                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No. ____)


Filed by the Registrant [X]
Filed  by a Party other than the Registrant [_]

Check the appropriate box:

[_]    Preliminary Proxy Statement      [_]    Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))

[X]    Definitive Proxy Statement
[_]    Definitive Additional Materials
[_]    Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12


                               CIRRUS LOGIC, INC.
     -----------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

                               CIRRUS LOGIC, INC.
     -----------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement, if other than the Registrant

Payment of Filing Fee (Check the appropriate box):

[x]    No Fee required.

[_]    Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

              (1) Title of each class of securities to which transaction applies:

                  ---------------------------------------------------------

              (2) Aggregate number of securities to which transaction
                  applies:

                  ---------------------------------------------------------

              (3) Per unit price or other underlying value of
                  transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

                  ---------------------------------------------------------

              (4) Proposed maximum aggregate value of transaction:

                  ---------------------------------------------------------

              (5) Total fee paid:

                  ---------------------------------------------------------


[_]    Fee paid previously with preliminary materials.
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

              (1) Amount Previously Paid:

                  ---------------------------------------------------------

              (2) Form, Schedule or Registration Statement No.:

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              (3) Filing Party:

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              (4) Date Filed:

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


                    [LOGO OF CIRRUS LOGIC(R) APPEARS HERE]
                               ----------------
                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD JULY 21, 1998

TO THE SHAREHOLDERS OF CIRRUS LOGIC, INC.

  NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Cirrus Logic, Inc. (the "Company"), a California corporation, will be held on Tuesday, July 21, at 2:00 p.m., local time, at the offices of the Company, 3100 West Warren Avenue, Fremont, California 94538 for the following purposes:

  1. To elect directors to serve during the ensuing year.

  2. To approve an amendment to the Company's 1989 Employee Stock Purchase Plan that will increase the number of shares of Common Stock available for grant under the plan by 300,000 shares.

  3. To approve an amendment to the Company's 1996 Stock Plan that will increase the number of shares of Common Stock available for grant under the plan by 2,000,000 shares.

  4. To approve amendments to the Company's 1990 Directors' Stock Option Plan as follows:

    . Increase the number of shares of Common Stock available for grant under the plan by 100,000 shares.

    .Extend the termination of the Directors' Plan from January 2000 to January 2010.

    .Increase the Initial Automatic Grant from 20,000 shares to 25,000 shares.

    .Extend the term of each grant from five years to ten years.

    .Amend the vesting schedule for Annual Automatic Options to be fully vested on date of grant.

  5. To approve the reincorporation of the Company as a Delaware corporation and the Delaware Form of Indemnification Agreement.

  6. To approve the setting of the number of authorized shares of Common Stock at 280,000,000 shares.

  7. To ratify the appointment of Ernst & Young LLP as independent auditors of the Company.

  8. To transact such other business as may properly come before the meeting or any adjournment thereof.

  The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

  Only shareholders of record at the close of business on May 26, 1998, are entitled to notice of and to vote at the meeting and any continuation or adjournment thereof.

                                          For the Board of Directors

                                          Robert F. Donohue, Secretary

Fremont, California
June 12, 1998


--------------------------------------------------------------------------------
                            YOUR VOTE IS IMPORTANT
   ALL SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. HOWEVER, TO ENSURE YOUR REPRESENTATION AT THE MEETING, YOU ARE
 URGED TO MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS
 POSSIBLE IN THE POSTAGE-PAID ENVELOPE ENCLOSED FOR THAT PURPOSE. RETURNING
 YOUR PROXY WILL HELP THE COMPANY ASSURE A QUORUM AND AVOID THE ADDITIONAL EXPENSE OF DUPLICATE PROXY SOLICITATIONS. SHAREHOLDERS HOLDING CIRRUS
 LOGIC SHARES WITH A BROKERAGE FIRM OR A BANK MAY VOTE VIA THE INTERNET IF
 YOU ELECTED THAT OPTION. IF YOU ATTEND THE MEETING, YOU MAY VOTE IN PERSON
 EVEN IF YOU HAVE RETURNED THE PROXY OR VOTED ELECTRONICALLY.
--------------------------------------------------------------------------------

                    [LOGO OF CIRRUS LOGIC(R) APPEARS HERE]

                               ----------------

                                PROXY STATEMENT

                      1998 ANNUAL MEETING OF SHAREHOLDERS
                                 JULY 21, 1998

                INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

  The enclosed proxy is solicited on behalf of the Board of Directors of Cirrus Logic, Inc. (the "Company") for use at the Annual Meeting of Shareholders to be held on Tuesday, July 21, at 2:00 p.m., local time (the "Annual Meeting"), or at any continuation or adjournment thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Shareholders. The Annual Meeting will be held at the principal offices of the Company, located at 3100 West Warren Avenue, Fremont, California 94538. The telephone number at this address is (510) 623-8300.

  These proxy solicitation materials and the Company's Annual Report to Shareholders for the fiscal year ended March 28, 1998, including financial statements, were mailed on or about June 12, 1998 to all shareholders entitled to vote at the Annual Meeting.

RECORD DATE AND SHARE OWNERSHIP

  Only shareholders of record at the close of business on May 26, 1998 (the "Record Date") are entitled to receive notice of and to vote at the Annual Meeting. As of the Record Date, the Company had 67,109,004 shares of Common Stock outstanding. For information regarding holders of more than 5% of the outstanding Common Stock, see "Share Ownership of Directors, Executive Officers and Certain Beneficial Owners."

REVOCABILITY OF PROXIES

  Any person giving a proxy in the form accompanying this proxy statement has the power to revoke it at any time before it is voted. It may be revoked by filing, with the Secretary of the Company at the Company's principal offices, 3100 West Warren Avenue, Fremont, California 94538, a written notice of revocation or a duly executed proxy bearing a later date, or it may be revoked by attending the meeting and voting in person.

VOTING AND SOLICITATION

  Each share of Common Stock outstanding on the Record Date is entitled to one vote. In addition, each shareholder voting for the election of directors may cumulate his or her votes, giving one candidate a number of votes equal to the number of directors to be elected multiplied by the number of shares that the shareholder is entitled to vote, or distributing the shareholder's votes on the same principle among as many candidates as the shareholder chooses, provided that votes may not be cast for more than seven candidates. However, no shareholder shall be entitled to cumulate votes for any candidate unless the candidate's name has been properly placed in nomination prior to the voting and the shareholder, or any other shareholder, has given notice at the meeting prior to the voting of the intention to cumulate votes. On all other matters, each share has one vote.

  The cost of this solicitation will be borne by the Company. The Company has retained Morrow & Co., Inc. to aid in the solicitation of proxies from shareholders, banks and other institutional nominees. The Company will pay Morrow & Co. $25,000 for these services, plus expenses. In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation materials to such beneficial owners. Original solicitation of proxies by mail may be supplemented by additional mailings, telephone, telegram or personal solicitations by directors, officers or employees of the Company or its representatives. No additional compensation will be paid for any such services.

QUORUM; ABSTENTIONS; BROKER NON-VOTES

  The required quorum for the transaction of business at the Annual Meeting is a majority of the shares of Common Stock issued and outstanding on the Record Date. Shares that are voted "FOR", "AGAINST" or "WITHHELD FROM" a matter are treated as being present at the meeting for purposes of establishing a quorum and are also treated as shares "represented and voting" (the "Votes Cast") at the Annual Meeting with respect to such matter.

  While there is no definitive statutory or case law authority in California as to the proper treatment of abstentions, the Company believes that abstentions should be counted for purposes of determining both (i) the presence or absence of a quorum for the transaction of business and (ii) the total number of Votes Cast with respect to a proposal (other than the election of directors). In the absence of controlling precedent to the contrary, the Company intends to treat abstentions in this manner. Accordingly, abstentions will have the same effect as a vote against the proposal.

  Broker non-votes will be counted for purposes of determining the presence or absence of a quorum for the transaction of business, but will not be counted for purposes of determining the number of Votes Cast with respect to the proposal on which the broker has expressly not voted. Thus, a broker non-vote will not affect the outcome of the voting on a proposal.

DEADLINE FOR RECEIPT OF SHAREHOLDER PROPOSALS

  Proposals of shareholders of the Company that are intended to be presented by such shareholders at the Company's 1999 Annual Meeting of Shareholders must be received by the Company no later than February 15, 1999, in order that they may be considered for possible inclusion in the proxy statement and form of proxy relating to that meeting.

                                  PROPOSAL 1

                             ELECTION OF DIRECTORS

  Currently, the Company's Board of Directors is comprised of six members. A Board of seven directors is to be elected at the meeting. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the Company's nominees named below. In the event that any nominee of the Company is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the current Board of Directors to fill the vacancy. It is not expected that any nominee will be unable or will decline to serve as a director. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner and in accordance with cumulative voting, if applicable, as will assure the election of as many of the nominees listed below as possible, and in such event the specific nominees to be voted for will be determined by the proxy holders. The term of office of each person elected as a director will continue until the next Annual Meeting of Shareholders and until a successor has been duly elected and qualified.

NOMINEES FOR DIRECTOR

  Set forth below is certain information regarding the nominees:

                                                                      DIRECTOR
             NAME           AGE      POSITION WITH THE COMPANY         SINCE
             ----           ---      -------------------------        --------
   Michael L. Hack-
    worth(1)(4)............  57 President, Chief Executive Officer,     1985
                                Chairman of the Board and Director
   Suhas S. Patil(1)(4)....  53 Chairman Emeritus and Director          1984
   C. Gordon Bell(2)(4)....  63 Director                                1990
   D. James Guzy(1)(3)(4)..  62 Director                                1984
   Walden C. Rhines(1)(3)..  51 Director                                1995
   Robert H. Smith(2)(3)...  61 Director                                1990
   Alfred S. Teo...........  52 --                                       --

--------
(1) Member of the Executive Committee
(2) Member of the Audit Committee
(3) Member of the Compensation Committee
(4) Member of the Nominating Committee

  Mr. Hackworth, a founder of the Company, has served as President, Chief Executive Officer and a Director of the Company since January 1985. He was appointed to the position of Chairman of the Board in July 1997. He is also a director of Read-Rite Corporation.

  Dr. Patil, a founder of the Company, was appointed Chairman Emeritus in July 1997. He served as Chairman of the Board and Director since the Company was founded in 1984. He served as Vice President, Research and Development until March 1990 and Executive Vice President, Products and Technology thru April 1997. He is also a director of CyberMedia, Inc.

  Dr. Bell has been a Senior Researcher with Microsoft Corporation since August 1995. He was a computer consultant from November 1991 until August 1995 and Chief Scientist for Stardent Computer, a manufacturer of high-performance graphics super-computers, from November 1987 until November 1991.

  Mr. Guzy has been President of Arbor Company, a Nevada limited partnership engaged in the electronics and computer industry, since 1969. In 1997, he joined SRC Computers, Inc., a computer manufacturer, as Chairman, President and Chief Executive Officer. He is also a director of Intel Corporation, Micro Component Technology, Inc., Novellus Systems, Inc., Davis Selected Advisors Group of Mutual Funds and Alliance Capital Management Technology Fund.

  Dr. Rhines has been President and Chief Executive Officer and a director of Mentor Graphics Corporation, a maker of electronic design automation products, since October 1993. Previously, he was Executive Vice President, Semiconductor Group at Texas Instruments, Inc. from May 1987 to October 1993. He is also a director of TriQuint Semiconductor, Inc.

  Mr. Smith has been Executive Vice President, Finance and Administration, Chief Financial Officer, Secretary and a director of Novellus Systems, Inc., a capital equipment manufacturer, since October 1996. From June 1994 to September 1994, he was Chairman of the Board of Micro Component Technology, Inc., an equipment manufacturer. He was President of Maxwell Communication Corporation North America, a printing, publishing, telecommunications and information management company, from August 1988 to July 1990.


  Mr. Teo has been the Chairman and Chief Executive Officer of Alpha Industries, Inc. of the Sigma Plastics Group since 1979, Chairman and Chief Executive Officer of Red Line Express since 1984, and of Hillman Eyes since 1992 and Alpha Technologies, Inc. since 1990. He is also a director of Fleet Bank, N.A., American Banknote Corporation, Navarre Corporation, a Trustee of St. Joseph's Hospital and of Stevens Institute of Technology.

  There are no family relationships between any directors or executive officers of the Company.

BOARD MEETINGS AND COMMITTEES

  During the fiscal year ended March 28, 1998 (the "Last Fiscal Year"), the Board of Directors held six meetings. Each of the incumbent directors attended at least 75% of the aggregate of all meetings of the Board of Directors and of the committees, if any, upon which such director served.

  The Board of Directors has four standing committees: the Executive Committee, the Audit Committee, the Compensation Committee, and the Nominating Committee.

  The Executive Committee, which consists of directors Guzy, Hackworth, Patil and Rhines, was established to work on special projects as may be designated from time to time by the Board of Directors. During the Last Fiscal Year, the Executive Committee met 8 times.

  The Audit Committee, which consists of directors Bell and Smith, was established to review, in consultation with the independent auditors, the Company's financial statements, accounting and other policies, accounting systems and system of internal controls. The Audit Committee met twice during the Last Fiscal Year.

  The Compensation Committee, which consists of directors Guzy, Rhines and Smith, was established to grant stock options under the Company's Option Plans and to review the Company's programs relating to the recruitment, retention and motivation of employees, the Variable Compensation Plans and other similar programs for recommendation to the Board of Directors. The Compensation Committee met three times during the Last Fiscal Year. In addition, the Committee approved stock option grants on a monthly basis by means of Unanimous Written Consents.

  The Nominating Committee, which consists of directors Bell, Guzy, Hackworth, and Patil, was established to seek qualified candidates for nomination to the Board. The Nominating Committee met once during the Last Fiscal Year. The Nominating Committee intends to conduct its evaluation of potential candidates independently and confidentially; therefore, it does not intend to accept shareholder recommendations of candidates.

  Effective April 1, 1998, the Nominating Committee was changed to form the Governance Committee consisting of directors Bell, Guzy, Rhines and Smith. In the future, the duties of the Nominating Committee will be performed by the Governance Committee.

COMPENSATION OF DIRECTORS

  Non-employee directors are compensated as follows: a retainer of $4,000 is paid each quarter; a fee of $2,000 per day is paid for each regular or special meeting of the Board of Directors or committee meetings attended in person; a fee of $2,000 per day is paid for consulting services; and travel expenses are reimbursed for any director who travels more than 50 miles to attend a meeting. During the Last Fiscal Year, Mr. Guzy received consulting fees of $15,000 and Mr. Rhines received consulting fees of $1,000 for board related issues.

  On April 1, 1998, the Compensation Policy for Outside Board Members was amended as follows: the quarterly retainer was increased to $6,250, and $250 per hour (not to exceed $2,000 per day) will be paid for attendance at telephonic meetings of the Board or Committees.

  In January 1990, the Company adopted a Directors' Stock Option Plan (the "Directors' Plan"), which was approved by the shareholders in July 1990. Under the terms of the Directors' Plan, each non-employee director is automatically granted, on the date he or she first becomes a director, an initial option to purchase 20,000 shares and, on the date of his or her annual reelection to the Board, an additional option to purchase 5,000 shares. The exercise price of the automatic options is the fair market value of the Common Stock as determined by the closing price reported by the Nasdaq National Market on the date of grant. To date, options granted under the Directors' Plan have a five-year term and vest over four years: one-quarter of the shares vest one year from the date of grant and one forty-eighth of the total shares vest each month thereafter.

  On July 31, 1997, automatic options were granted to directors Bell, Guzy, Rhines and Smith to purchase 5,000 shares of Common Stock at an exercise price of $13.5625 per share, the fair market value on the date of grant.

  On April 1, 1998, the Board of Directors approved amendments to the Directors' Plan to increase the number of shares available for grant by 100,000 shares, to make the term of each option ten years, the initial automatic grant to 25,000 shares and to provide that the annual automatic grant will be fully vested on date of grant. Also see Proposal 4.

VOTE REQUIRED

  The seven nominees receiving the highest number of affirmative votes of the shares entitled to be voted for them shall be elected as directors. Votes withheld from any director are counted for purposes of determining the presence or absence of a quorum for the transaction of business, but have no other legal effect in the election of directors under California law.

                                  PROPOSAL 2

                 APPROVAL OF AN AMENDMENT TO THE 1989 EMPLOYEE
                              STOCK PURCHASE PLAN

  The Company's 1989 Employee Stock Purchase Plan (the "Purchase Plan") was adopted by the Board of Directors in March 1989 and approved by the shareholders in May 1989. A total of 200,000 shares of Common Stock were initially reserved for issuance thereunder. By subsequent amendments to the Purchase Plan, the shares reserved have been increased to 4,400,000 shares.

PROPOSED AMENDMENT TO THE PURCHASE PLAN

  On April 1, 1998, the Board of Directors approved an amendment to the Purchase Plan to further increase the aggregate number of shares authorized for issuance thereunder by 300,000 shares, bringing the total number of shares reserved under the Purchase Plan to 4,700,000 shares. Proposal 2 seeks shareholder approval of this amendment.

  The Board considers the increase in shares necessary to meet the Company's current needs. The Board further believes that the Purchase Plan is an integral component of the Company's benefits program that is intended to provide employees with an incentive to exert maximum effort for the success of the Company and to participate in that success through the acquisition of the Company's Common Stock. As of March 28, 1998, approximately 867 or 49% of the Company's eligible employees were participating in the Purchase Plan.

VOTE REQUIRED

  The affirmative vote of a majority of the Votes Cast will be required to approve the amendment to the Purchase Plan.

       THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF PROPOSAL 2.

  The essential provisions of the Purchase Plan are outlined below.

ADMINISTRATION

  The Purchase Plan is administered by the Compensation Committee of the Board of Directors.

ELIGIBILITY

  Only employees may participate in the Purchase Plan. For this purpose, an "employee" is any person who is regularly employed at least 20 hours per week and 5 months per calendar year by the Company or any of its majority-owned subsidiaries. No employee shall be permitted to subscribe for shares under the Purchase Plan if, immediately after the grant of the option, the employee would own 5% or more of the total combined voting power or value of all classes of stock of the Company or its subsidiaries (including stock issuable upon exercise of options held by him or her), nor shall any employee be granted an option that would permit him or her to buy more than $25,000 worth of stock (determined at the fair market value of the shares at the time the option is granted) under the Purchase Plan in any calendar year. As of December 28, 1997 (the last enrollment date), there were 1,907 employees eligible to participate in the Purchase Plan, of whom 913 were participants.

OFFERING PERIOD

  There is generally one offering under the Purchase Plan during each six month period. Since 1994, the offering periods have coincided with the accounting and payroll schedules and include thirteen pay periods per offering. The current offering will end on June 27, 1998. The first day of an offering period is referred to as the "Offering Date." The last day of an offering period is referred to as the "Exercise Date."

PURCHASE PRICE

  The purchase price per share at which shares will be sold in an offering under the Purchase Plan is the lower of (i) eighty-five percent of the fair market value of a share of Common Stock on the Offering Date or (ii) eighty-five percent of the fair market value of a share of Common Stock on the Exercise Date. The fair market value of the Common Stock on a given date shall be the closing price as reported in the Wall Street Journal.

PAYMENT OF PURCHASE PRICE; PAYROLL DEDUCTIONS

  The purchase price of the shares is accumulated by payroll deductions over the offering period. The Purchase Plan provides that the aggregate of such payroll deductions during the offering period shall not exceed fifteen percent of total compensation during said offering period. However, beginning with the offering of July 1, 1990, each participant was limited to ten percent of base compensation and the right to purchase a maximum of 500 shares in each offering. Such restrictions will apply until the Compensation Committee takes further action. During the offering period, a participant may discontinue his or her participation in the Purchase Plan, and may decrease but not increase the rate of payroll deductions.

  All payroll deductions made for a participant are credited to the participant's account under the Purchase Plan and are included with the general funds of the Company. Funds received upon sales of stock under the Purchase Plan are used for general corporate purposes.

WITHDRAWAL

  A participant may terminate his or her interest in a given offering by signing and delivering to the Company a notice of withdrawal from the Purchase Plan at least fifteen days prior to the Exercise Date of the offering period.

TERMINATION OF EMPLOYMENT

  Termination of a participant's employment for any reason, including retirement or death, cancels his or her participation in the Purchase Plan immediately. In such event the payroll deductions credited to the participant's account will be returned without interest to such participant or his or her heirs.

CAPITAL CHANGES

  In the event of any changes in the capitalization of the Company effected without receipt of consideration by the Company, such as stock splits or stock dividends, resulting in an increase or decrease in the number of outstanding shares of Common Stock, proportionate adjustments will be made by the Company in the shares subject to purchase and in the price per share.

EFFECT OF LIQUIDATION, DISSOLUTION, SALE OF ASSETS OR MERGER

  In the event of liquidation or dissolution of the Company, an employee's participation in the Purchase Plan will be terminated immediately before consummation of such event unless otherwise provided by the Board. In the event of a sale of all or substantially all of the assets of the Company or a merger of the Company with or into another corporation, the employee's rights may be satisfied by assumption of the Company's obligations by such acquiring or successor corporation. If such corporation refuses to assume those obligations, the Board shall allow the immediate exercise of the employee's rights for fifteen days, after which the employee's rights under the Purchase Plan shall terminate.

AMENDMENT AND TERMINATION OF THE PLAN

  The Board may at any time amend or terminate the Purchase Plan, except that no such termination shall affect options previously granted and no amendment shall make any change in an option granted prior thereto that adversely affects the rights of any participant. Under the Purchase Plan, an amendment to increase the number of shares reserved for issuance requires the approval of the shareholders of the Company. The Plan will terminate in March 2009, unless terminated earlier by the Board.

TAX INFORMATION

  The Purchase Plan, and the right of participants to make purchases thereunder, is intended to qualify under the provisions of Sections 421 and 423 of the Internal Revenue Code of 1986, as amended (the "Code"). Under these provisions, no income will be taxable to a participant until the shares purchased under the Purchase Plan are sold or otherwise disposed of. Upon sale or other disposition of the shares, the participant will generally be subject to tax and the amount of the tax will depend upon the holding period. If the shares are sold or otherwise disposed of more than two years from the Offering Date, the participant will recognize ordinary income measured as the lesser of
(a) the excess of the fair market value of the shares at the time of such sale or disposition over the purchase price, or (b) an amount equal to 15% of the fair market value of the shares as of the Offering Date. Any additional gain will be treated as long-term capital gain. If the shares are sold or otherwise disposed of before the expiration of this holding period, the participant will recognize ordinary income generally measured as the excess of the fair market value of the shares on the date the shares are purchased over the purchase price. Any further gain or any loss on such sale or disposition will be treated as capital gain or loss. The Company generally is not entitled to a deduction for amounts taxed as ordinary income or capital gain to a participant, except to the extent of ordinary income recognized by participants upon a sale or disposition of shares prior to the expiration of the holding period described above and subject to the limitation on deductibility set forth in Section 162(m) of the Code.

  The foregoing is only a summary of the effect of federal income taxation laws upon the participant and the Company with respect to the shares purchased under the Purchase Plan. Reference should be made to the applicable provisions of the Code. In addition, the summary does not discuss the tax consequences of a participant's death or the income tax laws of any state or foreign country in which the participant may reside.

PARTICIPATION IN THE PURCHASE PLAN

  Participation in the Purchase Plan is voluntary and is dependent on each eligible employee's election to participate and his or her respective determination as to the level of payroll deductions. Accordingly, future purchases under the Purchase Plan are not determinable. The following table sets forth information with respect to the shares purchased during the Last Fiscal Year by (i) the executive officers named in the Summary Compensation Table below (the "Named Officers"), (ii) all current executive officers as a group, and (iii) all other employees as a group who participated in the Purchase Plan.

                                                          NUMBER OF
                                                           SHARES       DOLLAR
             NAME (OR GROUP) AND POSITION               PURCHASED (#)  VALUE(1)
             ----------------------------               ------------- ----------
Michael L. Hackworth..................................       1,000    $    1,731
President, Chief Executive Officer and Chairman

Edward C. Ross........................................       1,000    $    1,731
President, Technology and Manufacturing Group

George N. Alexy.......................................       1,000    $    1,731
Senior Vice President, Corporate Marketing

Eric J. Swanson.......................................         --            --
Vice President and Chief Technical Officer

Steven Dines..........................................         --            --
Vice President and General Manager, Mass Storage Prod-
ucts Division

All current participating executive officers as a
group (5 persons).....................................       5,000    $    8,656

All other employees as a group (2,003 persons)........     635,501    $1,096,683

--------
(1) Market value on the date of purchase, minus the purchase price under the Purchase Plan.

                                  PROPOSAL 3

                APPROVAL OF AN AMENDMENT TO THE 1996 STOCK PLAN

  The 1996 Stock Plan (the "Stock Plan") was adopted by the Board of Directors in May 1996 and approved by the Shareholders in August 1996. The Stock Plan replaces the 1987 Stock Option Plan which expired in May 1997. 2,500,000 shares were reserved for issuance under the Stock Plan. By subsequent amendments to the Stock Plan, the shares reserved have been increased to 4,500,000 shares.

  Stock options play a key role in the Company's ability to recruit, reward and retain executives and key employees. Technology companies have historically used stock options as an important part of recruitment and retention packages. The Company competes directly with these technology companies for experienced executives and engineers and must be able to offer comparable packages to attract the caliber of individual that the Company believes is necessary to provide the growth that shareholders desire. The Stock Plan provides for the grant of options and stock purchase rights to employees and consultants to provide additional incentive to encourage their continued service to the Company.

PROPOSED AMENDMENT TO THE STOCK PLAN

  On April 1, 1998, the Board of Directors increased the shares reserved for issuance under the Stock Plan by an additional 2,000,000, bringing the total shares reserved for issuance under the Stock Plan to 6,500,000 shares. Proposal 3 seeks shareholder approval of this amendment.

VOTE REQUIRED

  The affirmative vote of a majority of the Votes Cast will be required to approve the amendment to the Stock Plan.

       THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF PROPOSAL 3.

  The essential provisions of the Stock Plan are outlined below.

SUMMARY OF THE STOCK PLAN

  GENERAL. The purpose of the Stock Plan is to attract and retain the best available personnel for positions of substantial responsibility with the Company, to provide additional incentive to the employees and consultants of the Company and to promote the success of the Company's business. Options and stock purchase rights may be granted under the Stock Plan. Options granted under the Stock Plan may be either "incentive stock options," as defined in
Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or nonstatutory stock options.

  ADMINISTRATION. The Stock Plan may generally be administered by the Board or the Committee appointed by the Board. However, with respect to grants of options to employees who are also officers or directors of the Company ("Insiders"), the Stock Plan will be administered by: (i) the Board if the Board may administer the Stock Plan in a manner complying with Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act") or any successor rule thereto ("Rule 16b-3") with respect to a plan under which discretionary grants and awards of equity securities are to be made to Insiders; or (ii) a committee designated by the Board to administer the Stock Plan, which committee shall be constituted to comply with the rules under Rule 16b-3 governing a plan under which discretionary grants and awards of equity securities are to be made to Insiders. The administrators of the Stock Plan are referred to herein as the "Administrator".

  ELIGIBILITY; LIMITATIONS. Nonstatutory stock options and stock purchase rights may be granted under the Stock Plan to employees and consultants of the Company and any parent or subsidiary of the Company. Incentive stock options may be granted only to employees. The Administrator, in its discretion, selects the employees and consultants to whom options and stock purchase rights may be granted, the time or times at which such options and stock purchase rights shall be granted, and the number of shares subject to each such grant.

  Section 162(m) of the Code places limits on the deductibility for federal income tax purposes of compensation paid to certain executive officers of the Company. In order to preserve the Company's ability to deduct the compensation income associated with options granted to such persons, the Stock Plan provides that no employee may be granted, in any fiscal year of the Company, options to purchase more than 400,000 shares of Common Stock. Notwithstanding this limit, however, in connection with an employee's initial employment, he or she may be granted options to purchase up to an additional 800,000 shares of Common Stock.

  TERMS AND CONDITIONS OF OPTIONS. Each option is evidenced by a stock option agreement between the Company and the optionee, and is subject to the following additional terms and conditions;

  (a) EXERCISE PRICE. The Administrator determines the exercise price of options at the time the options are granted. The exercise price of an incentive stock option may not be less than 100% of the fair market value of the Common Stock on the date such option is granted. The fair market value of the Common Stock is generally determined with reference to the closing sale price for the Common Stock (or the closing bid if no sales were reported) on the date the option is granted.

  (b) EXERCISE OF OPTION; FORM OF CONSIDERATION. The Administrator determines when options become exercisable and may in its discretion accelerate the vesting of any outstanding option. Stock options granted under the Stock Plan generally vest and become exerciseable over four years. The means of payment for shares issued upon exercise of an option is specified in each option agreement. The Stock Plan permits payment to be made by cash, check, promissory note, other shares of Common Stock of the Company (with some restrictions), cashless exercises, a reduction in the amount of any Company liability to the optionee, any other form of consideration permitted by applicable law, or any combination thereof.

  (c) TERM OF OPTION. The Administrator determines the terms of each option, provided that the term of an incentive stock option may be no more than ten years from the date of grant. No option may be exercised after the expiration of its term.

  (d) TERMINATION OF EMPLOYMENT. If an optionee's employment or consulting relationship terminates for any reason (other than death or disability), then all options held by the optionee under the Stock Plan expire on the earlier of
(i) the date set forth in his or her notice of grant or (ii) the expiration date of such option. The optionee may exercise all or part of the option before such expiration. To the extent the option is exercisable at the time of such termination.

  (e) DEATH OR DISABILITY. If an optionee's employment or consulting relationship terminates as a result of death or disability, then all options held by such optionee under the Stock Plan expire on the earlier of (i) 12 months from the date of such termination or (ii) the expiration date of such option. The optionee (or the optionee's estate or the person who acquires the right to exercise the option by bequest or inheritance), may exercise all or part of the option at any time before such expiration to the extent that the option was exercisable at the time of such termination.

  (f) NONTRANSFERABILITY OF OPTIONS. Options granted under the Stock Plan are not transferable other than by will or the laws of descent and distribution, and may be exercisable during the optionee's lifetime only by the optionee.

  (g) OTHER PROVISIONS. The stock option agreement may contain other terms, provisions and conditions not inconsistent with the Stock Plan as may be determined by the Administrator.

  STOCK PURCHASE RIGHTS. A stock purchase right gives the purchaser a period of no longer than 90 days from the date of grant to purchase Common Stock. A stock purchase right is accepted by the execution of a restricted stock purchase agreement between the Company and the purchaser, accompanied by the payment of the purchase price of the shares. Unless the Administrator determines otherwise, the restricted stock purchase agreement shall give the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser's employment or consulting relationship with the Company for any reason (including death and disability). The purchase price for any shares repurchased by the Company shall be the original price paid by the purchaser. The repurchase option lapses at a rate determined by the Administrator. A stock purchase right is nontransferable other than by will or the laws of descent and distribution, and may be exercisable during the optionee's lifetime only by the optionee. The aggregate number of shares subject to grants or stock purchase rights may not exceed 10% of the shares subject to the Stock Plan.

  ADJUSTMENTS UPON CHANGES IN CAPITALIZATION. In the event that the stock of the Company changes by reason of any stock split, reverse stock split, stock dividend, combination, reclassification or other similar change in the capital structure of the Company effected without the receipt of consideration, appropriate adjustments shall be made in the number and class of shares of stock subject to the Stock Plan, the number and class of shares of stock subject to any option or stock purchase right outstanding under the Stock Plan, and the exercise price of any such outstanding option or stock purchase right.

  In the event of a liquidation or dissolution, any unexercised options or stock purchase rights will terminate. The Administrator may, in its discretion provide that each optionee shall have the right to exercise all of the optionee's options and stock purchase rights, including those not otherwise exercisable, until the date ten days prior to the consummation of the liquidation or dissolution.

  In connection with any merger, consolidation, acquisition of assets or like occurrence involving the Company, each outstanding option or stock purchase right shall be assumed or an equivalent option or right substituted by the successor corporation. If the successor corporation refuses to assume the options and stock purchase rights or to substitute substantially equivalent options and stock purchase rights, the optionee shall have the right to exercise the option or stock purchase right as to all the optioned stock, including shares not otherwise exercisable. In such event, the Administrator shall notify the optionee that the option or stock purchase right is fully exercisable for fifteen days from the date of such notice and that the option or stock purchase right terminates upon expiration of such period.

  AMENDMENT AND TERMINATION OF THE PLAN. The Board may amend, alter, suspend or terminate the Stock Plan, or any part thereof, at any time and for any reason. However, the Company shall obtain shareholder approval for any amendment to the Stock Plan to the extent necessary and desirable to comply with Rule 16b-3 and Sections 162(m) and 422 of the Code, or any similar rule or statute. No such action by the Board or shareholders may alter or impair any option or stock purchase right previously granted under the Stock Plan without the written consent of the optionee. Unless terminated earlier, the Stock Plan shall terminate ten years from the date of its approval by the shareholders or the Board of the Company, whichever is earlier.

FEDERAL INCOME TAX CONSEQUENCES

  INCENTIVE STOCK OPTIONS. An optionee who is granted an incentive stock option does not recognize taxable income at the time the option is granted or upon its exercise, although the exercise may subject the optionee to the alternative minimum tax. Upon a disposition of the shares more than two years after grant of the option and one year after exercise of the option, any gain or loss is treated as long-term capital gain or loss. If these holding periods are not satisfied, the optionee recognizes ordinary income at the time of disposition generally measured as the difference between the exercise price and the lower of (i) the fair market value of the shares at the date of the option exercise or (ii) the amount realized on the sale of the shares. Any gain or loss recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income is treated as long-term or short-term capital gain or loss, depending on the holding period. A different rule for measuring ordinary income upon such a premature disposition may apply if the optionee is also an officer, director, or 10% shareholder of the Company. The Company is entitled to a deduction in the same amount as the ordinary income recognized by the optionee.

  NONSTATUTORY STOCK OPTIONS. An optionee does not recognize any taxable income at the time he or she is granted a nonstatutory stock option. Upon exercise, the optionee recognizes taxable income generally measured by the excess of the then fair market value of the shares over the exercise price. Any taxable income recognized in connection with an option exercise by an employee of the Company is subject to tax withholding by the Company. The Company is entitled to a deduction in the same amount as the ordinary income recognized by the optionee. Upon a disposition of such shares by the optionee, any difference between the sale price and the optionee's exercise price, to the extent not recognized as taxable income as provided above, is treated as long-term or short-term capital gain or loss, depending on the holding period.

  STOCK PURCHASE RIGHTS. Stock purchase rights will generally be taxed in the same manner as nonstatutory stock options. However, restricted stock is generally purchased upon the exercise of a stock purchase right. At the time of purchase, restricted stock is subject to a "substantial risk of forfeiture" within the meaning of Section 83 of the Code. As a result, the purchaser will not recognize ordinary income at the time of purchase. Instead, the purchaser will recognize ordinary income on the dates when a stock ceases to be subject to a substantial risk of forfeiture. The stock will generally cease to be subject to a substantial risk of forfeiture when it is no longer subject to the Company's right to repurchase the stock upon the purchaser's termination of employment with the Company. At such times, the purchaser will recognize ordinary income measured as the difference between the purchase price and the fair market value of the stock on the date the stock is no longer subject to a substantial risk of forfeiture.

  The purchaser may accelerate to the date of purchase his or her recognition of ordinary income, if any, and the beginning of any capital gain holding period by timely filing an election pursuant to Section 83(b) of the Code. In such event, the ordinary income recognized, if any, is measured as the difference between the purchase price and the fair market value of the stock on the date of purchase, and the capital gain holding period commences on such date. The ordinary income recognized by a purchaser who is an employee will be subject to tax withholding by the Company.

  Subject to the limitation on deductibility set forth in Section 162(m) of the Code, the Company is entitled to a tax deduction in the same amount as the ordinary income recognized by a purchaser in connection with a purchase of stock under a stock purchase right.

  THE FOREGOING IS ONLY A SUMMARY OF THE EFFECT OF FEDERAL INCOME TAXATION UPON OPTIONEES, HOLDERS OF STOCK PURCHASE RIGHTS, AND THE COMPANY WITH RESPECT TO THE GRANT AND EXERCISE OF OPTIONS AND STOCK PURCHASE RIGHTS UNDER THE STOCK PLAN. IT DOES NOT PURPORT TO BE COMPLETE, AND DOES NOT DISCUSS THE TAX CONSEQUENCES OF THE EMPLOYEE'S OR CONSULTANT'S DEATH OR THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE, OR FOREIGN COUNTRY IN WHICH THE EMPLOYEE OR CONSULTANT MAY RESIDE.

PARTICIPATION IN THE STOCK PLAN

  The grant of options and stock purchase rights under the Stock Plan to eligible employees and consultants, including the Named Officers, is subject to the discretion of the Compensation Committee. As of the date of this proxy statement, there has been no determination by the Administrator with respect to future awards under the Stock Plan. Accordingly, future awards are not determinable. Non-employee directors are not eligible to participate in the Stock Plan. The following table sets forth information with respect to options granted under the Stock Plan during the Last Fiscal Year to (i) the Named Officers, (ii) all current executive officers as a group and (iii) all other employees as a group. The term of all options outstanding under the Stock Plan is ten years from date of grant.

                                                    SHARES        WEIGHTED
                                                    SUBJECT        AVERAGE
                                                  TO OPTIONS   EXERCISE PRICE
          NAME (OR GROUP) AND POSITION            GRANTED (#) PER SHARE ($/SH.)
          ----------------------------            ----------- -----------------
Michael L. Hackworth.............................        --            --
President, Chief Executive Officer and Chairman
of the Board

Edward C. Ross...................................     40,000       $12.125
President, Technology and Manufacturing Group

George N. Alexy..................................     40,000        12.125
Senior Vice President, Corporate Marketing

Eric J. Swanson..................................    100,000        14.113
Vice President and Chief Technical Officer

Steven Dines.....................................     87,400        12.898
Vice President and General Manager, Mass Storage
Products Division

All current executive officers as a group (11        700,683       $13.525
persons).........................................

All other employees as a group (598 persons).....  1,582,350       $ 12.32

                                  PROPOSAL 4

                APPROVAL OF AN AMENDMENT TO THE 1990 DIRECTORS'
                               STOCK OPTION PLAN

  The 1990 Directors' Stock Option Plan (the "Directors' Plan") was adopted by the Board of Directors in January 1990 and approved by the shareholders in July 1990. A total of 240,000 shares of Common Stock were initially reserved for issuance thereunder. Subsequent amendments to the Directors' Plan increased the shares reserved to a total of 370,000.

PROPOSED AMENDMENTS TO THE DIRECTORS' PLAN

  On April 1, 1998, the Board of Directors increased the shares reserved for issuance under the Directors' Plan by an additional 100,000 shares, bringing the total number of shares reserved for issuance under the Directors' Plan to 470,000. In addition, Board of Directors approved several amendments to the Directors' Plan:

  The Directors' Plan is due to expire in January 2000. The Board approved an amendment to extend the expiration date to 2010.

  The Directors' Plan states that Automatic Option Grants have a term of five years. The Board approved an amendment to provide for a term of ten years for Automatic Options granted in the future.

  Under the current terms of the Directors' Plan, each new Outside Director receives an Initial Automatic Grant of 20,000 shares. The Board approved an amendment to increase the Initial Automatic Grant to 25,000 shares.

  Currently, Annual Automatic grants vest over four years. The Board approved an amendment to state that Annual Automatic Grants will be fully vested on date of grant.

  Proposal 4 seeks shareholder approval of these amendments.

VOTE REQUIRED

  The affirmative vote of a majority of the Votes Cast will be required to approve the amendment to the Directors' Plan.

       THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF PROPOSAL 4.

  The essential provisions of the Directors' Plan are outlined below.

ADMINISTRATION

  The Directors' Plan is administered by the Board of Directors. All options under the Directors' Plan shall be either Automatic Options or Special Options. The timing of the grant of Automatic Options is determined by the Directors' Plan and no discretion is permitted. The grant of Special Options shall be made at the discretion of the Board (exclusive of the optionee); provided, however, that no Special Option shall become exercisable unless approved by the shareholders of the Company. No member of the Board may vote on the grant of any option that relates to himself or herself.

ELIGIBILITY

  Only non-employee Directors ("Outside Directors") may participate in the Directors' Plan. As of March 28, 1998, there were four Outside Directors eligible to participate in the Directors' Plan.

AUTOMATIC OPTION GRANTS

  Effective April 1, 1998, each Outside Director is automatically granted in initial option to purchase 25,000 shares of Common Stock upon the date such person first becomes a Director, whether through election by the shareholders of the Company or appointment by the Board of Directors to fill a vacancy. Each Outside Director automatically receives, upon his or her annual reelection to the Board, an additional option to purchase 5,000 shares of Common Stock.

SPECIAL OPTION GRANTS

  Grants of Special Options shall be made at the discretion of the Board (exclusive of the optionee); provided, however, that no Special Option shall become exercisable unless approved by the shareholders of the Company.

TERMS OF OPTIONS

  Options granted under the Directors' Plan shall have a term of ten years and are exercisable only while the Outside Director remains an Outside Director of the Company or within seven months of the date the Outside Director ceases to serve as a Director. The exercise price of Automatic Options is 100% of the fair market value per share on the date of grant of the option. The exercise price of the Special Options shall be as determined by the Board (subject to shareholder approval of the grant) and may be less than 100% of fair market value.

  Initial Automatic Options are immediately exercisable and subject to repurchase by the Company as to any unvested shares upon cessation of status as an Outside Director. The Shares subject to the Initial Automatic Option vest cumulatively as to one-quarter of the aggregate number of shares on the first annual anniversary of the date of grant and as to one forty-eighth of the total shares each month thereafter; provided, however, that if the optionee ceases to serve as an Outside Director of the Company, vesting ceases as of the date of termination. Annual Automatic Options are fully vested on the date of grant and are immediately exercisable. Special Options shall be subject to vesting as determined by the Board of Directors and approved by the shareholders.

  Options granted under the Directors' Plan are intended to comply with Rule 16b-3 (or any successor rule) and shall contain any such additional conditions or restrictions as may be required to qualify for the maximum exemption from
Section 16 of the Exchange Act with respect to plan transactions.

EXERCISE OF OPTIONS

  An option is exercised by giving written notice of exercise to the Company, specifying the number of full shares of Common Stock to be purchased, and tendering payment to the Company of the purchase price. The payment shall consist entirely of cash, check, other shares of Common Stock having a fair market value on the date of surrender equal to the aggregate exercise price of the shares as to which said option shall be exercised (which, if acquired from the Company, shall have been held for at least six months), or any combination of such methods of payment.

DISABILITY OF OPTIONEE

  If an Outside Director ceases to serve as a Director or is unable to continue his or her service as a Director with the Company as a result of total and permanent disability (as defined in Section 22(e)(3) of the Code), the Outside Director may exercise the option, but only within seven months after the date he or she ceases to be a Director of the Company, and only to purchase vested shares. To the extent that he or she was not entitled to exercise an option at the date of such termination, or if he or she does not exercise such option (which he or she was entitled to exercise) within the time specified herein, the option shall terminate.

DEATH OF OPTIONEE

  If the optionee dies during the term of the option and the optionee was, at the time of his or her death, an Outside Director of the Company and who shall have been in continuous status as a Director since the date of grant of the option, the option may be exercised, at any time within seven months following the date of death, by the optionee's estate or by a person who acquired the right to exercise the option by bequest or inheritance, but only to the extent of the shares that had vested at the date of death.

  If the optionee dies within seven months after the termination of continuous status as a Director, then the option may be exercised, at any time within seven months following the termination of the optionee's continuous status as a Director, or three months after the date of death, whichever is later, by the optionee's estate or by a person who acquired the right to exercise the option by bequest or inheritance, but only to the extent of the shares that had vested at the date of termination.

CAPITAL CHANGES

  In the event of any changes in the capitalization of the Company effected without receipt of consideration by the Company, such as stock splits or stock dividends, resulting in an increase or decrease in the number of shares of Common Stock, proportionate adjustments will be made by the Company in the shares subject to purchase and in the price per share.

EFFECT OF LIQUIDATION, DISSOLUTION, SALE OF ASSETS OR MERGER

  In the event of a liquidation or dissolution of the Company, all options will terminate immediately before consummation of such event. In the event of a proposed sale of all or substantially all of the assets of the Company, or merger of the Company with or into another corporation, all options shall be assumed or equivalent options shall be substituted, by such successor corporation or a parent or subsidiary of such successor corporation. If such successor corporation refuses to assume the option or to substitute an equivalent option, the Board shall, in lieu of such assumption or substitution, provide that the optionee shall have the right to exercise the option as to all of the optioned shares, including shares as to which the option would not otherwise be exercisable, or that the restrictions on unvested shares shall be removed, as the case may be. If the Board makes an option fully exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Board shall notify the optionee that the option shall be fully exercisable for a period of fifteen days from the date of such notice, and the option will terminate upon the expiration of such period.

AMENDMENT AND TERMINATION

  The Board of Directors may amend, alter, suspend or discontinue the Directors' Plan; provided, however, that the terms of Automatic Options may not be amended more than once in any six-month period. The Company shall obtain shareholder approval of any Directors' Plan amendment that is required to comply with Rule 16b-3. No action by the Board may affect options already granted under the Directors' Plan without the consent of the Optionee. The Directors' Plan will terminate on January 16, 2010, unless terminated earlier by the Board.

TAX INFORMATION

  Options granted under the Directors' Plan are nonstatutory stock options. An optionee will not recognize any taxable income at the time he or she is granted a nonstatutory option. However, upon its exercise, the optionee will recognize taxable income, generally measured by the excess of the then fair market value of the shares of Common Stock purchased over the purchase price. Upon resale of such shares by the optionee, any difference between the sale price and the optionee's purchase price, to the extent not recognized as taxable income as provided above, will be treated as long-term or short-term capital gain or loss, depending on the holding period.

  The Company will be entitled to a tax deduction in the same amount as the ordinary income recognized by the optionee with respect to shares acquired upon exercise of a nonstatutory option.

  THE FOREGOING IS ONLY A SUMMARY OF THE EFFECT OF FEDERAL INCOME TAXATION UPON THE OPTIONEE AND THE COMPANY WITH RESPECT TO THE GRANT AND EXERCISE OF OPTIONS UNDER THE DIRECTORS' PLAN, DOES NOT PURPORT TO BE COMPLETE, AND DOES NOT DISCUSS THE TAX CONSEQUENCES OF THE OPTIONEE'S DEATH OR THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH AN OPTIONEE MAY RESIDE.

PARTICIPATION IN THE DIRECTORS' PLAN

  The grant of options under the Directors' Plan is determined by the Directors' Plan with respect to Automatic Options and is subject to the individual director's election, appointment or reelection to the Board. The grant of Special Options is at the discretion of the Board of Directors and the approval of the shareholders of the Company. Only Outside Directors are eligible to participate in the Directors' Plan. The following table sets forth information with respect to options granted under the Directors' Plan during the Last Fiscal Year to the Outside Directors. The term of all options outstanding under the Option Plan is five years from date of grant.

                                                    SHARES        WEIGHTED
                                                    SUBJECT        AVERAGE
                                                  TO OPTIONS   EXERCISE PRICE
   NAME (OR GROUP) AND POSITION                   GRANTED (#) PER SHARE ($/SH.)
   ----------------------------                   ----------- -----------------
   C. Gordon Bell, Director......................    5,000        $13.5625
   D. James Guzy, Director.......................    5,000         13.5625
   Walden C. Rhines, Director....................    5,000         13.5625
   Robert H. Smith, Director.....................    5,000         13.5625
   All Outside Directors as a group (four per-
    sons)........................................   20,000         13.5625

                                  PROPOSAL 5

                  APPROVAL OF REINCORPORATION IN DELAWARE AND
                THE DELAWARE FORM OF INDEMNIFICATION AGREEMENT

INTRODUCTION

  For the reasons set forth below, the Board of Directors believes that the best interests of the Company and its shareholders will be served by changing the state of incorporation of the Company from California to Delaware (the "Reincorporation Proposal" or the "Proposed Reincorporation"). SHAREHOLDERS ARE URGED TO READ CAREFULLY THE FOLLOWING SECTIONS OF THIS PROXY STATEMENT, INCLUDING THE RELATED EXHIBITS REFERENCED BELOW AND ATTACHED HERETO, BEFORE VOTING ON THE REINCORPORATION PROPOSAL. Throughout the Proxy Statement, the term "Cirrus Logic California" refers to the existing California corporation and the term "Cirrus Logic Delaware" refers to the new Delaware corporation, a wholly owned subsidiary of Cirrus Logic California, which is the proposed successor to Cirrus Logic California.

  As discussed below, the principal reasons for the proposed reincorporation are the greater flexibility of Delaware corporate law, the substantial body of case law interpreting that law, and the increased ability of the Company to attract and retain qualified directors. The Company believes that its shareholders will benefit from the well established principles of corporate governance that Delaware law affords. Although Delaware law provides the opportunity for the Board of Directors to adopt various mechanisms which may enhance the Board's ability to negotiate favorable terms for the shareholders in the event of an unsolicited takeover attempt, the proposed Delaware Certificate of Incorporation and the Reincorporation Proposal is not being proposed in order to prevent a nonsolicited takeover attempt, nor is it in response to any present attempt known to the Board of Directors to acquire control of the Company, obtain representation of the Board of Directors or take significant action that affects the Company.

  The Reincorporation Proposal will be effected by merging Cirrus Logic California into Cirrus Logic Delaware. Upon completion of the merger, Cirrus Logic California will cease to exist and Cirrus Logic Delaware will continue to operate the business of the Company under the name Cirrus Logic, Inc.

  Pursuant to the Agreement and Plan of Merger, a copy of which is attached hereto as Exhibit A (the "Merger Agreement"), each outstanding share of Cirrus Logic California Common Stock, no par value, will automatically be converted into one share of Cirrus Logic Delaware Common Stock, $0.001 par value, upon the effective date of the merger. Each stock certificate representing issued and outstanding shares of Cirrus Logic California Common Stock will continue to represent the same number of shares of Common Stock of Cirrus Logic Delaware. IT WILL NOT BE NECESSARY FOR SHAREHOLDERS TO EXCHANGE THEIR EXISTING STOCK CERTIFICATES FOR STOCK CERTIFICATES OF CIRRUS LOGIC DELAWARE. However, shareholders may exchange their certificates if they so choose. The Common Stock of Cirrus Logic California is listed for trading on the NASDAQ National Market, and after the merger Cirrus Logic Delaware's Common Stock will continue to be traded on the NASDAQ National Market without interruption, under the same symbol ("CRUS") as the shares of Cirrus Logic California Common Stock are traded under such system prior to the merger.

  Under California law, the affirmative vote of a majority of the outstanding shares of Common Stock of Cirrus Logic California is required for approval of the Merger Agreement and the other terms of the Proposed Reincorporation. See "Vote Required for the Reincorporation Proposal". The Proposed Reincorporation has been approved by Cirrus Logic California's Board of Directors. If approved by the shareholders, it is anticipated that the merger will become effective as soon as practicable (the "Effective Date") following the Annual Meeting of Shareholders. However, pursuant to the Merger Agreement, the merger may be abandoned or the Merger Agreement may be amended by the Board of Directors (except that the principal terms may not be amended without shareholder approval) either before or after shareholder approval has been obtained and prior to the Effective Date of the Proposed Reincorporation if, in the opinion of the Board of Directors of either company, circumstances arise which make it inadvisable to proceed under the original terms of the Merger Agreement. Shareholders of Cirrus Logic California will have no dissenters' rights of appraisal with respect to the merger.

  The discussion set forth below is qualified in its entirety by reference to the Merger Agreement, the Certificate of Incorporation of Cirrus Logic Delaware (the "Certificate of Incorporation"), the Bylaws of Cirrus Logic Delaware and the Indemnification Agreement, copies of which are attached hereto as Exhibits A, B, C and D, respectively.

  APPROVAL BY SHAREHOLDERS OF THE PROPOSED REINCORPORATION WILL CONSTITUTE APPROVAL OF THE MERGER AGREEMENT, THE CERTIFICATE OF INCORPORATION, THE BYLAWS OF CIRRUS LOGIC DELAWARE, THE INDEMNIFICATION AGREEMENT AND ALL PROVISIONS THEREOF.

VOTE REQUIRED

  Approval of the Reincorporation Proposal, which will also constitute approval of (i) the Merger Agreement, (ii) the Certificate of Incorporation and the Bylaws of Cirrus Logic Delaware, (iii) the Indemnification Agreement and (iv) the assumption of Cirrus Logic California's employee benefit plans, stock option plans, employee stock purchase plan and the 6% Convertible Subordinated Notes due December 15, 2003 by Cirrus Logic Delaware, will require the affirmative vote of the majority of outstanding shares of the Company on the Record Date entitled to vote on the proposal.

  THE BOARD RECOMMENDS A VOTE "FOR" THE PROPOSED REINCORPORATION IN DELAWARE.

PRINCIPAL REASONS FOR THE PROPOSED REINCORPORATION

  As the Company plans for the future, the Board of Directors and management believe that it is essential to be able to draw upon well established principles of corporate governance in making legal and business decisions. The prominence and predictability of Delaware corporate law provide a reliable foundation on which the Company's governance decisions can be based and the Company believes that shareholders will benefit from the responsiveness of Delaware corporate law to their needs and to those of the corporation they own.

  PROMINENCE, PREDICTABILITY AND FLEXIBILITY OF DELAWARE LAW. For many years Delaware has followed a policy of encouraging incorporation in that state and, in furtherance of that policy, has been a leader in adopting, construing and implementing comprehensive, flexible corporate laws responsive to the legal and business needs of corporations organized under its laws. Many corporations have chosen Delaware initially as a state of incorporation or have subsequently changed corporate domicile to Delaware in a manner similar to that proposed by the Company. Because of Delaware's prominence as the state of incorporation for many major corporations, both the legislature and courts in Delaware have demonstrated an ability and a willingness to act quickly and effectively to meet changing business needs. The Delaware courts have developed considerable expertise in dealing with corporate issues and a substantial body of case law has developed construing Delaware law and establishing public policies with respect to corporate legal affairs.

  INCREASED ABILITY TO ATTRACT AND RETAIN QUALIFIED DIRECTORS. Both California and Delaware law permit a corporation to include a provision in its charter document which reduces or limits the monetary liability of directors for breaches of fiduciary duty in certain circumstances. The increasing frequency of claims and litigation directed against directors and officers has greatly expanded the risks facing directors and officers of corporations in exercising their respective duties. The amount of time and money required to respond to such claims and to defend such litigation can be substantial. It is the Company's desire to reduce these risks to its directors and officers and to limit situations in which monetary damages can be recovered against directors so that the Company may continue to attract and retain qualified directors who otherwise might be unwilling to serve because of the risks involved. The Company believes that, in general, Delaware law provides greater protection to directors than California law and that Delaware case law regarding a corporation's ability to limit director liability is more developed and provides more guidance than California law.

  CALIFORNIA PROPOSITION 211. In November 1996, Proposition 211 was rejected by the California Electorate. Proposition 211 would have severely limited the ability of California companies to indemnify their directors and officers. While Proposition 211 was defeated, similar initiatives or legislation containing similar provisions may be proposed in California in the future. As a result, the Company believes that the more favorable corporate environment afforded by Delaware will enable it to compete more effectively with other public companies in attracting new directors.

  WELL ESTABLISHED PRINCIPLES OF CORPORATE GOVERNANCE. There is substantial judicial precedent in the Delaware courts as to the legal principles applicable to measures that may be taken by a corporation and as to the conduct of the Board of Directors under the business judgment rule. The Company believes that its shareholders will benefit from the well established principles of corporate governance that Delaware law affords.

NO CHANGE IN THE NAME, BOARD MEMBERS, BUSINESS, MANAGEMENT, EMPLOYEE PLANS OR LOCATION OF PRINCIPAL FACILITIES OF THE COMPANY

  The Reincorporation Proposal will effect a change only in the legal domicile of the Company and certain other changes of a legal nature, certain of which are described in this Proxy Statement. The Proposed Reincorporation will not result in any change in the name, business, management, fiscal year, assets or liabilities (except to the extent of legal and other costs of effecting the reincorporation) or location of the principal facilities of the Company. The seven directors who are elected at the Annual Meeting of Shareholders will become the directors of Cirrus Logic Delaware. All employee benefit, stock option, employee stock purchase plans and the 6% Convertible Subordinated Notes due December 15, 2003 of Cirrus Logic California will be assumed and continued by Cirrus Logic Delaware, and each option or right issued pursuant to such plans will automatically be converted into an option or right to purchase the same number of shares of Cirrus Logic Delaware Common Stock, at the same price per share, upon the same terms, and subject to the same conditions. Shareholders should note that approval of the Reincorporation Proposal will also constitute approval of the assumption of these plans by Cirrus Logic Delaware. Other employee benefit arrangements of Cirrus Logic California will also be continued by Cirrus Logic Delaware upon the terms and subject to the conditions currently in effect. As noted above, after the merger the shares of Common Stock of Cirrus Logic Delaware will continue to be traded, without interruption, in the same principal market and under the same symbol ("CRUS") as the shares of Common Stock of Cirrus Logic California are traded under prior to the merger.

  Prior to the Effective Date of the merger, the Company will obtain any requisite consents to such merger from parties with whom it may have contractual arrangements. As a result, Cirrus Logic California's rights and obligations under such contractual arrangements will continue and be assumed by Cirrus Logic Delaware.

ANTITAKEOVER IMPLICATIONS

  Delaware, like many other states, permits a corporation to adopt a number of measures through amendment of the corporate charter or bylaws or otherwise, which measures are designed to reduce a corporation's vulnerability to unsolicited takeover attempts. The Reincorporation Proposal is not being proposed in order to prevent such a change in control, nor is it in response to any present attempt known to the Board of Directors to acquire control of the Company or to obtain representation on the Board of Directors.

  Certain effects of the Reincorporation Proposal may be considered to have antitakeover implications. Section 203 of the Delaware General Corporation Law, from which Cirrus Logic Delaware does NOT intend to opt out, restricts certain "business combinations" with "interested stockholders" for three years following the date that a person becomes an interested stockholder, unless the Board of Directors approves the business combination. See "Significant Differences Between the Corporation Laws of California and Delaware-- Shareholder Approval of Certain Business Combinations." Likewise, the elimination of the right of shareholders controlling at least ten percent of the voting shares to call a special meeting of the shareholders could be seen as promoting an antitakeover effect by allowing shareholder action only at a meeting properly called by the Board of Directors or an annual meeting. The elimination of the ability of a majority of shareholders to act by written consent also could be viewed as having an antitakeover effect in that it can make it more difficult for shareholders to coordinate action outside a duly called annual or special meeting. It should be noted that a classified board of directors can also be established under California law in certain circumstances. For a detailed discussion of all of the changes which will be implemented as part of the Proposed Reincorporation, see "The Charters and Bylaws of Cirrus Logic California and Cirrus Logic Delaware" and "Restatement of Indemnification Agreements." For a discussion of these and other differences between the laws of California and Delaware, see "Significant Differences Between the Corporation Laws of California and Delaware."

  The Board of Directors believes that unsolicited takeover attempts may be unfair or disadvantageous to the Company and its shareholders because: (i) a non-negotiated takeover bid may be timed to take advantage of temporarily depressed stock prices; (ii) a non-negotiated takeover bid may be designed to foreclose or minimize the possibility of more favorable competing bids or alternative transactions; (iii) a non-negotiated takeover bid may involve the acquisition of only a controlling interest in the corporation's stock, without affording all shareholders the opportunity to receive the same economic benefits; and (iv) certain of the Company's contractual arrangements provide that they may not be assigned pursuant to a transaction which results in a "change of control" of the Company without the prior written consent of the licensor or other contracting party.

  By contrast, in a transaction in which an acquiror must negotiate with an independent board of directors, the board can and should take account of the underlying and long-term values of the Company's business, technology and other assets, the possibilities for alternative transactions on more favorable terms, possible advantages from a tax-free reorganization, anticipated favorable developments in the Company's business not yet reflected in the stock price and equality of treatment of all shareholders.

  Despite the belief of the Board of Directors as to the benefits to shareholders of the Reincorporation Proposal, it may be disadvantageous to the extent that it has the effect of discouraging a future takeover attempt which is not approved by the Board of Directors, but which a majority of the shareholders may deem to be in their best interests or in which shareholders may receive a substantial premium for their shares over the then current market value or over their cost basis in such shares. As a result of such effects of the Reincorporation Proposal, shareholders who might wish to participate in a tender offer may not have an opportunity to do so. In addition, to the extent that such provisions enable the Board of Directors to resist a takeover or a change in control of the Company, they could make it more difficult to change the existing Board of Directors and management.

THE CHARTERS AND BYLAWS OF CIRRUS LOGIC CALIFORNIA AND CIRRUS LOGIC DELAWARE

  The provisions of the Cirrus Logic Delaware Certificate of Incorporation and Bylaws are similar to those of the Cirrus Logic California Articles of Incorporation and Bylaws in many respects. However, the Reincorporation Proposal includes the implementation of certain provisions in the Cirrus Logic Delaware Certificate of Incorporation and Bylaws which alter the rights of shareholders and the powers of management. These provisions have antitakeover implications as described in this Proxy Statement. Approval by shareholders of the Proposed Reincorporation will constitute an approval of the inclusion in the Cirrus Logic Delaware Certificate of Incorporation and Bylaws of each of the provisions described below. In addition, Cirrus Logic Delaware could implement certain other changes by amendment of its Certificate of Incorporation or Bylaws. For a discussion of such changes, see "Significant Differences Between the Corporation Laws of California and Delaware." This discussion of the Certificate of Incorporation and Bylaws of Cirrus Logic Delaware is qualified by reference to Exhibits B and C hereto, respectively.

  The Articles of Incorporation of Cirrus Logic California currently authorize the Company to issue up to 140 million shares of Common Stock, no par value, and 5 million shares of Preferred Stock, no par value. In the event that the reincorporation merger proposed herein is effected, the Certificate of Incorporation of Cirrus Logic Delaware will provide that such company will have 280 million authorized shares of Common Stock, $0.001 par value, and 5 million shares of Preferred Stock, $0.001 par value.

  MONETARY LIABILITY OF DIRECTORS AND OFFICERS. The Articles of Incorporation of Cirrus Logic California and the Certificate of Incorporation of Cirrus Logic Delaware both provide for the elimination of personal monetary liability of directors and officers to the fullest extent permissible under law. The provision eliminating monetary liability of directors and officers set forth in the Cirrus Logic Delaware Certificate of Incorporation is potentially more expansive than the corresponding provision in the Cirrus Logic California Articles of Incorporation, in that (1) the former incorporates future amendments to Delaware law with respect to the elimination of such liability, and (2) the former indemnifies employees and other agents of Cirrus Logic Delaware, in addition to directors and officers. Cirrus Logic Delaware proposes to enter into new indemnification arrangements with all directors after the Proposed Reincorporation. For a more detailed explanation of the new indemnification arrangements after the Proposed Reincorporation, see "Delaware Form of Indemnification Agreement" and "Significant Differences Between the Corporation Laws of California and Delaware--Indemnification and Limitation of Liability."

  SIZE OF THE BOARD OF DIRECTORS. The Bylaws of Cirrus Logic Delaware provide for a Board of Directors consisting of seven members, until changed by a majority of directors then in office. The Bylaws of Cirrus Logic California provide for a Board of Directors consisting of not less than five nor more than nine directors, within which the exact number is set at six members. Effective July 21, 1998, the exact number of directors will be set at seven. Under California law, although changes in the number of directors, in general, must be approved by a majority of the outstanding shares, the Board of Directors may fix the exact number of directors within a stated range set forth in the articles of incorporation or bylaws, if the stated ranges have been approved by the shareholders. Delaware law permits the board of directors acting alone, to change the authorized number of directors by amendment to the bylaws, unless the directors are not authorized to amend the bylaws or the number of directors is fixed in the certificate of incorporation (in which case a change in the number of directors may be made only by amendment to the certificate of incorporation following approval of such change by the stockholders). The Cirrus Logic Delaware Certificate of Incorporation provides that the number of directors will be as specified in the Bylaws and authorizes the Board of Directors to adopt, alter, amend or repeal the Bylaws. Following the Proposed Reincorporation, the Board of Directors of Cirrus Logic Delaware could amend the Bylaws to change the size of the Board of Directors from seven directors without further stockholder approval.

If the Reincorporation Proposal is approved, the seven directors of Cirrus Logic California who are elected at the Annual Meeting of Shareholders will continue as the seven directors of Cirrus Logic Delaware after the Proposed Reincorporation is consummated and until their successors have been duly elected and qualified.

  CUMULATIVE VOTING FOR DIRECTORS. Under California law, if any shareholder has given notice of an intention to cumulate votes for the election of directors, any other shareholder of the corporation is also entitled to cumulate his or her votes at such election. Cumulative voting provides that each share of stock normally having one vote is entitled to a number of votes equal to the number of directors to be elected. A shareholder may then cast all such votes for a single candidate or may allocate them among as many candidates as the shareholder may choose. In the absence of cumulative voting, the holders of the majority of the shares present or represented at a meeting in which directors are to be elected would have the power to elect all the directors to be elected at such meeting, and no person could be elected without the support of holders of the majority of shares present or represented at such meeting. Elimination of cumulative voting could make it more difficult for a minority shareholder adverse to a majority of the shareholders to obtain representation on the Company's Board of Directors. California corporations whose stock is listed on a national stock exchange can also eliminate cumulative voting with shareholder approval. The Company qualifies as such a listed company but has not sought shareholder approval to eliminate cumulative voting. Under Delaware law, cumulative voting in the election of directors is not mandatory, but is a permitted option. The Cirrus Logic Delaware Certificate of Incorporation does NOT provide for cumulative voting rights on any matter.

  POWER TO CALL SPECIAL SHAREHOLDERS' MEETINGS. Under California law, a special meeting of shareholders may be called by the Board of Directors, the Chairman of the Board, the President, the holders of shares entitled to cast not less than ten percent of the votes at such meeting, or such additional persons as are authorized by the Articles of Incorporation or the Bylaws. Cirrus Logic California's Bylaws permit a special meeting of shareholders to be called by the Board of Directors, the President, or one or more shareholders holding not less than ten percent of the voting power of the Company. Under Delaware law, a special meeting of stockholders may be called by the Board of Directors or any other person authorized to do so in the Certificate of Incorporation or the Bylaws. The Bylaws of Cirrus Logic Delaware currently authorize the Board of Directors, the Chairman of the Board, or the President to call a special meeting of stockholders. Therefore, after the Proposed Reincorporation, no stockholder (regardless of percentage holding) will be entitled to call special meetings.

  FILLING VACANCIES ON THE BOARD OF DIRECTORS. Under California law, any vacancy on the board of directors other than one created by removal of a director may be filled by a majority of the Board then remaining, even if less than a quorum. A vacancy created by removal of a director may be filled by the board only if so authorized by a corporation's articles of incorporation or by a bylaw approved by the corporation's shareholders. Cirrus Logic California's Articles of Incorporation and Bylaws do not permit directors to fill vacancies created by removal of a director, although vacancies for any other reason may be filled by a majority of the directors then remaining, even if less than a quorum. Under Delaware law, vacancies and newly created directorships may be filled by a majority of the directors then in office (even though less than a quorum) or by a sole remaining director, unless otherwise provided in the certificate of incorporation or bylaws (or unless the certificate of incorporation directs that a particular class of stock is to elect such director(s), in which case a majority of the directors elected by such class, or a sole remaining director so elected, shall fill such vacancy or newly created directorship). The Bylaws of Cirrus Logic Delaware provide that all vacancies in the board of directors may be filled by a majority of the remaining directors, even if less than a quorum, or by a sole remaining director; provided, that whenever the holders of any class or classes of stock or series thereof are entitled to elect one or more directors by the provisions of the certificate of incorporation, vacancies and newly created directorships of such class or classes or series may be filled by a majority of the directors elected by such class or classes or series thereof then in office, or by a sole remaining director so elected.

  NOMINATIONS OF DIRECTOR CANDIDATES AND INTRODUCTION OF BUSINESS AT SHAREHOLDER MEETINGS. The Bylaws of Cirrus Logic Delaware establish an advance notice procedure with regard to the nomination, other than by or at the direction of the Board of Directors, of candidates for election as directors (the "Nomination Procedure") and with regard to certain matters to be brought before an annual meeting or special meeting of stockholders (the "Business Procedure").

  The Nomination Procedure provides that only persons nominated by or at the direction of the Board of Directors or by a stockholder who has given timely written notice to the Secretary of the Company prior to the meeting, will be eligible for election as directors. The Nomination Procedure and Business Procedure provide that at an annual or special meeting, and subject to any other applicable requirements, only such business may be conducted and nominees may be elected as have been brought before the meeting by or at the direction of the Board of Directors or by a stockholder who has given timely written notice to the Secretary of the Company of such stockholder's intention to bring such business or election of nominee before the meeting. In all cases, to be timely, such stockholder's notice must be delivered to or mailed and received at the principal executive offices of the Company not less than one hundred twenty calendar days in advance of the date of the Company's proxy statement released to stockholders in connection with the previous year's annual meeting of stockholders; provided, however, that in the event that no annual meeting was held in the previous year or the date of the annual meeting has been changed by more than thirty days from the date contemplated at the time of the previous year's proxy statement, notice by the stockholder to be timely must be so received a reasonable time before the solicitation is made.

  To be in proper form, the Nomination Procedure and Business Procedure provide that a stockholder's notice to the Secretary of the Company must contain:

    (i) the name and address of the stockholder who intends to make the nominations or propose the business and, as the case may be, of the person or persons to be nominated or of the business to be proposed;

    (ii) a representation that the stockholder is a holder of record of stock of the Company entitled to vote at such meeting and, if applicable, intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice;

    (iii) if applicable, a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder;

    (iv) such other information regarding each nominee or each matter of business to be proposed by such stockholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission had the nominee been nominated, or intended to be nominated, or the matter been proposed, or intended to be proposed by the board of directors; and

    (v) if applicable, the consent of each nominee to serve as director of the Company if so elected.

  By requiring advance notice of nominations by stockholders, the Nomination Procedure affords the Board of Directors an opportunity to consider the qualifications of the proposed nominees and, to the extent deemed necessary or desirable by the Board, to inform the stockholders about such qualifications. By requiring advance notice of proposed business, the Business Procedure provides the Board with an opportunity to inform stockholders of any business proposed to be conducted at a meeting and the Board's position on any such proposal, enabling stockholders to better determine whether they desire to attend the meeting or grant a proxy to the Board of Directors as to the disposition of such business. Although the Cirrus Logic Delaware Bylaws do not give the Board any power to approve or disapprove stockholder nominations for the election of directors or any other business desired by stockholders to be conducted at a meeting, the Cirrus Logic Delaware Bylaws may have the effect of precluding a nomination for the election of directors or of precluding any other business at a particular meeting if the proper procedures are not followed. In addition, the procedures may discourage or deter a third party from conducting a solicitation of proxies to elect its own slate of directors or otherwise attempting to obtain control of the Company, even if the conduct of such business or such attempt might be beneficial to the Company and its stockholders.

  ACTION BY WRITTEN CONSENT OF THE SHAREHOLDERS. Any action by the stockholders must be taken at a duly called annual or special meeting, according to the Bylaws of Cirrus Logic Delaware. Thus, although the Bylaws of Cirrus Logic California allow shareholder action by written consent, such action by written consent will no longer be authorized after the Proposed Reincorporation.

SIGNIFICANT DIFFERENCES BETWEEN THE CORPORATION LAWS OF CALIFORNIA AND
DELAWARE

  The corporation laws of California and Delaware differ in many respects. Although all the differences are not set forth in this Proxy Statement, certain provisions, which could materially affect the rights of shareholders, are discussed below.

  SHAREHOLDER APPROVAL OF CERTAIN BUSINESS COMBINATIONS. In recent years, a number of states have adopted special laws designed to make certain kinds of "unfriendly" corporate takeovers, or other transactions involving a corporation and one or more of its significant shareholders, more difficult. Under Section 203 of the Delaware General Corporation Law, certain "business combinations" with "interested stockholders" of Delaware corporations are subject to a three-year moratorium unless specified conditions are met.

  Section 203 prohibits a Delaware corporation from engaging in a "business combination" with an "interested stockholder" for three years following the date that such person or entity becomes an interested stockholder. With certain exceptions, an interested stockholder is a person or entity who or which owns, individually or with or through certain other persons or entities, fifteen percent or more of the corporation's outstanding voting stock (including any rights to acquire stock pursuant to an option, warrant, agreement, arrangement or understanding, or upon the exercise of conversion or exchange rights, and stock with respect to which the person has voting rights only), or is an affiliate or associate of the corporation and was the owner, individually or with or through certain other persons or entities, of fifteen percent or more of such voting stock at any time within the previous three years, or is an affiliate or associate of any of the foregoing.

  For purposes of Section 203, the term "business combination" is defined broadly to include mergers with or caused by the interested stockholder; sales or other dispositions to the interested stockholder (except proportionately with the corporation's other stockholders) of assets of the corporation or a direct or indirect majority-owned subsidiary equal in aggregate market value to ten percent or more of the aggregate market value of either the corporation's consolidated assets or all of its outstanding stock; the issuance or transfer by the corporation or a direct or indirect majority-owned subsidiary of stock of the corporation or such subsidiary to the interested stockholder (except for certain transfers in a conversion or exchange or a pro rata distribution or certain other transactions, none of which increase the interested stockholder's proportionate ownership of any class or series of the corporation's or such subsidiary's stock or of the corporation's voting stock); or receipt by the interested stockholder (except proportionately as a stockholder), directly or indirectly, of any loans, advances, guarantees, pledges or other financial benefits provided by or through the corporation or a subsidiary.

  The three-year moratorium imposed on business combinations of Section 203 does not apply if: (i) prior to the date on which such stockholder becomes an interested stockholder the board of directors approves either the business combination or the transaction that resulted in the person or entity becoming an interested stockholder; (ii) upon consummation of the transaction that made him or her an interested stockholder, the interested stockholder owns at least eighty-five percent of the corporation's voting stock outstanding at the time the transaction commenced (excluding from the eighty-five percent calculation shares owned by directors who are also officers of the target corporation and shares held by employee stock plans that do not give employee participants the right to decide confidentially whether to accept a tender or exchange offer); or (iii) on or after the date such person or entity becomes an interested stockholder, the board approves the business combination and it is also approved at a stockholder meeting by sixty-six and two-thirds percent of the outstanding voting stock not owned by the interested stockholder.

  Section 203 only applies to certain publicly held corporations that have a class of voting stock that is (i) listed on a national securities exchange,
(ii) quoted on an interdealer quotation system of a registered national securities association or (iii) held of record by more than 2,000 stockholders. Although a Delaware corporation to which Section 203 applies may elect not to be governed by Section 203, Cirrus Logic Delaware does not intend to so elect and thus will be governed by Section 203.

  Section 203 will encourage any potential acquiror to negotiate with the Company's Board of Directors. Section 203 also might have the effect of limiting the ability of a potential acquiror to make a two-tiered bid for Cirrus Logic Delaware in which all stockholders would not be treated equally. Shareholders should note, however, that the application of Section 203 to Cirrus Logic Delaware will confer upon the Board the power to reject a proposed business combination in certain circumstances, even though a potential acquiror may be offering a substantial premium for Cirrus Logic Delaware's shares over the then current market price. Section 203 would also discourage certain potential acquirors unwilling to comply with its provisions. See "Shareholder Voting" herein.

  REMOVAL OF DIRECTORS. Under California law, any director or the entire board of directors may be removed, with or without cause, with the approval of a majority of the outstanding shares entitled to vote; however, no individual director may be removed (unless the entire board is removed) if the number of votes cast against such removal would be sufficient to elect the director under cumulative voting. Under Delaware law, a director of a corporation with a classified board of directors may be removed only for cause, unless the certificate of incorporation otherwise provides. Under Delaware law, a director that does not have a classified board of directors or cumulative voting may be removed with or without cause with the approval of a majority of the outstanding shares entitled to vote. The Certificate of Incorporation of Cirrus Logic Delaware does not provide for cumulative voting or a classified board of directors. Consequently, a director of Cirrus Logic Delaware may be removed from office with or without cause, with the approval of a majority of the outstanding shares entitled to vote.

  INDEMNIFICATION AND LIMITATION OF LIABILITY. California and Delaware have similar laws respecting indemnification by a corporation of its officers, directors, employees and other agents. The laws of both states also permit corporations to adopt a provision in their articles of incorporation eliminating the liability of a director to the corporation or its shareholders for monetary damages for breach of the director's fiduciary duty of care. There are nonetheless certain differences between the laws of the two states respecting indemnification and limitation of liability. In general, Delaware law is somewhat broader in allowing corporations to indemnify and limit the liability of corporate agents, which, among other things, support Delaware corporations in attracting and retaining outside directors.

  California law does not permit the elimination of monetary liability where such liability is based on: (a) intentional misconduct or knowing and culpable violation of law; (b) acts or omissions that a director believes to be contrary to the best interests of the corporation or its shareholders, or that involve the absence of good faith on the part of the director; (c) receipt of an improper personal benefit; (d) acts or omissions that show reckless disregard for the director's duty to the corporation or its shareholders, where the director in the ordinary course of performing a director's duties should be aware of a risk of serious injury to the corporation or its shareholders; (e) acts or omissions that constitute an unexcused pattern of inattention that amounts to an abdication of the director's duty to the corporation and its shareholders; (f) interested transactions between the corporation and a director in which a director has a material financial interest; or (g) liability for improper distributions, loans or guarantees.

  Delaware law does not permit the elimination of monetary liability for (a) breaches of the director's duty of loyalty to the corporation or its shareholders; (b) acts or omissions not in good faith or involving intentional misconduct or knowing violations of law; (c) the payment of unlawful dividends or unlawful stock repurchases or redemptions; or (d) transactions in which the director received an improper personal benefit.

  California law permits indemnification of expenses incurred in derivative or third-party actions, except that with respect to derivative actions (a) no indemnification may be made without court approval when a person is adjudged liable to the corporation in the performance of that person's duty to the corporation and its shareholders, unless a court determines such person is entitled to indemnity for expenses, and then such indemnification may be made only to the extent that such court shall determine, and (b) no indemnification may be made without court approval in respect of amounts paid or expenses incurred in settling or otherwise disposing of a threatened or pending action or amounts incurred in defending a pending action which is settled or otherwise disposed of without court approval.

  Indemnification is permitted by California law only for acts taken in good faith and believed to be in the best interests of the corporation and its shareholders, as determined by a majority vote of a disinterested quorum of the directors, independent legal counsel (if a quorum of independent directors is not obtainable), a majority vote of a quorum of the shareholders (excluding shares owned by the indemnified party), or the court handling the action.

  California law requires indemnification when the individual has successfully defended the action on the merits as opposed to Delaware law which requires indemnification where there has been a successful defense, whether on the merits or otherwise.

  Delaware law generally permits indemnification of expenses incurred in the defense or settlement of a derivative or third-party action, provided there is a determination by a disinterested quorum of the directors, by independent legal counsel or by a majority vote of a quorum of the stockholders that the person seeking indemnification acted in good faith and in a manner reasonably believed to be in, or (in contrast to California law) not opposed to, the best interests of the corporation. Without court approval, however, no indemnification may be made in respect of any derivative action in which such person is adjudged liable for negligence or misconduct in the performance of his duty to the corporation.

  Each of California and Delaware law allow for the entering of indemnification agreements which may provide for indemnification arrangements beyond those specifically authorized by applicable statute as long as they are not contrary to the policies underlying such statute. In this connection, the Company entered into indemnification agreements with its officers and directors providing for indemnification in line with California law, including certain procedures for such indemnification as well as for the advancement of expenses (other than actual amounts paid in settlement) in connection with the investigation, defense, settlement or appeal of any proceeding subject to such indemnification agreement. Such advances are repayable by the officer or director to the extent the subject conduct is later determined not to be indemnifiable. Similar indemnification agreements are allowed under Delaware law and the broader indemnification allowed in Delaware could also result in the greater allowance of expenses advancement.

  After the Proposed Reincorporation, the Company proposes to adopt the indemnification agreement in the form attached hereto as Exhibit D.

  INSPECTION OF SHAREHOLDER LIST. Both California and Delaware law allow any shareholder to inspect the shareholder list for a purpose reasonably related to such person's interest as a shareholder. California law provides, in addition, for an absolute right to inspect and copy the corporation's shareholder list by persons holding an aggregate of five percent or more of the corporation's voting shares, or shareholders holding an aggregate of one percent or more of such shares who have filed a Schedule 14B with the Securities and Exchange Commission in connection with a contested election of directors. The latter provision has not been amended in response to the elimination of Schedule 14B under the revised proxy rules. Under California law, such absolute inspection rights also apply to a corporation formed under the laws of any other state if its principal executive offices are in California or if it customarily holds meetings of its board in California. Delaware law also provides for inspection rights as to a list of stockholders entitled to vote at a meeting within a ten-day period preceding a stockholders' meeting for any purpose germane to the meeting. However, Delaware law contains no provisions comparable to the absolute right of inspection provided by California law to certain shareholders.

  DIVIDENDS AND REPURCHASES OF SHARES. California law dispenses with the concepts of par value of shares as well as statutory definitions of capital, surplus and the like. The concepts of par value, capital and surplus exist under Delaware law.

  Under California law, a corporation may not make any distribution (including dividends, whether in cash or other property, and repurchases of its shares, other than repurchases of its shares issued under employee stock plans contemplated by Section 408 of the California Corporations Code) unless either
(i) the corporation's retained earnings immediately prior to the proposed distribution equal or exceed the amount of the proposed distribution or (ii) immediately after giving effect to such distribution, the corporation's assets (exclusive of goodwill, capitalized research and development expenses and deferred charges) would be at least equal to 1 1/4 times its liabilities (not including deferred taxes, deferred income and other deferred credits), and the corporation's current assets would be at least equal to its current liabilities (or 1 1/4 times its current liabilities if the average pre-tax and pre-interest expense earnings for the preceding two fiscal years were less than the average interest expense for such years). Such tests are applied to California corporations on a consolidated basis.

  Delaware law permits a corporation to declare and pay dividends out of surplus or, if there is no surplus, out of net profits for the fiscal year in which the dividend is declared and/or for the preceding fiscal year as long as the amount of capital of the corporation following the declaration and payment of the dividend is not less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets. In addition, Delaware law generally provides that a corporation may redeem or repurchase its shares only if the capital of the corporation is not impaired and such redemption or repurchase would not impair the capital of the corporation.

  To date, the Company has not paid any cash dividends on its outstanding shares and does not anticipate doing so for the foreseeable future.

  SHAREHOLDER VOTING. Both California and Delaware law generally require that a majority of the shareholders of both acquiring and target corporations approve statutory mergers. Delaware law does not require a stockholder vote of the surviving corporation in a merger (unless the corporation provides otherwise in its certificate of incorporation) if (a) the merger agreement does not amend the existing certificate of incorporation, (b) each share of the stock of the surviving corporation outstanding immediately before the effective date of the merger is an identical outstanding or treasury share after the merger and (c) either no shares of common stock of the surviving corporation and no shares, securities or obligations convertible into such stock are to be issued or delivered under the plan of merger, or the authorized unissued shares or the treasury shares of common stock of the surviving corporation to be issued or delivered under the plan of merger plus those initially issuable upon conversion of any other shares, securities or obligations to be issued or delivered under such plan do not exceed twenty percent (20%) of the shares of common stock of such constituent corporation outstanding immediately prior to the effective date of the merger. California law contains a similar exception to its voting requirements for reorganizations where shareholders or the corporation itself, or both, immediately prior to the reorganization will own immediately after the reorganization equity securities constituting more than five-sixths of the voting power of the surviving or acquiring corporation or its parent entity.

  Both California law and Delaware law also require that a sale of all or substantially all of the assets of a corporation be approved by a majority of the outstanding voting shares of the corporation transferring such assets.

  With certain exceptions, California law also requires that mergers, reorganizations, certain sales of assets and similar transactions be approved by a majority vote of each class of shares outstanding. In contrast, Delaware law generally does not require class voting, except in certain transactions involving an amendment to the certificate of incorporation that adversely affects a specific class of shares. As a result, shareholder approval of such transactions may be easier to obtain under Delaware law for companies which have more than one class of shares outstanding.

  California law also requires that holders of nonredeemable common stock receive nonredeemable common stock in a merger of the corporation with the holder of more than fifty percent (50%) but less than ninety percent (90%) of such common stock or its affiliate unless all of the holders of such common stock consent to the transaction. This provision of California law may have the effect of making a "cash-out" merger by a majority shareholder more difficult to accomplish. Although Delaware law does not parallel California law in this respect, under some circumstances Section 203 does provide similar protection against coercive two-tiered bids for a corporation in which the stockholders are not treated equally. See "Significant Differences Between the Corporation Laws of California and Delaware--Shareholder Approval of Certain Business Combinations."

  California law provides that, except in certain circumstances, when a tender offer or a proposal for a reorganization or for a sale of assets is made by an interested party (generally a controlling or managing person of the target corporation), an affirmative opinion in writing as to the fairness of the consideration to be paid to the shareholders must be delivered to shareholders. This fairness opinion requirement does not apply to a corporation that does not have shares held of record by at least 100 persons, or to a transaction that has been qualified under California state securities laws. Furthermore, if a tender of shares or vote is sought pursuant to an interested party's proposal and a later proposal is made by another party at least ten days prior to the date of acceptance of the interested party proposal, the shareholders must be informed of the later offer and be afforded a reasonable opportunity to withdraw any vote, consent or proxy, or to withdraw any tendered shares. Delaware law has no comparable provision.

  INTERESTED DIRECTOR TRANSACTIONS. Under both California and Delaware law, certain contracts or transactions in which one or more of a corporation's directors has an interest are not void or voidable because of such interest provided that certain conditions, such as obtaining the required approval and fulfilling the requirements of good faith and full disclosure, are met. With certain exceptions, the conditions are similar under California and Delaware law. Under California and Delaware law, (a) either the shareholders or the board of directors must approve any such contract or transaction after full disclosure of the material facts, and, in the case of board approval, the contract or transaction must also be "just and reasonable" (in California) or "fair" (in Delaware) to the corporation or (b) the contract or transaction must have been just and reasonable or fair as to the corporation at the time it was approved. In the latter case, California law explicitly places the burden of proof on the interested director. Under California law, if shareholder approval is sought, the interested director is not entitled to vote his shares at a shareholder meeting with respect to any action regarding such contract or transaction. If board approval is sought, the contract or transaction must be approved by a majority vote of a quorum of the directors, without counting the vote of any interested directors (except that interested directors may be counted for purposes of establishing a quorum). Under Delaware law, if board approval is sought, the contract or transaction must be approved by a majority of the disinterested directors (even if the disinterested directors are less than a quorum). Therefore, certain transactions that the Board of Directors of Cirrus Logic California might not be able to approve because of the number of interested directors, could be approved by a majority of the disinterested directors of Cirrus Logic Delaware, although less than a majority of a quorum.

  SHAREHOLDER DERIVATIVE SUITS. California law provides that a shareholder bringing a derivative action on behalf of a corporation need not have been a shareholder at the time of the transaction in question, provided that certain tests are met. Under Delaware law, a stockholder may bring a derivative action on behalf of the corporation only if the stockholder was a stockholder of the corporation at the time of the transaction in question or if his or her stock thereafter devolved upon him or her by operation of law. California law also provides that the corporation or the defendant in a derivative suit may make a motion to the court for an order requiring the plaintiff shareholder to furnish a security bond. Delaware does not have a similar bonding requirement.

  APPRAISAL RIGHTS. Under both California and Delaware law, a shareholder of a corporation participating in certain major corporate transactions may, under varying circumstances, be entitled to appraisal rights pursuant to which such shareholder may receive cash in the amount of the fair market value of his or her shares in lieu of the consideration he or she would otherwise receive in the transaction. Under Delaware law, such fair market value is determined exclusive of any element of value arising from the accomplishment or expectation of the merger or consolidation, and such appraisal rights are not available (a) with respect to the sale, lease or exchange of all or substantially all of the assets of a corporation, (b) with respect to a merger or consolidation by a corporation the shares of which are either listed on a national securities exchange or are held of record by more than 2,000 holders if such stockholders receive only shares of the surviving corporation or shares of any other corporation that are either listed on a national securities exchange or held of record by more than 2,000 holders, plus cash in lieu of fractional shares of such corporations or (c) to stockholders of a corporation surviving a merger if no vote of the stockholders of the surviving corporation is required to approve the merger under certain provisions of Delaware law.

  The limitations on the availability of appraisal rights under California law are different from those under Delaware law. Shareholders of a California corporation whose shares are listed on a national securities exchange or on a list of over-the-counter margin stocks issued by the Board of Governors of the Federal Reserve System generally do not have such appraisal rights unless the holders of at least five percent (5%) of the class of outstanding shares claim the right or the corporation or any law restricts the transfer of such shares. Appraisal rights are also unavailable if the shareholders of a corporation or the corporation itself, or both, immediately prior to the reorganization will own immediately after the reorganization equity securities constituting more than five-sixths of the voting power of the surviving or acquiring corporation or its parent entity (as will be the case in the Reincorporation Proposal). Appraisal or dissenters' rights are, therefore, not available to shareholders of Cirrus Logic California with respect to the Reincorporation Proposal. California law generally affords appraisal rights in sale of asset reorganizations.

  DISSOLUTION. Under California law, shareholders holding fifty percent (50%) or more of the total voting power may authorize a corporation's dissolution, with or without the approval of the corporation's board of directors, and this right may not be modified by the Articles of Incorporation. Under Delaware law, unless the board of directors approves the proposal to dissolve, the dissolution must be approved by all the stockholders entitled to vote thereon. Only if the dissolution is initially approved by the board of directors may it be approved by a simple majority of the outstanding shares of the corporation's stock entitled to vote. In the event of such a board-initiated dissolution, Delaware law allows a Delaware corporation to include in its certificate of incorporation a supermajority (greater than a simple majority) voting requirement in connection with dissolutions. Cirrus Logic Delaware's Certificate of Incorporation contains no such supermajority voting requirement, however, and a majority of the outstanding shares entitled to vote, voting at a meeting at which a quorum is present, would be sufficient to approve a dissolution of Cirrus Logic Delaware that had previously been approved by its Board of Directors.

APPLICATION OF THE GENERAL CORPORATION LAW OF CALIFORNIA TO DELAWARE
CORPORATIONS

  Under Section 2115 of the California General Corporation Law, certain foreign corporations (i.e., corporations not organized under California law) are placed in a special category if they have characteristics of ownership and operation which indicate that they have significant contacts with California. So long as a Delaware or other foreign corporation is in this special category, and it does not qualify for one of the statutory exemptions, it is subject to a number of key provisions of the California General Corporation Law applicable to corporations incorporated in California.

  Exemptions from Section 2115 are provided for corporations whose shares are listed on a major national securities exchange or are traded in the Nasdaq National Market and which have 800 or more shareholders as of the record date of its most recent annual meeting of shareholders. The Common Stock of Cirrus Logic Delaware will continue to be traded on the Nasdaq National Market and to be owned by more than 800 holders, and, accordingly, Cirrus Logic Delaware will be exempt from Section 2115.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

  The following is a discussion of certain federal income tax considerations that may be relevant to holders of Cirrus Logic California Common Stock who receive Cirrus Logic Delaware Common Stock in exchange for their Cirrus Logic California Common Stock as a result of the Proposed Reincorporation. The discussion does not address all of the tax consequences of the Proposed Reincorporation that may be relevant to particular Cirrus Logic California shareholders, such as dealers in securities, or those Cirrus Logic California shareholders who acquired their shares upon the exercise of stock options, nor does it address the tax consequences to holders of options or warrants to acquire Cirrus Logic California Common Stock. Furthermore, no foreign, state, or local tax considerations are addressed herein. IN VIEW OF THE VARYING NATURE OF SUCH TAX CONSEQUENCES, EACH SHAREHOLDER IS URGED TO CONSULT HIS OR HER OWN TAX ADVISOR AS TO THE SPECIFIC TAX CONSEQUENCES OF THE PROPOSED REINCORPORATION, INCLUDING THE APPLICABILITY OF FEDERAL, STATE, LOCAL OR FOREIGN TAX LAWS.

  Subject to the limitations, qualifications and exceptions described herein, and assuming the Proposed Reincorporation qualifies as a reorganization within the meaning of Section 368(a) of the Code, the following tax consequences generally should result:

    (a) No gain or loss should be recognized by holders of Cirrus Logic California Common Stock upon receipt of Cirrus Logic Delaware Common Stock pursuant to the Proposed Reincorporation;

    (b) The aggregate tax basis of the Cirrus Logic Delaware Common Stock received by each shareholder in the Proposed Reincorporation should be equal to the aggregate tax basis of the Cirrus Logic California Common Stock surrendered in exchange therefor; and

    (c) The holding period of the Cirrus Logic Delaware Common Stock received by each shareholder of Cirrus Logic California should include the period for which such shareholder held the Cirrus Logic California Common Stock surrendered in exchange therefor, provided that such Cirrus Logic California Common Stock was held by the shareholder as a capital asset at the time of Proposed Reincorporation.

    (d) The Company should not recognize gain or loss for federal income tax purposes as a result of the Proposed Reincorporation, and Cirrus Logic Delaware should succeed, without adjustment, to the federal income tax attributes of Cirrus Logic California.

  The Company has not requested a ruling from the Internal Revenue Service (the "IRS") with respect to the federal income tax consequences of the Proposed Reincorporation under the Code. The Company will, however, receive an opinion from legal counsel substantially to the effect that the Proposed Reincorporation will qualify as a reorganization within the meaning of Section 368(a) of the Code (the "Tax Opinion"). The Tax Opinion will neither bind the IRS nor preclude it from asserting a contrary position. In addition, the Tax Opinion will be subject to certain assumptions and qualifications and will be based upon the truth and accuracy of representations made by Cirrus Logic Delaware and Cirrus Logic California.

  A successful IRS challenge to the reorganization status of the Proposed Reincorporation would result in a shareholder recognizing gain or loss with respect to each share of Cirrus Logic California Common Stock exchanged in the Proposed Reincorporation equal to the difference between the shareholder's basis in such share and the fair market value, as of the time of the Proposed Reincorporation, of the Cirrus Logic Delaware Common Stock received in exchange therefor. In such event, a shareholder's aggregate basis in the shares of Cirrus Logic Delaware Common Stock received in the exchange would equal their fair market value on such date, and the shareholder's holding period for such shares would not include the period during which the shareholder held Cirrus Logic California Common Stock.

                                  PROPOSAL 6

                      SETTING NUMBER OF AUTHORIZED SHARES

  The Articles of Incorporation of Cirrus Logic California currently authorize the Company to issue up to 140 million shares of Common Stock and 5 million shares of Preferred Stock. The Certificate of Incorporation of Cirrus Logic Delaware authorizes Cirrus Logic Delaware to issue up to 280 million shares of Common Stock and 5 million shares of Preferred Stock. The Board of Directors has no immediate plans to issue additional shares of Common Stock for financing or any other purposes. However, the higher number of authorized shares of

Common Stock will provide the Company the certainty and flexibility to undertake various types of transactions, financings including stock splits (in the form of stock dividends), increases in the shares reserved for issuance pursuant to the stock option plans, or other corporate purposes not yet determined.

  The Board of Directors of Cirrus Logic California approved a 2-for-1 stock split effective June 19, 1995. The Board of Directors of Cirrus Logic California has had the flexibility to respond to the growth of the Company's business in approving the stock split without having to wait for shareholder approval. In particular, under California law, the Board of Directors' approval of the stock split automatically and proportionately increased the Company's authorized stock without requiring shareholder approval. Under Delaware law, however, the Board of Directors cannot split the Company's stock without shareholder approval and cannot approve a stock dividend unless sufficient authorized shares are available.

  Although the Company is not currently contemplating any additional stock split or stock dividend and there can be no assurance that any additional stock split or stock dividend will happen at any particular time in the future or at all, the additional authorized shares in Cirrus Logic Delaware will effectively provide the Board with the same flexibility it had to split the shares of Cirrus Logic California.

VOTE REQUIRED

  The affirmative vote of the holders of a majority of the shares of the Company's Common Stock present or represented and voting at the Annual Meeting will be required to approve this proposal. If this proposal is not approved by the shareholders but the shareholders approve Proposal 5 ("Approval of Reincorporation in Delaware and the Delaware Form of Indemnification Agreement"), the Company will reset the authorized shares of Cirrus Logic Delaware to 140 million shares of Common Stock and 5 million shares of Preferred Stock, as currently authorized for Cirrus Logic California, and then complete the Proposed Reincorporation. If Proposal 5 is not approved by the shareholders but this proposal passes, the Articles of Incorporation for Cirrus Logic California will be amended to increase the authorized Common Stock to 240 million shares and the authorized Preferred Stock to 5 million shares.

       THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF PROPOSAL 6.

                                  PROPOSAL 7

              RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

  The Board of Directors has selected Ernst & Young LLP, independent auditors, to audit the financial statements of the Company for the current fiscal year ending March 27, 1999. Ernst & Young LLP has audited the Company's financial statements annually since 1984. In the event that a majority of the Votes Cast are against the ratification, the Board of Directors will reconsider its selection.

  A representative of Ernst & Young LLP will be present at the meeting to make a statement if such representative desires to do so and to respond to appropriate questions.

               THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR
                                OF PROPOSAL 7.

                            ADDITIONAL INFORMATION

             SHARE OWNERSHIP OF DIRECTORS, EXECUTIVE OFFICERS AND
                           CERTAIN BENEFICIAL OWNERS

  The following table sets forth certain information known to the Company regarding the beneficial ownership of the Company's Common Stock as of March 28, 1998 by (i) each shareholder known to the Company to be a beneficial owner of more than 5% of the Company's Common Stock; (ii) each director; (iii) each of the Named Executive Officers and (iv) all current executive officers and directors of the Company as a group. Unless otherwise indicated in the footnotes, the beneficial owner has sole voting and investment power with respect to the securities beneficially owned, subject only to community property laws, if applicable.

                                                               NUMBER OF
       BENEFICIAL OWNER                                        SHARES(1) PERCENT
       ----------------                                        --------- -------
   Alfred S. Teo and Annie Teo(2)(3).......................... 6,384,700  9.37
    PO Box 808
    Lyndhurst, NJ 07071
   Michael L. Hackworth(4).................................... 1,355,437  1.99
   Suhas S. Patil(5).......................................... 1,353,580  1.99
   George N. Alexy(6).........................................   571,162     *
   D. James Guzy(7)...........................................   187,782     *
   Edward C. Ross(8)..........................................   177,703     *
   Eric J. Swanson(9).........................................   128,076     *
   C. Gordon Bell(10).........................................    55,000     *
   Steven Dines(11)...........................................    51,309     *
   Walden C. Rhines(12).......................................    41,000     *
   Robert H. Smith(13)........................................    21,250     *
   All current executive officers and directors
    as a group (16 Persons)(14)............................... 4,196,466  6.16%

--------
 *  Less than 1%

 (1) All options granted under the Amended 1987 Stock Option Plan and the Amended 1990 Directors' Stock Option Plan are immediately exercisable, but shares issued upon exercise of unvested options are subject to vesting restrictions. Accordingly, all outstanding options granted under both Plans are exercisable within 60 days of March 28, 1998. See the "Option Exercises in Last Fiscal Year and Fiscal Year End Option Values" table for vested and unvested shares. Options granted under the 1996 Stock Plan are exercisable only when vested. Under the 1996 Stock Plan, no shares are currently exercisable within 60 days of March 28, 1998.
 (2) As reported in the Schedule 13D dated April 14, 1998 filed with the Securities and Exchange Commission. Mr. Teo disclaims beneficial ownership of 500,000 shares held by the M.A.A.A. Trust FBO Mark, Andrew, Alan and Alfred Teo, Jr.
 (3) Mr. and Mrs. Teo have agreed to vote their shares in favor of recommendations by the Board of Directors of the Company.
 (4) Includes 1,090,000 shares issuable upon exercise of options held by Mr. Hackworth exercisable within 60 days of March 28, 1998.
 (5) Includes (i) 530,000 shares issuable upon exercise of options held by Dr. Patil exercisable within 60 days of March 28, 1998 and (ii) 73,400 shares held by family members and trusts for the benefit of family members, with respect to which Dr. Patil disclaims beneficial ownership.
 (6) Includes 415,750 shares issuable upon exercise of options held by Mr. Alexy exercisable within 60 days of March 28, 1998.
 (7) Includes 25,000 shares issuable upon exercise of options held by Mr. Guzy exercisable within 60 days of March 28, 1998. Also includes 132,782 shares held by Arbor Company, of which Mr. Guzy is President and may therefore be deemed to be the beneficial owner.

 (8) Includes 175,000 shares issuable upon exercise of options held by Mr. Ross exercisable within 60 days of March 28, 1998.
 (9) Includes 123,076 shares issuable upon exercise of options held by Mr. Swanson exercisable within 60 days of March 28, 1998.
(10) Includes 25,000 shares issuable upon exercise of options held by Dr. Bell exercisable within 60 days of March 28, 1998.
(11) Includes 49,726 shares issuable upon exercise of options held by Mr. Dines exercisable within 60 days of March 28, 1998.
(12) Includes (i) 35,000 shares issuable upon exercise of options held by Mr. Rhines exercisable within 60 days of March 28, 1998 and (ii) 6,000 shares held by his wife.
(13) Includes 21,250 shares issuable upon exercise of options held by Mr. Smith exercisable within 60 days of March 28, 1998.
(14) Includes 2,741,802 shares issuable upon exercise of options held by executive officers and directors exercisable within 60 days of March 28, 1998.

                            EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

  The following table sets forth the compensation earned during the fiscal years ended March 28, 1998, March 29, 1997, and March 30, 1996 by the Company's Chief Executive Officer and the other four highest-paid executive officers.

                                                         LONG-TERM
                                                        COMPENSATION
                               ANNUAL COMPENSATION         AWARDS
                             -----------------------    ------------
                                                         SECURITIES   ALL OTHER
                                                         UNDERLYING  COMPENSATION
NAME AND PRINCIPAL POSITION  YEAR SALARY(1)  BONUS       OPTIONS(2)      (3)
---------------------------  ---- --------- --------    ------------ ------------
Michael L. Hackworth.....    1998 $397,488  $680,672(4)   850,000      $  1,000
President, Chief
 Executive                   1997  397,488       --       150,000         1,000
Officer and Chairman         1996  397,488       --           --        313,078
Edward C. Ross...........    1998  275,000   355,440      215,000        51,000(5)
President, Technology and    1997  251,924       --        75,000         1,000
Manufacturing Group          1996  145,193       --       100,000         1,000
George N. Alexy..........    1998  289,406   246,752(4)   190,000         1,000
Senior Vice President,       1997  235,958       --        50,000         1,000
Corporate Marketing          1996  231,504       --        50,000       133,093
Eric J. Swanson..........    1998  198,000   265,710      160,000        26,069(6)
Vice President and           1997      --        --           --            --
Chief Technical Officer      1996      --        --           --            --
Steven Dines.............    1998  195,680   266,524      137,126         1,000
Vice President and
 General                     1997      --        --           --            --
Manager, Mass Storage
 Products Division           1996      --        --           --            --

--------
(1) Amounts shown are before salary reductions resulting from employee contributions to the Cirrus Logic, Inc. 401(k) Profit Sharing Plan.
(2) The Company's Board of Directors approved an option exchange program effective April 30, 1997. Unless the employee elected not to participate in the exchange, replacement options with an exercise price of $9.1875 per share were granted to current employees who held options with exercise prices above $9.1875. The old options were cancelled. All replacement options were subject to a one-year blackout on exercise. Replacement options are included in the options granted reported in the table above. Excluding the replacement options, new options for 40,000 shares each were granted to Messrs. Ross and Alexy; Mr. Swanson was granted new options to purchase 100,000 shares and Mr. Dines was granted new options to purchase 87,400 shares.
(3) Included in the "All Other Compensation" column for the Last Fiscal Year are matching contributions of $1,000 each paid by the Company under the 401(k) Plan to Messrs. Hackworth, Ross, Alexy, and Dines. No Named Executive Officer received perquisites during fiscal 1998, 1997 or 1996 equal to or in excess of $50,000 or 10% of such Named Executive Officer's salary plus bonus for such fiscal year.
(4) Bonus amounts reported for Messrs. Hackworth and Alexy are net of amounts advanced to them in fiscal 1996 under the Senior Executive Variable Compensation Plan ("SEVCP"). The advances were treated as loans repayable from future variable compensation bonuses.
(5) Mr. Ross received a Special Performance Bonus of $50,000 in the Last Fiscal Year.
(6) Mr. Swanson received bonuses related to patents and articles published in trade publications in the Last Fiscal Year.

OPTION GRANTS IN LAST FISCAL YEAR

  The following table provides information with respect to options granted in the Last Fiscal Year to the Named Executive Officers.

                           INDIVIDUAL GRANTS
                         ------------------------
                                                                      POTENTIAL REALIZABLE VALUE
                                       % OF TOTAL                      OF ASSUMED ANNUAL RATES
                         NUMBER OF      OPTIONS                             OF STOCK PRICE
                         SECURITIES    GRANTED TO                          APPRECIATION FOR
                         UNDERLYING    EMPLOYEES  EXERCISE                   OPTION TERM
                          OPTIONS      IN FISCAL   PRICE   EXPIRATION --------------------------
                         GRANTED(1)     YEAR(2)    ($/SH)     DATE       5%(3)        10%(3)
                         ----------    ---------- -------- ---------- ------------ -------------
Michael L. Hackworth....  850,000(4)      8.27%   $9.1875   04/30/07  $  4,911,274 $  12,446,133
Edward C. Ross..........  175,000(5)      1.70%    9.1875   04/30/07     1,011,144     2,562,439
                           40,000(6)      0.39%   12.1250   12/04/07       305,014       772,965
George N. Alexy.........  150,000(7)      1.46%    9.1875   04/30/07       866,695     2,196,376
                           40,000(8)      0.39%   12.1250   12/04/07       305,014       772,965
Eric J. Swanson.........   60,000(9)      0.11%    9.1875   04/30/07       336,678       878,551
                           60,000(10)     0.58%   15.4375   09/24/97       582,514     1,476,204
                           40,000(11)     0.39%   12.1250   12/04/97       305,014       772,965
Steven Dines............   49,726(12)     0.48%    9.1875   04/30/07       287,315       728,114
                           20,400(13)     0.20%   15.4375   09/24/07       198,055       501,909
                           67,000(14)     0.65%   12.1250   12/04/07       510,898     1,294,716

--------
 (1) All options have exercise prices equal to the fair market value of the Company's Common Stock on the date of grant. The Compensation Committee has the discretion and authority to amend and reprice the outstanding options. On April 30, 1997, the Compensation Committee approved an Exchange Program whereby options were granted with an exercise price of $9.1875 to current employees who elected to participate in the Exchange Program and cancelled outstanding options with exercise prices above $9.1875 per share. All replacement options were subject to a one-year blackout on exercise.
 (2) Based on 10,283,666 shares granted to all employees during the Last Fiscal Year, which includes 7,092,233 shares granted as replacement options under the repricing described in Footnote (1) above and 3,191,433 shares granted as new options.
 (3) The 5% and 10% assumed compound rates of annual stock price appreciation are mandated by the rules of the Securities and Exchange Commission and do not represent the Company's estimate or projection of future Common Stock prices.
 (4) As of March 28, 1998, 681,250 shares were vested but subject to a blackout on exercise until April 30, 1998. 168,750 shares vest periodically through September 25, 2000.
 (5) As of March 28, 1998, 72,499 shares were vested but subject to a blackout on exercise until April 30, 1998. 102,501 shares vest periodically through September 25, 2000.
 (6) 8,000 shares vest on December 4, 1999, and 32,000 shares vest on December 4, 2001.
 (7) 50,000 shares vest on July 1, 1998, July 18, 1999, and September 25,
     2000.
 (8) 40,000 shares vest on December 4, 2001.
 (9) 20,000 shares vest annually through September 25, 2000.
(10) 20,000 shares vest annually through September 24, 2000.
(11) 40,000 shares vest on December 4, 2001.
(12) As of March 28, 1998, 22,726 shares were vested but subject to a blackout on exercise until April 30, 1998. 27,000 shares vest periodically through September 25, 2000.
(13) 7,400 shares vest on September 24, 1998, 8,000 shares vest on September 24, 1999, and 5,000 shares vest on September 24, 2000.
(14) 5,000 shares vest on December 4, 1998, 12,000 shares vest on December 4, 1999, 15,000 shares vest on December 4, 2000, and 35,000 shares vest on December 4, 2001.

TEN-YEAR OPTION REPRICING TABLE

  On April 30, 1997, the Compensation Committee approved an Exchange Program whereby options were granted with an exercise price of $9.1875 to current employees who elected to participate in the Exchange Program and cancelled outstanding options with exercise prices above $9.1875 per share. The replacement options had the same vesting schedule as the cancelled options. All replacement options were subject to a one-year blackout on exercise. The option exchange was an acknowledgement of the importance of its key employees to the Company. Stock options which are substantially above the current price of the Company's stock do not provide retention value to employees who are recruited by competitors. The Committee included officers in the exchange because of the importance of their administrative and technical leadership to the success of the Company.

                                   NUMBER OF                                         LENGTH OF
                                  SECURITIES                                         ORIGINAL
                                  UNDERLYING  MARKET PRICE                            OPTION
                                    OPTIONS   OF STOCK AT    EXCHANGE      NEW       REMAINING
                                  REPRICED OR   TIME OF    PRICE AT TIME EXERCISE   AT DATE OF
          NAME             DATE     AMENDED     EXERCISE    OF EXCHANGE   PRICE      EXCHANGE
          ----           -------- ----------- ------------ ------------- -------- ---------------
Michael L. Hackworth.... 07/27/93   400,000     $9.1875       $11.875    $9.1875  6 yrs.,  2 mos.
 President, Chief
  Executive              03/20/95   300,000      9.1875        18.625     9.1875  7 yrs., 10 mos.
 Officer and Chairman    09/25/96   150,000      9.1875        19.375     9.1875  9 yrs.,  4 mos.
Edward C. Ross.......... 08/29/95   100,000      9.1875        54.625     9.1875  8 yrs.,  4 mos.
 President, Technology   09/25/96    75,000      9.1875        19.375     9.1875  9 yrs.,  4 mos.
 and Manufacturing Group
George N. Alexy......... 09/12/94    50,000      9.1875        15.000     9.1875  7 yrs.,  4 mos.
 Senior Vice President,  07/18/95    50,000      9.1875        35.125     9.1875  8 yrs.,  2 mos.
 Corporate Marketing     09/25/96    50,000      9.1875        19.375     9.1875  9 yrs.,  4 mos.
Eric J. Swanson......... 09/12/94    20,000      9.1875        15.000     9.1875  7 yrs.,  4 mos.
 Vice President          07/18/95    20,000      9.1875        35.125     9.1875  8 yrs.,  3 mos.
 and Chief Technical
  Officer                09/25/96    20,000      9.1875        19.375     9.1875  9 yrs.,  5 mos.
Steven Dines............ 09/24/92     8,000      9.1875        14.500     9.1875  5 yrs.,  4 mos.
 Vice President and      01/10/95     2,880      9.1875        12.875     9.1875  7 yrs.,  8 mos.
 General Manager,        07/18/95    12,000      9.1875        35.125     9.1875  8 yrs.,  2 mos.
 Mass Storage Products   09/25/96    15,000      9.1875        19.375     9.1875  9 yrs.,  4 mos.
 Division

OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR END OPTION VALUES

  The following table provides information with respect to option exercises in the Last Fiscal Year by the Named Executive Officers and the value of their unexercised options at Fiscal Year End.

                                                                             VALUE OF
                                                       NUMBER OF            UNEXERCISED
                                                 SECURITIES UNDERLYING        IN-THE-
                                                  UNEXERCISED OPTIONS      MONEY OPTIONS
                                                     AT FISCAL YEAR       AT FISCAL YEAR
                           SHARES                         END                 END(2)
                         ACQUIRED ON    VALUE    ---------------------- -------------------
   NAME                   EXERCISE   REALIZED(1)   VESTED    UNVESTED     VESTED   UNVESTED
   ----                  ----------- ----------- ---------- ----------- ---------- --------
Michael L. Hackworth....      --           --       921,250    168,750  $1,163,750 $168,750
Edward C. Ross..........      --           --        72,499    142,501      72,499  102,501
George N. Alexy.........   19,000     $218,500      265,750    190,000     736,222  150,000
Eric J. Swanson.........      --           --        63,076     60,000     101,825   60,000
Steven Dines............    8,500       57,906       22,726    114,400      22,726   27,000

--------
(1) Market value of the shares on date of exercise, less the exercise price.
(2) Value is based on fair market value of the Company's common stock of $10.1875 per share on March 27, 1998 (the last trading day of the Last Fiscal Year), less the exercise price.

                  REPORT OF THE COMPENSATION COMMITTEE OF THE
                 BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

  The Compensation Committee of the Board of Directors (the "Committee") is composed only of non-employee directors. The Committee is responsible for reviewing and recommending the Company's compensation practices, executive pay levels, and variable compensation programs to the Board of Directors for approval. The Committee also grants stock options within guidelines approved by the Board of Directors.

COMPENSATION PHILOSOPHY

  The Company's compensation philosophy is to pay for performance. As such, the Committee believes that total cash compensation should vary with the performance of the Company and long-term incentives should be used to ensure the alignment of executive and shareholder interests. Consistent with this philosophy, the Company provides significant annual incentive opportunities and utilizes stock options as a long-term incentive vehicle.

  Cash compensation for the executives in fiscal 1998 consisted of the following components:

  .  Base salary

  . Variable compensation based on achievement of Company operating income and revenue targets and personal performance goals and objectives.

  The Committee sets compensation levels for executives based on a review of competitive information. Competitive compensation information is gathered from published surveys of high technology company compensation levels (the "Survey Group") and from proxy statements of particular companies that are considered generally comparable to the Company (the "Proxy Group"). The Proxy Group includes companies used in the peer performance graph as well as other semiconductor or high technology companies that are high growth, profitable, and similar in revenue size to the Company. Recommendations by Company management are examined in light of this information, with the intention of establishing and maintaining competitive total cash compensation levels. In general, the Company has attempted to establish a strong relationship between total cash compensation and Company and individual performance by maintaining base salaries at approximately the 50th percentile of the Survey Group and Proxy Group data, and providing additional incentive opportunity so that total cash compensation (salary plus bonus) approaches 50th percentile levels when the Company's performance is near the middle of the semiconductor companies in the Proxy Group, and has the potential to pay at or near the top of the semiconductor companies in the Proxy Group for commensurate levels of performance. In March 1997, the executive officers received salary increases for fiscal 1998.

  Long-term incentives are provided through stock option grants to key employees, including the Named Executive Officers. The number of shares subject to each stock option grant is based on the employee's current and anticipated future performance and ability to affect achievement of strategic goals and objectives. The Company grants options in order to directly link a significant portion of each executive's total compensation to the long-term interests of shareholders and to encourage key employees to remain employed by the Company during the term of the options.

  The Company maintains a qualified employee stock purchase plan subject to provisions of the Internal Revenue Code, which is generally available to all employees, and pursuant to which employees can purchase Company stock through payroll deductions of up to 10% of their base salaries. This plan allows participants to buy Company common stock at a discount from the market price.

  In response to the enactment of Section 162(m) of the Internal Revenue Code and its related proposed regulations which limit deductibility by a corporation of certain executive officer compensation in excess of $1 million per Named Executive Officer per year, the Committee amended the Company's 1987 Stock Option Plan and designed the 1996 Stock Plan to qualify compensation relating to options granted thereunder as "performance-based", which is not subject to the $1 million limit. It is the Committee's objective that, so long as it is consistent with it's overall business, compensation and retention objectives, the Company will, to the extent reasonable, endeavor to keep executive compensation deductible for federal income tax purposes.

BASE SALARY

  In accordance with the Company's compensation philosophy, the base salary rates of the executive officers are generally below the 50th percentile levels of the Survey Group and Proxy Group.

INCENTIVE COMPENSATION

  The Fiscal 1998 Variable Compensation Plan (the "VCP") was designed to motivate and reward the executive officers by making a significant portion of their cash compensation directly dependent upon achieving predetermined corporate and/or business unit financial goals. The performance measures are based on the Company's annual business plan, and are established for quarterly, semi-annual or annual performance periods. In addition, an executive's variable compensation award may be reduced or increased based on achievement of key strategic goals and objectives previously agreed-upon for each executive. Cash payments are made after the end of the annual performance period for services rendered and performance levels achieved during the performance period.

  For fiscal 1998, the performance measures were based on annual revenue and operating profit targets. For fiscal 1999, the Company has introduced a new rolling three-year performance bonus plan.

STOCK OPTIONS

  Stock options are granted to align the interests of key employees with those of the shareholders. Stock options are granted at a price equal to the fair market value of the Company's Common Stock on the date of grant. Eligible employees are granted stock options on their date of hire which generally vest over a four-year period from the date of grant. Certain key employees are granted stock options on an annual basis that vest four years from the date of grant. They are granted to key employees, including the Named Executive Officers, based on current performance, anticipated future contribution based on that performance, and ability to affect corporate and/or business unit results. In fiscal 1998, stock options for the executive officers were granted upon recommendation of management and approval of the Committee within guidelines approved by the Board of Directors, and were granted at an exercise price equal to the fair market value of the Company's Common Stock on the date of grant.

CEO COMPENSATION

  As described above, the Company's executive pay program is highly leveraged toward variable compensation plans that reward achievement of pre-determined corporate goals and objectives.

  The Committee reviews Mr. Hackworth's base salary annually, considering Company performance, individual performance, and external pay practices. For fiscal year 1996, Mr. Hackworth's base salary was set at $397,488. For Fiscal Years 1997 and 1998, he did not receive a salary increase. The bonus component of the program for fiscal 1998 was based on operating profit and revenue targets. In fiscal 1998, he received a payment of $680,672 under the VCP. The amount paid for fiscal 1998 reflects the reductions resulting from a bonus advance paid for fiscal 1996.

  During fiscal year 1997, a stock option for 150,000 shares was granted to Mr. Hackworth. He did not receive any new options during fiscal 1998.

                                          Compensation Committee

                                          Walden C. Rhines, Chairman
                                          D. James Guzy
                                          Robert H. Smith

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

  The Compensation Committee of the Board of Directors consists of directors Rhines, Guzy and Smith. No executive officer of the Company served on the compensation committee of another entity or on any other committee of the board of directors of another entity performing similar functions during the Last Fiscal Year.

                               PERFORMANCE GRAPH

  The following graph shows a comparison of five-year cumulative total shareholder return, calculated on a dividend reinvestment basis, from March 31, 1993 through March 31, 1998 for Cirrus Logic, Inc., the S&P 500 Composite Index (the "S&P 500") and the Semiconductor Subgroup of the S&P Electronics Index (the "Semiconductors Index"). The graph assumes that $100 was invested in each of these three on March 31, 1993. Note that historic stock price performance is not necessarily indicative of future stock price performance.
                                     LOGO

                  COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
                   AMONG CIRRUS LOGIC, INC., THE S&P 500 INDEX
                 AND THE S&P ELECTRONICS (SEMICONDUCTORS) INDEX

                          PERFORMANCE GRAPH APPEARS HERE

                                                          S&P
Measurement Period           CIRRUS          S&P          ELECTRONICS
(Fiscal Year Covered)        LOGIC, INC.     500 INDEX    (SEMICONDUCTORS)
-------------------          -----------     ---------    ----------------
                             CRUS            I500         IELS
Measurement Pt-03/93         $100.00         $100.00      $100.00
FYE 03/94                    $129.41         $101.47      $134.07
FYE 03/95                    $133.33         $117.27      $160.99
FYE 03/96                    $141.67         $154.92      $177.44
FYE 03/97                    $ 95.10         $185.64      $376.57
FYE 03/98                    $ 79.41         $274.74      $411.22

            SECTION 16(A) BENEFICAL OWNERSHIP REPORTING COMPLIANCE

  Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors and persons who own more than ten percent of a registered class of the Company's equity securities to file an initial report of ownership on Form 3 and changes in ownership on Form 4 or 5 with the Securities and Exchange Commission (the "SEC"). Executive officers, directors and greater than ten percent shareholders are also required by SEC rules to furnish the Company with copies of all Section 16(a) forms they file. Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons, the Company believes that during the Last Fiscal Year, all filing requirements applicable to its officers, directors and ten percent shareholders were complied with.

                                 OTHER MATTERS

  The Company knows of no other matters to be submitted to the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the accompanying proxy to vote the shares represented thereby on such matters in accordance with their best judgment.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          Robert F. Donohue, Secretary

Fremont, California
June 12, 1998

EXHIBIT A MERGER AGREEMENT
EXHIBIT B CERTIFICATE OF INCORPORATION
EXHIBIT C BYLAWS
EXHIBIT D INDEMNIFICATION AGREEMENT

                                   EXHIBIT A

                         AGREEMENT AND PLAN OF MERGER
                             OF CIRRUS LOGIC, INC.
                            A DELAWARE CORPORATION
                                      AND
                           A CALIFORNIA CORPORATION

  THIS AGREEMENT AND PLAN OF MERGER dated as of            , 1998, (the
"Agreement") is between Cirrus Logic, Inc., a Delaware corporation ("Cirrus-Delaware") and Cirrus Logic, Inc., a California corporation ("Cirrus-California"). Cirrus-Delaware and Cirrus-California are sometimes referred to herein as the "Constituent Corporations."

                                R E C I T A L S

  A. Cirrus-Delaware is a corporation duly organized and existing under the laws of the State of Delaware and has an authorized capital of 285,000,000 shares, 280,000,000 of which are designated "Common Stock," $.001 par value and 5,000,000 of which are designated "Preferred Stock", $.001 par value. As of the date of this Agreement of Merger, 1,000 shares of Common Stock were issued and outstanding, all of which were held by Cirrus-California. No shares of Preferred were outstanding.

  B. Cirrus-California is a corporation duly organized and existing under the laws of the State of California and has an authorized capital of 145,000,000 shares, 140,000,000 of which are designated "Common Stock", no par value and 5,000,000 of which are designated "Preferred Stock", no par value. As of the
date of this Agreement of Merger        shares of Common Stock were issued and
outstanding. No shares of Preferred Stock were issued and outstanding.

  C. The Board of Directors of Cirrus-California has determined that, for the purpose of effecting the reincorporation of Cirrus-California in the State of Delaware, it is advisable and in the best interests of Cirrus-California that Cirrus-California merge with and into Cirrus-Delaware upon the terms and conditions herein provided.

  D. The respective Boards of Directors of Cirrus-Delaware and Cirrus-California have approved this Agreement and have directed that this Agreement be submitted to a vote of their respective stockholders and executed by the undersigned officers.

  NOW, THEREFORE, in consideration of the mutual agreements and covenants set forth herein, Cirrus-Delaware and Cirrus-California hereby agree, subject to the terms and conditions hereinafter set forth, as follows:

                                   I. MERGER

  I.1 Merger. In accordance with the provisions of this Agreement, the Delaware General Corporation Law and the California General Corporation Law, Cirrus-California shall be merged with and into Cirrus-Delaware (the "Merger"), the separate existence of Cirrus-California shall cease and Cirrus-Delaware shall be, and is herein sometimes referred as, the "Surviving Corporation", and the name of the Surviving Corporation shall be Cirrus Logic, Inc.

  I.2 Filing and Effectiveness. The Merger shall become effective when the following actions shall have been completed:

    (a) This Agreement and Merger shall have been adopted and approved by the stockholders of each Constituent Corporation in accordance with the requirements of the Delaware General Corporation Law and the California General Corporation Law;

    (b) All of the conditions precedent to the consummation of the Merger specified in this Agreement shall have been satisfied or duly waived by the party entitled to satisfaction thereof;

    (c) An executed Agreement and Plan of Merger meeting the requirements of the Delaware General Corporation Law shall have been filed with the Secretary of State of the State of Delaware; and

  The date and time when the Merger shall become effective, as aforesaid, is herein called the "Effective Date of the Merger."

  I.3 Effect of the Merger. Upon the Effective Date of the Merger, the separate existence of Cirrus-California shall cease and Cirrus-Delaware, as the Surviving Corporation, (i) shall continue to possess all of its assets, rights, powers and property as constituted immediately prior the Effective Date of the Merger, (ii) shall be subject to all actions previously taken by its and Cirrus-California's Board of Directors, (iii) shall succeed, without other transfer, to all of the assets, rights, powers and property of Cirrus-California in the manner more fully set forth in Section 259 of the Delaware General Corporation Law, (iv) shall continue to be subject to all of the debts, liabilities and obligations of Cirrus-Delaware as constituted immediately prior to the Effective Date of the Merger, and (v) shall succeed, without other transfer, to all of the debts, liabilities and obligations of Cirrus-California in the same manner as if Cirrus-Delaware had itself incurred them, all as more fully provided under the applicable provisions of the Delaware General Corporation Law and the California Corporations Code.

                 II. CHARTER DOCUMENTS, DIRECTORS AND OFFICERS

  II.1 Certificate of Incorporation. The Certificate of Incorporation of Cirrus-Delaware as in effect immediately prior to the Effective Date of the Merger shall continue in full force and effect as the Certificate of Incorporation of the Surviving Corporation until duly amended in accordance with the provisions thereof and applicable law.

  II.2 Bylaws. The Bylaws of Cirrus-Delaware as in effect immediately prior to the Effective Date of the Merger shall continue in full force and effect as the Bylaws of the Surviving Corporation until duly amended in accordance with the provisions thereof and applicable law.

  II.3 Directors and Officers. The directors and officers of Cirrus-California immediately prior to the Effective Date of the Merger shall be the directors and officers of the Surviving Corporation until their successors shall have been duly elected and qualified or until as otherwise provided by law, the Certificate of Incorporation of the Surviving Corporation or the Bylaws of the Surviving Corporation.

                      III. MANNER OF CONVERSION OF STOCK

  III.1 Cirrus-California Common Shares. Upon the Effective Date of the Merger, each share of Cirrus-California Common Stock, no par value, issued and outstanding immediately prior thereto shall by virtue of the Merger and without any action by the Constituent Corporations, the holder of such shares or any other person, be converted into and exchanged for one fully paid and nonassessable share of Common Stock, no par value, of the Surviving Corporation. No fractional share interests of Surviving Corporation Common Stock shall be issued. In lieu thereof, any fractional share interests to which a holder would otherwise be entitled shall be aggregated.

  III.2 Cirrus-California Options, Stock Purchase Rights and Convertible Securities.

    (a) Upon the Effective Date of the Merger, the Surviving Corporation shall assume the obligations of Cirrus-California under, and continue, the option plans (including without limitation the Amended 1987 Stock Option Plan, the Amended 1989 Employee Stock Purchase Plan, and the Amended 1990 Directors' Stock Option Plan, the Amended 1996 Stock Plan, all other employee benefit plans, and the 6% Convertible Subordinated Notes due December 15, 2003. Each outstanding and unexercised option, other right to purchase, or security convertible into Cirrus-California Common Stock (a "Right") shall become, subject to the provisions in paragraph (c) hereof, an option, right to purchase or a security convertible into the

  Surviving Corporation's Common Stock on the basis of one share of the Surviving Corporation's Common Stock for each one share of Cirrus-California Common Stock issuable pursuant to any such Right, on the same terms and conditions and at an exercise price equal to the exercise price applicable to any such Cirrus-California Right at the Effective Date of the Merger. This paragraph 3.2(a) shall not apply to Cirrus-California Common Stock which is subject to paragraph 3.1.

    (b) A number of shares of the Surviving Corporation's Common Stock shall be reserved for issuance upon the exercise of options, stock purchase rights and convertible securities, including the 6% Convertible
  Subordinated Notes due December 15, 2003, equal to the number of shares of Cirrus-California Common Stock so reserved immediately prior to the Effective Date of the Merger.

    (c) The assumed Rights shall not entitle any holder thereof to a fractional share upon exercise or conversion. In addition, no "additional benefits" (within the meaning of Section 424(a)(2) of the Internal Revenue Code of 1986, as amended) shall be accorded to the optionees pursuant to the assumption of their options.

  III.3 Cirrus-Delaware Common Stock. Upon the Effective Date of the Merger, each share of Common Stock, $.001 par value, of Cirrus-Delaware issued and outstanding immediately prior thereto shall, by virtue of the Merger and without any action by Cirrus-Delaware, the holder of such shares or any other person, be cancelled and returned to the status of authorized but unissued shares.

  III.4 Exchange of Certificates. After the Effective Date of the merger, each holder of an outstanding certificate representing shares of Cirrus-California Common Stock may be asked to surrender the same for cancellation to BankBoston N.A. (the "Exchange Agent"), and each such holder shall be entitled to receive in exchange therefor a certificate or certificates representing the number of shares of the Surviving Corporation's Common Stock, as the case may be, into which the surrendered shares were converted as herein provided. Until so surrendered, each outstanding certificate theretofore representing shares of Cirrus-California Common Stock shall be deemed for all purposes to represent the number of shares of the Surviving Corporation's Common Stock, respectively, into which such shares of Cirrus-California Common Stock, as the case may be, were converted in the Merger.

  The registered owner on the books and records of the Surviving Corporation or the Exchange Agent of any such outstanding certificate shall, until such certificate shall have been surrendered for transfer or conversion or otherwise accounted for to the Surviving Corporation or the Exchange Agent, have and be entitled to exercise any voting and other rights with respect to and to receive dividends and other distributions upon the shares of Common Stock of the Surviving Corporation represented by such outstanding certificate as provided above.

  Each certificate representing Common Stock of the Surviving Corporation so issued in the Merger shall bear the same legends, if any, with respect to the restrictions on transferability as the certificates of Cirrus-California so converted and given in exchange therefore, unless otherwise determined by the Board of Directors of the Surviving Corporation in compliance with applicable laws.

  If any certificate for shares of the Surviving Corporation's stock is to be issued in a name other than that in which the certificate surrendered in exchange therefor is registered, it shall be a condition of issuance thereof that the certificate so surrendered shall be properly endorsed and otherwise in proper form for transfer, that such transfer otherwise be proper and comply with applicable securities laws and that the person requesting such transfer pay to the Exchange Agent any transfer or other taxes payable by reason of issuance of such new certificate in a name other than that of the registered holder of the certificate surrendered or establish to the satisfaction of the Surviving Corporation that such tax has been paid or is not payable.

                                  IV. GENERAL

  IV.1 Covenants of Cirrus-Delaware. Cirrus-Delaware covenants and agrees that it will, on or before the Effective Date of the Merger.

    (a) Qualify to do business as a foreign corporation in the State of California and in connection therewith irrevocably appoint an agent for service of process as required under the provisions of Section 2105 of the California General Corporation Law.

    (b) File any and all documents with the California Franchise Tax Board necessary for the assumption by Cirrus-Delaware of all of the franchise tax liabilities of Cirrus-California.

    (c) Take such other actions as may be required by the California General Corporation Law.

  IV.2 Further Assurances. From time to time, as and when required by Cirrus-Delaware or by its successors or assigns, there shall be executed an delivered on behalf of Cirrus-California such deeds and other instruments, and there shall be taken or caused to be taken by it such further and other actions as shall be appropriate or necessary in order to vest or perfect in or conform of record or otherwise by Cirrus-Delaware the title to and possession of all the property, interests, assets, rights, privileges, immunities, powers, franchises and authority of Cirrus-California and otherwise to carry out the purposes of this Agreement, and the officers and directors of Cirrus-Delaware are fully authorized in the name and on behalf of Cirrus-California or otherwise to take any and all such action and to execute and deliver any and all such deeds and other instruments.

  IV.3 Abandonment. At any time before the Effective Date of the Merger, this Agreement may be terminated and the Merger may be abandoned for any reason whatsoever by the Board of Directors of either Cirrus-California or Cirrus-Delaware, or of both, notwithstanding the approval of this Agreement by the shareholders of Cirrus-California or by the sole stockholder of Cirrus-Delaware, or by both.

  IV.4 Amendment. The Boards of Directors of the Constituent Corporations may amend this Agreement at any time prior to the filing of this Agreement (or certificate in lieu thereof) with the Secretary of State of the States of California and Delaware, provided that an amendment made subsequent to the adoption of this Agreement by the stockholders of either Constituent Corporation shall not: (1) alter or change the amount or kind of shares, securities, cash, property and/or rights to be received in exchange for or on conversion of all or any of the shares of any class or series thereof of such Constituent Corporation, (2) alter or change any term of the Certificate of Incorporation of the Surviving Corporation to be effected by the Merger, or
(3) alter or change any of the terms and conditions of this Agreement if such alternation or change would adversely affect the holders of any class or series of capital stock of any Constituent Corporation.

  IV.5 Registered Office. The registered office of the Surviving Corporation in the State of Delaware is 1209 Orange Street, Wilmington, County of New Castle, DE 19801 and The Corporation Trust Company is the registered agent of the Surviving Corporation at such address.

  IV.6 Agreement. Executed copies of this Agreement will be on file at the principal place of business of the Surviving Corporation at 3100 West Warren Avenue, Fremont, California 94538 and copies thereof will be furnished to any stockholder of either Constituent Corporation, upon request and without cost.

  IV.7 Governing Law. This Agreement shall in all respects be construed, interpreted and enforced in accordance with the governed by the laws of the State of Delaware and, so far as applicable, the merger provisions of the California General Corporation Law.

  IV.8 FIRPTA Notification.

    (a) On the Effective Date of the Merger, Cirrus-California Shall Deliver to Cirrus-Delaware, as agent for the shareholders of Cirrus-California, a properly executed statement (the "Statement") substantially in the form attached hereto as Exhibit A. Cirrus-Delaware shall retain the Statement for a period of not less than seven years and shall, upon request, provide a copy thereof to any person that was a shareholder of Cirrus-California immediately prior to the Merger. In consequence of the approval of the Merger by the shareholders of Cirrus-California, (i) such shareholders shall be considered to have requested that the

  Statement be delivered to Cirrus-Delaware as their agent and (ii) Cirrus-Delaware shall be considered to have received a copy of the Statement at the request of the Cirrus-California shareholders for purposes of satisfying Cirrus-Delaware's obligations under Treasury Regulation Section 1.1445-2(c)(3).

    (b) Cirrus-California shall deliver to the Internal Revenue Service a notice regarding the Statement in accordance with the requirements of Treasury Regulation Section 1.897-2(h)(2).

  IV.9 Counterparts. In order to facilitate the filing and recording of this Agreement, the same may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same instrument.

  IN WITNESS WHEREOF, this Agreement having first been approved by the resolutions of the Board of Directors of Cirrus-Delaware and Cirrus-California is hereby executed on behalf of each of such two corporations and attested by their respective officers thereunto duly authorized.

                                          Cirrus Logic, Inc.
                                          a Delaware corporation

                                          By:
                                            ___________________________________
                                              Michael L. Hackworth
                                              President, Chief Executive
                                               Officer and
                                              Chairman

ATTEST:

_______________________________
Robert F. Donohue, Secretary

                                          Cirrus Logic, Inc.
                                          a California corporation

                                          By:
                                            ___________________________________
                                              Michael L. Hackworth
                                              President, Chief Executive
                                               Officer and
                                              Chairman

ATTEST:

_______________________________
Robert F. Donohue, Secretary

                                   EXHIBIT B

                         CERTIFICATE OF INCORPORATION
                                      OF
                              CIRRUS LOGIC, INC.

                                   ARTICLE I

  The name of the corporation is Cirrus Logic, Inc. (the "Corporation").

                                  ARTICLE II

  The address of the Corporation's registered office in the State of Delaware is 1209 Orange Street, City of Wilmington, County of New Castle, Delaware 19801. The name of its registered agent at such address is The Corporation Trust Company.

                                  ARTICLE III

  The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

                                  ARTICLE IV

  The Corporation is authorized to issue two classes of shares of stock to be designated, respectively, Common Stock, $0.001 par value, and Preferred Stock, $0.001 par value. The total number of shares that the Corporation is authorized to issue is 285,000,000 shares. The number of shares of Common Stock authorized is 280,000,000. The number of shares of Preferred authorized is 5,000,000.

  The Preferred Stock may be issued from time to time in one or more series pursuant to a resolution or resolutions providing for such issue duly adopted by the board of directors (authority to do so being hereby expressly vested in the board). The board of directors is further authorized to determine or alter the rights, preferences, privileges and restrictions granted to or imposed upon any wholly unissued series of Preferred Stock and to fix the number of shares of any series of Preferred Stock and the designation of any such series of Preferred Stock. The board of directors, within the limits and restrictions stated in any resolution or resolutions of the board of directors originally fixing the number of shares constituting any series, may increase or decrease (but not below the number of shares in any such series then outstanding) the number of shares of any series subsequent to the issuance of shares of that series.

  The authority of the board of directors with respect to each such class or series shall include, without limitation of the foregoing, the right to determine and fix:

    (a) the distinctive designation of such class or series and the number of shares to constitute such class or series;

    (b) the rate at which dividends on the shares of such class or series shall be declared and paid, or set aside for payment, whether dividends at the rate so determined shall be cumulative or accruing, and whether the shares of such class or series shall be entitled to any participating or other dividends in addition to dividends at the rate so determined, and if so, on what terms;

    (c) the right or obligation, if any, of the corporation to redeem shares of the particular class or series of Preferred Stock and, if redeemable, the price, terms and manner of such redemption;

    (d) the special and relative rights and preferences, if any, and the amount or amounts per share, which the shares of such class or series of Preferred Stock shall be entitled to receive upon any voluntary or involuntary liquidation, dissolution or winding up of the Corporation;

    (e) the terms and conditions, if any, upon which shares of such class or series shall be convertible into, or exchangeable for, shares of capital stock of any other class or series, including the price or prices or the rate or rates of conversion or exchange and the terms of adjustment, if any;

    (f) the obligation, if any, of the corporation to retire, redeem or purchase shares of such class or series pursuant to a sinking fund or fund of a similar nature or otherwise, and the terms and conditions of such obligation;

    (g) voting rights, if any, on the issuance of additional shares of such class or series or any shares of any other class or series of Preferred Stock;

    (h) limitations, if any, on the issuance of additional shares of such class or series or any shares of any other class or series of Preferred Stock; and

    (i) such other restrictions, preferences, powers, qualifications, special or relative rights and privileges thereof as the board of directors of the corporation, acting in accordance with this Certificate of Incorporation, may deem advisable and are not inconsistent with law and the provisions of this Certificate of Incorporation.

                                   ARTICLE V

  The Corporation reserves the right to amend, alter, change, or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon the stockholders herein are granted subject to this right.

                                  ARTICLE VI

  The Corporation is to have perpetual existence.

                                  ARTICLE VII

  1. Limitation of Liability. To the fullest extent permitted by the General Corporation Law of the State of Delaware as the same exists or as may hereafter be amended, a director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director.

  2. Indemnification. The Corporation may indemnify to the fullest extent permitted by law any person made or threatened to be made a party to an action or proceeding, whether criminal, civil, administrative or investigative, by reason of the fact that such person or his or her testator or intestate is or was a director, officer or employee of the Corporation, or any predecessor of the Corporation, or serves or served at any other enterprise as a director, officer or employee at the request of the Corporation or any predecessor to the Corporation.

  3. Amendments. Neither any amendment nor repeal of this Article VII, nor the adoption of any provision of the Corporation's Certificate of Incorporation inconsistent with this Article VII, shall eliminate or reduce the effect of this Article VII, in respect of any matter occurring, or any action or proceeding accruing or arising or that, but for this Article VII, would accrue or arise, prior to such amendment, repeal, or adoption of an inconsistent provision.

                                 ARTICLE VIII

  Holders of stock of any class or series of this corporation shall not be entitled to cumulate their votes for the election of directors or any other matter submitted to a vote of the stockholders.

                                  ARTICLE IX

  1. Number of Directors. The number of directors which constitutes the whole Board of Directors of the corporation shall be designated in the Bylaws of the corporation.

  2. Election of Directors. Elections of directors shall not be by written ballot unless the Bylaws of the corporation shall so provide.

                                   ARTICLE X

  In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to make, alter, amend or repeal the Bylaws of the corporation.

                                  ARTICLE XI

  No action shall be taken by the stockholders of the corporation except at an annual or special meeting of the stockholders called in accordance with the Bylaws of the corporation, and no action shall be taken by the stockholders by written consent.

                                  ARTICLE XII

  Meetings of stockholders may be held within or without the State of Delaware, as the Bylaws may provide. The books of the Corporation may be kept (subject to any provision contained in the statutes) outside of the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the Bylaws of the Corporation.

                                 ARTICLE XIII

  The name and mailing address of the incorporator are as follows:

    Robert F. Donohue
    Cirrus Logic, Inc.
    Legal Department MS 528
    3100 West Warren Avenue
    Fremont, CA 94538

The undersigned incorporator hereby acknowledges that the above Certificate of Incorporation of Cirrus Logic, Inc. is his act and deed and that the facts stated therein are true.

Dated:                 , 1998 Robert F. Donohue

                                   EXHIBIT C

                                    BYLAWS
                                      OF
                              CIRRUS LOGIC, INC.
                           (A DELAWARE CORPORATION)

                                   ARTICLE I
                               CORPORATE OFFICES

  1.1 REGISTERED OFFICE

  The registered office of the corporation shall be fixed in the certificate of incorporation of the corporation.

  1.2 OTHER OFFICES

  The board of directors may at any time establish branch or subordinate offices at any place or places where the corporation is qualified to do business.

                                  ARTICLE II
                           MEETINGS OF STOCKHOLDERS

  2.1 PLACE OF MEETINGS

  Meetings of stockholders shall be held at any place within or outside the State of Delaware designated by the board of directors. In the absence of any such designation, stockholders' meetings shall be held at the principal executive office of the corporation.

  2.2 ANNUAL MEETING

  The annual meeting of stockholders shall be held each year on a date and at a time designated by the board of directors. In the absence of such designation, the annual meeting of stockholders shall be held on the 30th of July in each year at 3:00 p.m. However, if such day falls on a legal holiday, then the meeting shall be held at the same time and place on the next succeeding full business day. At the meeting, directors shall be elected, and any other proper business may be transacted. The annual meeting of stockholders shall be held each year on a date and at a time designated

  2.3 SPECIAL MEETING

  A special meeting of the stockholders may be called at any time by the board of directors, or by the chairman of the board, or by the president. No other person or persons are permitted to call a special meeting.

  2.4 NOTICE OF STOCKHOLDERS' MEETINGS


  All notices of meetings of stockholders shall be sent or otherwise given in accordance with Section 2.6 of these bylaws not less than ten (10) nor more than sixty (60) days before the date of the meeting. The notice shall specify the place, date and hour of the meeting and (i) in the case of a special meeting, the purpose or purposes for which the meeting is called (no business other than that specified in the notice may be transacted) or (ii) in the case of the annual meeting, those matters which the board of directors, at the time of giving the notice, intends to present for action by the stockholders (but any proper matter may be presented at the meeting for such action). The notice of any meeting at which directors are to be elected shall include the name of any nominee or nominees who, at the time of the notice, the board intends to present for election.

2.5 ADVANCE NOTICE OF STOCKHOLDER NOMINEES AND STOCKHOLDER BUSINESS

  Subject to the rights of holders of any class or series of stock having a preference over the Common Stock as to dividends or upon liquidation,

    (a) nominations for the election of directors, and

    (b) business proposed to be brought before any stockholder meeting may be made by the board of directors or proxy committee appointed by the board of directors or by any stockholder entitled to vote in the election of directors generally if such nomination or business proposed is otherwise proper business before such meeting. However, any such stockholder may nominate one or more persons for election as directors at a meeting or propose business to be brought before a meeting, or both, only if such stockholder has given timely notice to the secretary of the corporation in proper written form of their intent to make such nomination or nominations or to propose such business. To be timely, such stockholder's notice must be delivered to or mailed and received at the principal executive offices of the corporation not less than one hundred twenty (120) calendar days in advance of the date of the corporation's proxy statement released to stockholders in connection with the previous year's annual meeting of stockholders; provided, however, that in the event that no annual meeting was held in the previous year or the date of the annual meeting has been changed by more than thirty (30) days from the date contemplated at the time of the previous year's proxy statement, notice by the stockholder to be timely must be so received a reasonable time before the solicitation is made. To be in proper form, a stockholder's notice to the secretary shall set forth:

    (i) the name and address of the stockholder who intends to make the nominations or propose the business and, as the case may be, of the person or persons to be nominated or of the business to be proposed;

    (ii) a representation that the stockholder is a holder of record of stock of the corporation entitled to vote at such meeting and, if applicable, intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice;

    (iii) if applicable, a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder;

    (iv) such other information regarding each nominee or each matter of business to be proposed by such stockholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission had the nominee been nominated, or intended to be nominated, or the matter been proposed, or intended to be proposed by the board of directors; and

    (v) if applicable, the consent of each nominee to serve as director of the corporation if so elected.

    The chairman of the meeting shall refuse to acknowledge the nomination of any person or the proposal of any business not made in compliance with the foregoing procedure.

  2.6 MANNER OF GIVING NOTICE; AFFIDAVIT OF NOTICE

  Written notice of any meeting of stockholders shall be given either personally or by first-class mail or by telegraphic or other written communication. Notices not personally delivered shall be sent charges prepaid and shall be addressed to the stockholder at the address of that stockholder appearing on the books of the corporation or given by the stockholder to the corporation for the purpose of notice. Notice shall be deemed to have been given at the time when delivered personally or deposited in the mail or sent by telegram or other means of written communication.

  An affidavit of the mailing or other means of giving any notice of any stockholders' meeting, executed by the secretary, assistant secretary or any transfer agent of the corporation giving the notice, shall be prima facie evidence of the giving of such notice.

  2.7 QUORUM

  The holders of a majority in voting power of the stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of business except as otherwise provided by statute or by the certificate of incorporation. If, however, such quorum is not present or represented at any meeting of the stockholders, then either (i) the chairman of the meeting or (ii) the stockholders entitled to vote thereat, present in person or represented by proxy, shall have power to adjourn the meeting in accordance with Section 2.7 of these bylaws.

  When a quorum is present at any meeting, the vote of the holders of a majority of the stock having voting power present in person or represented by proxy shall decide any question brought before such meeting, unless the question is one upon which, by express provision of the laws of the State of Delaware or of the certificate of incorporation or these bylaws, a different vote is required, in which case such express provision shall govern and control the decision of the question.

  If a quorum be initially present, the stockholders may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum, if any action taken is approved by a majority of the stockholders initially constituting the quorum.

  2.8 ADJOURNED MEETING; NOTICE

  When a meeting is adjourned to another time and place, unless these bylaws otherwise require, notice need not be given of the adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting the corporation may transact any business that might have been transacted at the original meeting. If the adjournment is for more than thirty (30) days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

  2.9 VOTING

  The stockholders entitled to vote at any meeting of stockholders shall be determined in accordance with the provisions of Section 2.11 of these bylaws, subject to the provisions of Sections 217 and 218 of the General Corporation Law of Delaware (relating to voting rights of fiduciaries, pledgors and joint owners, and to voting trusts and other voting agreements).

  Except as may be otherwise provided in the certificate of incorporation or these bylaws, each stockholder shall be entitled to one vote for each share of capital stock held by such stockholder and stockholders shall not be entitled to cumulate their votes in the election of directors of with respect to any matter submitted to a vote of the stockholders.

  2.10 WAIVER OF NOTICE

  Whenever notice is required to be given under any provision of the General Corporation Law of Delaware or of the certificate of incorporation or these bylaws, a written waiver thereof, signed by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders need be specified in any written waiver of notice unless so required by the certificate of incorporation or these bylaws.

  2.11 RECORD DATE FOR STOCKHOLDER NOTICE; VOTING

  For purposes of determining the stockholders entitled to notice of any meeting or to vote thereat, the board of directors may fix, in advance, a record date, which shall not precede the date upon which the resolution fixing the record date is adopted by the board of directors and which shall not be more than sixty (60) days nor less than ten (10) days before the date of any such meeting, and in such event only stockholders of record on the date so fixed are entitled to notice and to vote, notwithstanding any transfer of any shares on the books of the corporation after the record date.

  If the board of directors does not so fix a record date, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the business day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the business day next preceding the day on which the meeting is held.

  A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting unless the board of directors fixes a new record date for the adjourned meeting, but the board of directors shall fix a new record date if the meeting is adjourned for more than thirty (30) days from the date set for the original meeting.

  The record date for any other purpose shall be as provided in Section 8.1 of these bylaws.

  2.12 PROXIES

  Every person entitled to vote for directors, or on any other matter, shall have the right to do so either in person or by one or more agents authorized by a written proxy signed by the person and filed with the secretary of the corporation, but no such proxy shall be voted or acted upon after three (3) years from its date unless the proxy provides for a longer period. A proxy shall be deemed signed if the stockholder's name is placed on the proxy (whether by manual signature, typewriting, telegraphic transmission, telefacsimile or otherwise) by the stockholder or the stockholder's attorney-in-fact. The revocability of a proxy that states on its face that it is irrevocable shall be governed by the provisions of Section 212(e) of the General Corporation Law of Delaware.

  2.13 ORGANIZATION

  The president, or in the absence of the president, the chairman of the board, or, in the absence of the president and the chairman of the board, one of the corporation's vice presidents, shall call the meeting of the stockholders to order, and shall act as chairman of the meeting. In the absence of the president, the chairman of the board, and all of the vice presidents, the stockholders shall appoint a chairman for such meeting. The chairman of any meeting of stockholders shall determine the order of business and the procedures at the meeting, including such matters as the regulation of the manner of voting and the conduct of business. The secretary of the corporation shall act as secretary of all meetings of the stockholders, but in the absence of the secretary at any meeting of the stockholders, the chairman of the meeting may appoint any person to act as secretary of the meeting.

  2.14 LIST OF STOCKHOLDERS ENTITLED TO VOTE

  The officer who has charge of the stock ledger of the corporation shall prepare and make, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten (10) days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present.

                                  ARTICLE III

                                   DIRECTORS

  3.1 POWERS

  Subject to the provisions of the General Corporation Law of Delaware and any limitations in the certificate of incorporation and these bylaws relating to action required to be approved by the stockholders or by the outstanding shares, the business and affairs of the corporation shall be managed and all corporate powers shall be exercised by or under the direction of the board of directors.

  3.2 NUMBER OF DIRECTORS

  The board of directors shall consist of seven members. The board of directors may increase or decrease the number of directors constituting the board of directors upon the approval of a majority of the directors then in office. The number of directors so determined shall be the authorized number of directors of the corporation. No reduction of the authorized number of directors shall have the effect of removing any director before that director's term of office expires.

  3.3 ELECTION AND TERM OF OFFICE OF DIRECTORS

  Except as provided in Section 3.4 of these bylaws, directors shall be elected at each annual meeting of stockholders to hold office until the next annual meeting. Each director, including a director elected or appointed to fill a vacancy, shall hold office until the expiration of the term for which elected and until a successor has been elected and qualified.

  3.4 RESIGNATION AND VACANCIES

  Any director may resign effective on giving written notice to the chairman of the board, the president, the secretary or the board of directors, unless the notice specifies a later time for that resignation to become effective. If the resignation of a director is effective at a future time, the board of directors may elect a successor to take office when the resignation becomes effective.

  All vacancies in the board of directors may be filled by a majority of the remaining directors, even if less than a quorum, or by a sole remaining director; provided, that whenever the holders of any class or classes of stock or series thereof are entitled to elect one or more directors by the provisions of the certificate of incorporation, vacancies and newly created directorships of such class or classes or series may be filled by a majority of the directors elected by such class or classes or series thereof then in office, or by a sole remaining director so elected.

  3.5 PLACE OF MEETINGS; MEETINGS BY TELEPHONE

  Regular meetings of the board of directors may be held at any place within or outside the State of Delaware that has been designated from time to time by resolution of the board. In the absence of such a designation, regular meetings shall be held at the principal executive office of the corporation. Special meetings of the board may be held at any place within or outside the State of Delaware that has been designated in the notice of the meeting or, if not stated in the notice or if there is no notice, at the principal executive office of the corporation.

  Any meeting, regular or special, may be held by conference telephone or similar communication equipment, so long as all directors participating in the meeting can hear one another; and all such directors shall be deemed to be present in person at the meeting.

  3.6 REGULAR MEETINGS

  Regular meetings of the board of directors may be held without notice if the times of such meetings are fixed by the board of directors. If any regular meeting day shall fall on a legal holiday, then the meeting shall be held next succeeding full business day.

  3.7 SPECIAL MEETINGS; NOTICE

  Special meetings of the board of directors for any purpose or purposes may be called at any time by the chairman of the board, the president, any vice president, the secretary or any two directors.

  Notice of the time and place of special meetings shall be delivered personally or by telephone to each director or sent by first-class mail or telegram, charges prepaid, addressed to each director at that director's address as it is shown on the records of the corporation. If the notice is mailed, it shall be deposited in the United States mail at least four (4) days before the time of the holding of the meeting. If the notice is delivered personally or by telephone or telegram, it shall be delivered personally or by telephone or to the telegraph company at least forty-eight (48) hours before the time of the holding of the meeting. Any oral notice given personally or by telephone may be communicated either to the director or to a person at the office of the director who the person giving the notice has reason to believe will promptly communicate it to the director. The notice need not specify the purpose or the place of the meeting, if the meeting is to be held at the principal executive office of the corporation.

  3.8 QUORUM

  A majority of the authorized number of directors shall constitute a quorum for the transaction of business, except to adjourn as provided in Section 3.10 of these bylaws. Every act or decision done or made by a majority of the directors present at a duly held meeting at which a quorum is present shall be regarded as the act of the board of directors, subject to the provisions of the certificate of incorporation and other applicable law.

  A meeting at which a quorum is initially present may continue to transact business notwithstanding the withdrawal of directors, if any action taken is approved by at least a majority of the required quorum for that meeting.

  3.9 WAIVER OF NOTICE

  Notice of a meeting need not be given to any director (i) who signs a waiver of notice or a consent to holding the meeting or an approval of the minutes thereof, whether before or after the meeting, or (ii) who attends the meeting without protesting, prior thereto or at its commencement, the lack of notice to such directors. All such waivers, consents, and approvals shall be filed with the corporate records or made part of the minutes of the meeting. A waiver of notice need not specify the purpose of any regular or special meeting of the board of directors.

  3.10 ADJOURNMENT

  A majority of the directors present, whether or not constituting a quorum, may adjourn any meeting to another time and place.

  3.11 NOTICE OF ADJOURNMENT

  Notice of the time and place of holding an adjourned meeting need not be given unless the meeting is adjourned for more than twenty-four (24) hours. If the meeting is adjourned for more than twenty-four (24) hours, then notice of the time and place of the adjourned meeting shall be given before the adjourned meeting takes place, in the manner specified in Section 3.7 of these bylaws, to the directors who were not present at the time of the adjournment.

  3.12 BOARD ACTION BY WRITTEN CONSENT WITHOUT A MEETING

  Any action required or permitted to be taken by the board of directors may be taken without a meeting, provided that all members of the board individually or collectively consent in writing to that action. Such action by written consent shall have the same force and effect as a unanimous vote of the board of directors. Such written consent and any counterparts thereof shall be filed with the minutes of the proceedings of the board.

  3.13 FEES AND COMPENSATION OF DIRECTORS

  Directors and members of committees may receive such compensation, if any, for their services and such reimbursement of expenses as may be fixed or determined by resolution of the board of directors. This Section 3.13 shall not be construed to preclude any director from serving the corporation in any other capacity as an officer, agent, employee or otherwise and receiving compensation for those services.

  3.14 APPROVAL OF LOANS TO OFFICERS

  The corporation may lend money to, or guarantee any obligation of, or otherwise assist any officer or other employee of the corporation or any of its subsidiaries, including any officer or employee who is a director of the corporation or any of its subsidiaries, whenever, in the judgment of the directors, such loan, guaranty or assistance may reasonably be expected to benefit the corporation. The loan, guaranty or other assistance may be with or without interest and may be unsecured, or secured in such manner as the board of directors shall approve, including, without limitation, a pledge of shares of stock of the corporation. Nothing contained in this section shall be deemed to deny, limit or restrict the powers of guaranty or warranty of the corporation at common law or under any statute.

                                  ARTICLE IV

                                  COMMITTEES

  4.1 COMMITTEES OF DIRECTORS

  The board of directors may, by resolution adopted by a majority of the authorized number of directors, designate one (1) or more committees, each consisting of two or more directors, to serve at the pleasure of the board. The board may designate one (1) or more directors as alternate members of any committee, who may replace any absent member at any meeting of the committee. The appointment of members or alternate members of a committee requires the vote of a majority of the authorized number of directors. Any committee, to the extent provided in the resolution of the board, shall have and may exercise all the powers and authority of the board, but no such committee shall have the power of authority to:

    (a) amend the certificate of incorporation (except that a committee may, to the extent authorized in the resolution or resolutions providing for the issuance of shares of stock adopted by the board of directors as provided in Section 151(a) of the General Corporation Law of Delaware, fix the designations and any of the preferences or rights of such shares relating to dividends, redemption, dissolution, any distribution of assets of the corporation or the conversion into, or the exchange of such shares for, shares of any other class or classes or any other series of the same or any other class or classes of stock of the corporation);

    (b) adopt an agreement of merger or consolidation under Sections 251 or 252 of the General Corporation Law of Delaware;

    (c) recommend to the stockholders the sale, lease or exchange of all or substantially all of the corporation's property and assets;

    (d) recommend to the stockholders a dissolution of the corporation or a revocation of a dissolution; or

    (e) amend the bylaws of the corporation; and, unless the board resolution establishing the committee, the bylaws or the certificate of incorporation expressly so provide, no such committee shall have the power or authority to declare a dividend, to authorize the issuance of stock, or to adopt a certificate of ownership and merger pursuant to Section 253 of the General Corporation Law of Delaware.

  4.2 MEETINGS AND ACTION OF COMMITTEES

  Meetings and actions of committees shall be governed by, and held and taken in accordance with, the provisions of Article III of these bylaws, Section 3.5 (place of meetings), Section 3.6 (regular meetings), Section 3.7 (special meetings and notice), Section 3.8 (quorum), Section 3.9 (waiver of notice),
Section 3.10 (adjournment), Section 3.11 (notice of adjournment), and Section
3.12 (action without meeting), with such changes in the context of those bylaws as are necessary to substitute the committee and its members for the board of directors and its members; provided, however, that the time of regular meetings of committees may be determined either by resolution of the board of directors or by resolution of the committee, that special meetings of committees may also be called by resolution of the board of directors, and that notice of special meetings of committees shall also be given to all alternate members, who shall have the right to attend all meetings of the committee. The board of directors may adopt rules for the government of any committee not inconsistent with the provisions of these bylaws.

  4.3 COMMITTEE MINUTES

  Each committee shall keep regular minutes of its meetings and report the same to the board of directors when required.

                                   ARTICLE V

                                   OFFICERS

  5.1 OFFICERS

  The officers of the corporation shall be a president, a secretary, and a chief financial officer. The corporation may also have, at the discretion of the board of directors, a chairman of the board, one or more vice presidents, one or more assistant secretaries, one or more assistant treasurers, and such other officers as may be appointed in accordance with the provisions of
Section 5.3 of these bylaws. Any number of offices may be held by the same person.

  5.2 ELECTION OF OFFICERS

  The officers of the corporation, except such officers as may be appointed in accordance with the provisions of Section 5.3 or Section 5.5 of these bylaws, shall be chosen by the board, subject to the rights, if any, of an officer under any contract of employment.

  5.3 SUBORDINATE OFFICERS

  The board of directors may appoint, or may empower the president to appoint, such other officers as the business of the corporation may require, each of whom shall hold office for such period, have such authority, and perform such duties as are provided in these bylaws or as the board of directors may from time to time determine.

  5.4 REMOVAL AND RESIGNATION OF OFFICERS

  Subject to the rights, if any, of an officer under any contract of employment, any officer may be removed, either with or without cause, by the board of directors at any regular or special meeting of the board or, except in case of an officer chosen by the board of directors, by any officer upon whom such power of removal may be conferred by the board of directors.

  Any officer may resign at any time by giving written notice to the corporation. Any resignation shall take effect at the date of the receipt of that notice or at any later time specified in that notice; and, unless otherwise specified in that notice, the acceptance of the resignation shall not be necessary to make it effective. Any resignation is without prejudice to the rights, if any, of the corporation under any contract to which the officer is a party.

  5.5 VACANCIES IN OFFICES

  A vacancy in any office because of death, resignation, removal, disqualification or any other cause shall be filled in the manner prescribed in these bylaws for regular appointments to that office.

  5.6 CHAIRMAN OF THE BOARD

  The chairman of the board, if such an officer be elected, shall, if present, preside at meetings of the board of directors and exercise and perform such other powers and duties as may from time to time be assigned to him by the board of directors or as may be prescribed by these bylaws. If there is no president, then the chairman of the board shall also be the chief executive officer of the corporation and shall have the powers and duties prescribed in
Section 5.7 of these bylaws.

  5.7 PRESIDENT

  Subject to such supervisory powers, if any, as may be given by the board of directors to the chairman of the board, if there be such an officer, the president shall be the chief executive officer of the corporation and shall, subject to the control of the board of directors, have general supervision, direction, and control of the business and the officers of the corporation. He shall preside at all meetings of the stockholders and, in the absence or nonexistence of a chairman of the board, at all meetings of the board of directors. He shall have the general powers and duties of management usually vested in the office of president of a corporation, and shall have such other powers and duties as may be prescribed by the board of directors or these bylaws.

  5.8 VICE PRESIDENTS

  In the absence or disability of the president, the vice presidents, if any, in order of their rank as fixed by the board of directors or, if not ranked, a vice president designated by the board of directors, shall perform all the duties of the president and when so acting shall have all the powers of, and be subject to all the restrictions upon, the president. The vice presidents shall have such other powers and perform such other duties as from time to time may be prescribed for them respectively by the board of directors, these bylaws, the president or the chairman of the board.

  5.9 SECRETARY

  The secretary shall keep or cause to be kept, at the principal executive office of the corporation or such other place as the board of directors may direct, a book of minutes of all meetings and actions of directors, committees of directors and stockholders. The minutes shall show the time and place of each meeting, whether regular or special (and, if special, how authorized and the notice given), the names of those present at directors' meetings or committee meetings, the number of shares present or represented at stockholders' meetings, and the proceedings thereof.

  The secretary shall keep, or cause to be kept, at the principal executive office of the corporation or at the office of the corporation's transfer agent or registrar, as determined by resolution of the board of directors, a share register, or a duplicate share register, showing the names of all stockholders and their addresses, the number and classes of shares held by each, the number and date of certificates evidencing such shares, and the number and date of cancellation of every certificate surrendered for cancellation.

  The secretary shall give, or cause to be given, notice of all meetings of the stockholders and of the board of directors required to be given by law or by these bylaws. He shall keep the seal of the corporation, if one be adopted, in safe custody and shall have such other powers and perform such other duties as may be prescribed by the board of directors or by these bylaws.

  5.10 CHIEF FINANCIAL OFFICER

  The chief financial officer shall keep and maintain, or cause to be kept and maintained, adequate and correct books and records of accounts of the properties and business transactions of the corporation, including accounts of its assets, liabilities, receipts, disbursements, gains, losses, capital, retained earnings, and shares. The books of account shall at all reasonable times be open to inspection by any director.

  The chief financial officer shall deposit all money and other valuables in the name and to the credit of the corporation with such depositaries as may be designated by the board of directors. He shall disburse the funds of the corporation as may be ordered by the board of directors, shall render to the president and directors, whenever they request it, an account of all of his transactions as chief financial officer and of the financial condition of the corporation, and shall have such other powers and perform such other duties as may be prescribed by the board of directors or these bylaws.

                                  ARTICLE VI

              INDEMNIFICATION OF DIRECTORS, OFFICERS, EMPLOYEES,
                               AND OTHER AGENTS

  6.1 INDEMNIFICATION OF DIRECTORS AND OFFICERS

  The corporation shall, to the maximum extent and in the manner permitted by the General Corporation Law of Delaware as the same now exists or may hereafter be amended, indemnify any person against expenses (including attorneys' fees), judgments, fines, and amounts paid in settlement actually and reasonably incurred in connection with any threatened, pending or completed action, suit, or proceeding in which such person was or is a party or is threatened to be made a party by reason of the fact that such person is or was a director or officer of the corporation. For purposes of this Section 6.1, a "director" or "officer" of the corporation shall mean any person (i) who is or was a director or officer of the corporation, (ii) who is or was serving at the request of the corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise, or (iii) who was a director or officer of a corporation which was a predecessor corporation of the corporation or of another enterprise at the request of such predecessor corporation.

  The corporation shall be required to indemnify a director or officer in connection with an Board of Directors of the corporation. action, suit, or proceeding (or part thereof) initiated by such director or officer only if the initiation of such action, suit, or proceeding (or part thereof) by the director or officer was authorized by the Board of Directors of the corporation.

  The corporation shall pay the expenses (including attorney's fees) incurred by a director or officer of the corporation entitled to indemnification hereunder in defending any action, suit or proceeding referred to in this
Section 6.1 in advance of its final disposition; provided, however, that payment of expenses incurred by a director or officer of the corporation in advance of the final disposition of such action, suit or proceeding shall be made only upon receipt of an undertaking by the director or officer to repay all amounts advanced if it should ultimately be determined that the director of officer is not entitled to be indemnified under this Section 6.1 or otherwise.

  The rights conferred on any person by this Article shall not be exclusive of any other rights which such person may have or hereafter acquire under any statute, provision of the corporation's directors or otherwise. Certificate of Incorporation, these bylaws, agreement, vote of the stockholders or disinterested directors or otherwise. Any repeal or modification of the foregoing provisions of this Article shall not adversely affect any right or protection hereunder of any person in respect of any act or omission occurring prior to the time of such repeal or modification.

  6.2 INDEMNIFICATION OF OTHERS

  The corporation shall have the power, to the maximum extent and in the manner permitted by the General Corporation Law of Delaware as the same now exists or may hereafter be amended, to indemnify any person (other than directors and officers) against expenses (including attorneys' fees), judgments, fines, and amounts paid in settlement actually and reasonably incurred in connection with any threatened, pending or completed action, suit, or proceeding, in which such person was or is a party or is threatened to be made a party by reason of the fact that such person is or was an employee or agent of the corporation. For purposes of this Section 6.2, an "employee" or "agent" of the corporation (other than a director or officer) shall mean any person (i) who is or was an employee or agent of the corporation, (ii) who is or was serving at the request of the corporation as an employee or agent of another corporation, partnership, joint venture, trust or other enterprise, or
(iii) who was an employee or agent of a corporation which was a predecessor corporation of the corporation or of another enterprise at the request of such predecessor corporation.

  6.3 INSURANCE

  The corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him or her and incurred by him or her in any such capacity, or arising out of his or her status as such, whether or not the corporation would have the power to indemnify him or her against such liability under the provisions of the General Corporation Law of Delaware.

                                  ARTICLE VII

                              RECORDS AND REPORTS

  7.1 MAINTENANCE AND INSPECTION OF RECORDS

  The corporation shall, either at its principal executive office or at such place or places as designated by the board of directors, keep a record of its stockholders listing their names and addresses and the number and class of shares held by each stockholder, a copy of these bylaws as amended to date, accounting books and other records of its business and properties.

  Any stockholder of record, in person or by attorney or other agent, shall, upon written demand under oath stating the purpose thereof, have the right during the usual hours for business to inspect for any proper purpose the corporation's stock ledger, a list of its stockholders, and its other books and records and to make copies or extracts therefrom. A proper purpose shall mean a purpose reasonably related to such person's interest as a stockholder. In every instance where an attorney or other agent is the person who seeks the right to inspection, the demand under oath shall be accompanied by a power of attorney or such other writing that authorizes the attorney or other agent to so act on behalf of the stockholder. The demand under oath shall be directed to the corporation at its registered office in Delaware or at its principal place of business.

  7.2 INSPECTION BY DIRECTORS

Any director shall have the right to examine (and to make copies of) the corporation's stock Any director shall have the right to examine (and to make copies of) the corporation's stock ledger, a list of its stockholders and its other books and records for a purpose reasonably related to his or her position as a director.

  7.3 ANNUAL STATEMENT TO STOCKHOLDERS

  The board of directors shall present at each annual meeting, and at any special meeting of the stockholders when called for by vote of the stockholders, a full and clear statement of the business and condition of the corporation.

  7.4 REPRESENTATION OF SHARES OF OTHER CORPORATIONS

  The chairman of the board, if any, the president, any vice president, the chief financial officer, the secretary or any assistant secretary of this corporation, or any other person authorized by the board of directors or the president or a vice president, is authorized to vote, represent and exercise on behalf of this corporation all rights incident to any and all shares of the stock of any other corporation or corporations standing in the name of this corporation. The authority herein granted may be exercised either by such person directly or by any other person authorized to do so by proxy or power of attorney duly executed by such person having the authority.

  7.5 CERTIFICATION AND INSPECTION OF BYLAWS

  The original or a copy of these bylaws, as amended or otherwise altered to date, certified by the secretary, shall be kept at the corporation's principal executive office and shall be open to inspection by the stockholders of the corporation, at all reasonable times during office hours.

                                 ARTICLE VIII

                                GENERAL MATTERS

  8.1 RECORD DATE FOR PURPOSES OTHER THAN NOTICE AND VOTING

  For purposes of determining the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any other lawful action, the board of directors may fix, in advance, a record date, which shall not be more than sixty (60) days before any such action. In that case, only stockholders of record at the close of business on the date so fixed are entitled to receive the dividend, distribution or allotment of rights, or to exercise such rights, as the case may be, notwithstanding any transfer of any shares on the books of the corporation after the record date so fixed, except as otherwise provided in the General Corporation Law of Delaware.

  If the board of directors does not so fix a record date, then the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the board adopts the applicable resolution.

  8.2 CHECKS; DRAFTS; EVIDENCES OF INDEBTEDNESS

  From time to time, the board of directors shall determine by resolution which person or persons may sign or endorse all checks, drafts, other orders for payment of money, notes or other evidences of indebtedness that are issued in the name of or payable to the corporation, and only the persons so authorized shall sign or endorse those instruments.

  8.3 CORPORATE CONTRACTS AND INSTRUMENTS: HOW EXECUTED

  The board of directors, except as otherwise provided in these bylaws, may authorize any officer or officers, or agent or agents, to enter into any contract or execute any instrument in the name of and on behalf of the corporation; such authority may be general or confined to specific instances. Unless so authorized or ratified by the board of directors or within the agency power of an officer, no officer, agent or employee shall have any power or authority to bind the corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or for any amount.

  8.4 STOCK CERTIFICATES; TRANSFER; PARTLY PAID SHARES

  The shares of the corporation shall be represented by certificates, provided that the board of directors of the corporation may provide by resolution or resolutions that some or all of any or all classes or series of its stock shall be uncertificated shares. Any such resolution shall not apply to shares represented by a certificate until such certificate is surrendered to the corporation. Notwithstanding the adoption of such a resolution by the board of directors, every holder of stock represented by certificates and, upon request, every holder of uncertificated shares, shall be entitled to have a certificate signed by, or in the name of the corporation by, the chairman or vice-chairman of the board of directors, or the president or vice-president, and by the treasurer or an assistant treasurer, or the secretary or an assistant secretary of such corporation representing the number of shares registered in certificate form. Any or all of the signatures on the certificate may be a facsimile.

  In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate has ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the corporation with the same effect as if he or she were such officer, transfer agent or registrar at the date of issue.

  Certificates for shares shall be of such form and device as the board of directors may designate and shall state the name of the record holder of the shares represented thereby; its number; date of issuance; the number of shares for which it is issued; a summary statement or reference to the powers, designations, preferences or other special rights of such stock and the qualifications, limitations or restrictions of such preferences and/or rights, if any; a statement or summary of liens, if any; a conspicuous notice of restrictions upon transfer or registration of transfer, if any; a statement as to any applicable voting trust agreement; if the shares be assessable, or, if assessments are collectible by personal action, a plain statement of such facts.

  Upon surrender to the secretary or transfer agent of the corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, it shall be the duty of the corporation to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books.

  The corporation may issue the whole or any part of its shares as partly paid and subject to call for the remainder of the consideration to be paid therefor. Upon the face or back of each stock certificate issued to represent any such partly paid shares, or upon the books and records of the corporation in the case of uncertificated partly paid shares, the total amount of the consideration to be paid therefor and the amount paid thereon shall be stated. Upon the declaration of any dividend on fully paid shares, the corporation shall declare a dividend upon partly paid shares of the same class, but only upon the basis of the percentage of the consideration actually paid thereon.

  8.5 SPECIAL DESIGNATION ON CERTIFICATES

  If the corporation is authorized to issue more than one class of stock or more than one series of any class, then the powers, the designations, the preferences and the relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights shall be set forth in full or summarized on the face or back of the certificate that the corporation shall issue to represent such class or series of stock; provided, however, that, except as otherwise provided in Section 202 of the General Corporation Law of Delaware, in lieu of the foregoing requirements there may be set forth on the face or back of the certificate that the corporation shall issue to represent such class or series of stock a statement that the corporation will furnish without charge to each stockholder who so requests the powers, the designations, the preferences and the relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

  8.6 LOST CERTIFICATES

  Except as provided in this Section 8.6, no new certificates for shares shall be issued to replace a previously issued certificate unless the latter is surrendered to the corporation and cancelled at the same time. The board of directors may, in case any share certificate or certificate for any other security is lost, stolen or destroyed, authorize the issuance of replacement certificates on such terms and conditions as the board may require; the board may require indemnification of the corporation secured by a bond or other adequate security sufficient to protect the corporation against any claim that may be made against it, including any expense or liability, on account of the alleged loss, theft or destruction of the certificate or the issuance of the replacement certificate.

  8.7 TRANSFER AGENTS AND REGISTRARS

  The board of directors may appoint one or more transfer agents or transfer clerks, and one or more registrars, each of which shall be an incorporated bank or trust company -- either domestic or foreign, who shall be appointed at such times and places as the requirements of the corporation may necessitate and the board of directors may designate.

  8.8 CONSTRUCTION; DEFINITIONS

  Unless the context requires otherwise, the general provisions, rules of construction, and definitions in the General Corporation Law of Delaware shall govern the construction of these bylaws. Without limiting the generality of this provision, the singular number includes the plural, the plural number includes the singular, and the term "person" includes both a corporation and a natural person.

                                  ARTICLE IX

                                  AMENDMENTS

  The original or other bylaws of the corporation may be adopted, amended or repealed by the stockholders entitled to vote or by the board of directors of the corporation. The fact that such power has been so conferred upon the directors shall not divest the stockholders of the power, nor limit their power to adopt, amend or repeal bylaws.

  Whenever an amendment or new bylaw is adopted, it shall be copied in the book of bylaws with the original bylaws, in the appropriate place. If any bylaw is repealed, the fact of repeal with the date of the meeting at which the repeal was enacted or the filing of the operative written consent(s) shall be stated in said book.

                       CERTIFICATE OF ADOPTION OF BYLAWS
                                      OF
                              CIRRUS LOGIC, INC.

  Adoption by Incorporator

  The undersigned person appointed in the Articles of Incorporation to act as the Incorporator of Cirrus Logic, Inc. hereby adopts the foregoing bylaws, comprising twenty (20) pages, as the Bylaws of the corporation.

  Executed this      th day of                , 1996.

                                          _______________________________
                                          Robert F. Donohue, Incorporator

  Certificate by Secretary of Adoption by Incorporator

  The undersigned hereby certifies that he is the duly elected, qualified, and acting Secretary of Cirrus Logic, Inc. and that the foregoing Bylaws, comprising twenty (20) pages, were adopted as the Bylaws of the corporation on , 1998 by the person appointed in the Articles of Incorporation to act as the Incorporator of the corporation.

  IN WITNESS WHEREOF, the undersigned has hereunto set his hand and affixed
the corporate seal this      th day of               , 1998.

                                          _______________________________
                                          Robert F. Donohue, Secretary

                                   EXHIBIT D

                              CIRRUS LOGIC, INC.
                           INDEMNIFICATION AGREEMENT


  THIS INDEMNIFICATION AGREEMENT ("Agreement") is effective as of            ,
1996 by and between Cirrus Logic, Inc., a Delaware corporation (the "Company"), and Indemnitee ("Indemnitee").

  WHEREAS, effective as of the date hereof, Cirrus Logic, Inc., a California corporation, is reincorporating into Delaware;

  WHEREAS, the Company desires to attract and retain the services of highly qualified individuals, such as Indemnitee, to serve the Company and its related entities;

  WHEREAS, in order to induce Indemnitee to continue to provide services to the Company, the Company wishes to provide for the indemnification of, and the advancement of expenses to, Indemnitee to the maximum extent permitted by law;

  WHEREAS, the Company and Indemnitee recognize the continued difficulty in obtaining liability insurance for the Company's directors, officers, employees, agents and fiduciaries, the significant increases in the cost of such insurance and the general reductions in the coverage of such insurance;

  WHEREAS, the Company and Indemnitee further recognize the substantial increase in corporate litigation in general, subjecting directors, officers, employees, agents and fiduciaries to expensive litigation risks at the same time as the availability and coverage of liability insurance has been severely limited; and

  WHEREAS, in connection with the Company's reincorporation, the Company and Indemnitee desire to continue to have in place the additional protection provided by an indemnification agreement to provide indemnification and advancement of expenses to the Indemnitee to the maximum extent permitted by Delaware law;

  WHEREAS, in view of the considerations set forth above, the Company desires that Indemnitee shall be indemnified and advanced expenses by the Company as set forth herein;

  NOW, THEREFORE, the Company and Indemnitee hereby agree as set forth below.

  1. CERTAIN DEFINITIONS.

    (a) "Change in Control" shall mean, and shall be deemed to have occurred if, on or after the date of this Agreement, (i) any "person" (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended) or group acting in concert, other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company acting in such capacity or a corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company, becomes the "beneficial owner" (as defined in Rule 13d-3 under said Act), directly or indirectly, of securities of the Company representing more than 50% of the total voting power represented by the Company's then outstanding Voting Securities, (ii) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board of Directors of the Company and any new director whose election by the Board of Directors or nomination for election by the Company's stockholders was approved by a vote of at least two thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof, (iii) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation other than a merger or consolidation which would result in the Voting Securities of the Company outstanding

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  immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into Voting Securities of the surviving entity) at least 80% of the total voting power represented by the Voting Securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or (iv) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of (in one transaction or a series of related transactions) all or substantially all of the Company's assets.

    (b) "Claim" shall mean with respect to a Covered Event: any threatened, pending or completed action, suit, proceeding or alternative dispute resolution mechanism, or any hearing, inquiry or investigation that Indemnitee in good faith believes might lead to the institution of any such action, suit, proceeding or alternative dispute resolution mechanism, whether civil, criminal, administrative, investigative or other.

    (c) References to the "Company" shall include, in addition to Cirrus Logic, Inc., any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger to which Cirrus Logic, Inc. (or any of its wholly owned subsidiaries) is a party which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, employees, agents or fiduciaries, so that if Indemnitee is or was a director, officer, employee, agent or fiduciary of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee, agent or fiduciary of another corporation, partnership, joint venture, employee benefit plan, trust or other enterprise, Indemnitee shall stand in the same position under the provisions of this Agreement with respect to the resulting or surviving corporation as Indemnitee would have with respect to such constituent corporation if its separate existence had continued.

    (d) "Covered Event" shall mean any event or occurrence related to the fact that Indemnitee is or was a director, officer, employee, agent or fiduciary of the Company, or any subsidiary of the Company, or is or was serving at the request of the Company as a director, officer, employee, agent or fiduciary of another corporation, partnership, joint venture, trust or other enterprise, or by reason of any action or inaction on the part of Indemnitee while serving in such capacity.

    (e) "Expenses" shall mean any and all expenses (including attorneys' fees and all other costs, expenses and obligations incurred in connection with investigating, defending, being a witness in or participating in (including on appeal), or preparing to defend, to be a witness in or to participate in, any action, suit, proceeding, alternative dispute resolution mechanism, hearing, inquiry or investigation), judgments, fines, penalties and amounts paid in settlement (if such settlement is approved in advance by the Company, which approval shall not be unreasonably withheld) of any Claim and any federal, state, local or foreign taxes imposed on the Indemnitee as a result of the actual or deemed receipt of any payments under this Agreement.

    (f) "Expense Advance" shall mean a payment to Indemnitee pursuant to
  Section 3 of Expenses in advance of the settlement of or final judgement in any action, suit, proceeding or alternative dispute resolution mechanism, hearing, inquiry or investigation which constitutes a Claim.

    (g) "Independent Legal Counsel" shall mean an attorney or firm of attorneys, selected in accordance with the provisions of Section 2(d) hereof, who shall not have otherwise performed services for the Company or Indemnitee within the last three years (other than with respect to matters concerning the rights of Indemnitee under this Agreement, or of other Indemnitees under similar indemnity agreements).

    (h) References to "other enterprises" shall include employee benefit plans; references to "fines" shall include any excise taxes assessed on Indemnitee with respect to an employee benefit plan; and references to "serving at the request of the Company" shall include any service as a director, officer, employee, agent or fiduciary of the Company which imposes duties on, or involves services by, such director, officer, employee, agent or fiduciary with respect to an employee benefit plan, its participants or its beneficiaries; and if

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

  Indemnitee acted in good faith and in a manner Indemnitee reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan, Indemnitee shall be deemed to have acted in a manner "not opposed to the best interests of the Company" as referred to in this Agreement.

    (i) "Reviewing Party" shall mean, subject to the provisions of Section 2(d), any person or body appointed by the Board of Directors in accordance with applicable law to review the Company's obligations hereunder and under applicable law, which may include a member or members of the Company's Board of Directors, Independent Legal Counsel or any other person or body not a party to the particular Claim for which Indemnitee is seeking indemnification.

    (j) "Section" refers to a section of this Agreement unless otherwise indicated.

    (k) "Voting Securities" shall mean any securities of the Company that vote generally in the election of directors.

  2. INDEMNIFICATION.

    (a) Indemnification of Expenses. Subject to the provisions of Section 2(b) below, the Company shall indemnify Indemnitee for Expenses to the fullest extent permitted by law if Indemnitee was or is or becomes a party to or witness or other participant in, or is threatened to be made a party to or witness or other participant in, any Claim (whether by reason of or arising in part out of a Covered Event), including all interest, assessments and other charges paid or payable in connection with or in respect of such Expenses.

    (b) Review of Indemnification Obligations. Notwithstanding the foregoing, in the event any Reviewing Party shall have determined (in a written opinion, in any case in which Independent Legal Counsel is the Reviewing Party) that Indemnitee is not entitled to be indemnified hereunder under applicable law, (i) the Company shall have no further obligation under
  Section 2(a) to make any payments to Indemnitee not made prior to such determination by such Reviewing Party, and (ii) the Company shall be entitled to be reimbursed by Indemnitee (who hereby agrees to reimburse the Company) for all Expenses theretofore paid to Indemnitee to which Indemnitee is not entitled hereunder under applicable law; provided, however, that if Indemnitee has commenced or thereafter commences legal proceedings in a court of competent jurisdiction to secure a determination that Indemnitee is entitled to be indemnified hereunder under applicable law, any determination made by any Reviewing Party that Indemnitee is not entitled to be indemnified hereunder under applicable law shall not be binding and Indemnitee shall not be required to reimburse the Company for any Expenses theretofore paid in indemnifying Indemnitee until a final judicial determination is made with respect thereto (as to which all rights of appeal therefrom have been exhausted or lapsed). Indemnitee's obligation to reimburse the Company for any Expenses shall be unsecured and no interest shall be charged thereon.

    (c) Indemnitee Rights on Unfavorable Determination; Binding Effect. If any Reviewing Party determines that Indemnitee substantively is not entitled to be indemnified hereunder in whole or in part under applicable law, Indemnitee shall have the right to commence litigation seeking an initial determination by the court or challenging any such determination by such Reviewing Party or any aspect thereof, including the legal or factual bases therefor, and, subject to the provisions of Section 15, the Company hereby consents to service of process and to appear in any such proceeding. Absent such litigation, any determination by any Reviewing Party shall be conclusive and binding on the Company and Indemnitee.

    (d) Selection of Reviewing Party; Change in Control. If there has not been a Change in Control, any Reviewing Party shall be selected by the Board of Directors, and if there has been such a Change in Control (other than a Change in Control which has been approved by a majority of the Company's Board of Directors who were directors immediately prior to such Change in Control), any Reviewing Party with respect to all matters thereafter arising concerning the rights of Indemnitee to indemnification of Expenses under this Agreement or any other agreement or under the Company's Certificate of Incorporation or

  Bylaws as now or hereafter in effect, or under any other applicable law, if desired by Indemnitee, shall be Independent Legal Counsel selected by Indemnitee and approved by the Company (which approval shall not be unreasonably withheld). Such counsel, among other things, shall render its written opinion to the Company and Indemnitee as to whether and to what extent Indemnitee would be entitled to be indemnified hereunder under applicable law and the Company agrees to abide by such opinion. The Company agrees to pay the reasonable fees of the Independent Legal Counsel referred to above and to indemnify fully such counsel against any and all expenses (including attorneys' fees), claims, liabilities and damages arising out of or relating to this Agreement or its engagement pursuant hereto. Notwithstanding any other provision of this Agreement, the Company shall not be required to pay Expenses of more than one Independent Legal Counsel in connection with all matters concerning a single Indemnitee, and such Independent Legal Counsel shall be the Independent Legal Counsel for any or all other Indemnitees unless (i) the employment of separate counsel by one or more Indemnitees has been previously authorized by the Company in writing, or (ii) an Indemnitee shall have provided to the Company a written statement that such Indemnitee has reasonably concluded that there may be a conflict of interest between such Indemnitee and the other Indemnitees with respect to the matters arising under this Agreement.

    (e) Mandatory Payment of Expenses. Notwithstanding any other provision of this Agreement other than Section 10 hereof, to the extent that Indemnitee has been successful on the merits or otherwise, including, without limitation, the dismissal of an action without prejudice, in defense of any Claim, Indemnitee shall be indemnified against all Expenses incurred by Indemnitee in connection therewith.

  3. EXPENSE ADVANCES.

    (a) Obligation to Make Expense Advances. Upon receipt of a written undertaking by or on behalf of the Indemnitee to repay such amounts if it shall ultimately be determined that the Indemnitee is not entitled to be indemnified therefore by the Company hereunder under applicable law, the Company shall make Expense Advances to Indemnitee.

    (b) Form of Undertaking. Any obligation to repay any Expense Advances hereunder pursuant to a written undertaking by the Indemnitee shall be unsecured and no interest shall be charged thereon.

    (c) Determination of Reasonable Expense Advances. The parties agree that for the purposes of any Expense Advance for which Indemnitee has made written demand to the Company in accordance with this Agreement, all Expenses included in such Expense Advance that are certified by affidavit of Indemnitee's counsel as being reasonable shall be presumed conclusively to be reasonable.

  4. PROCEDURES FOR INDEMNIFICATION AND EXPENSE ADVANCES.

    (a) Timing of Payments. All payments of Expenses (including without limitation Expense Advances) by the Company to the Indemnitee pursuant to this Agreement shall be made to the fullest extent permitted by law as soon as practicable after written demand by Indemnitee therefor is presented to the Company, but in no event later than thirty (30) business days after such written demand by Indemnitee is presented to the Company, except in the case of Expense Advances, which shall be made no later than ten (10) business days after such written demand by Indemnitee is presented to the Company.

    (b) Notice/Cooperation by Indemnitee. Indemnitee shall, as a condition precedent to Indemnitee's right to be indemnified or Indemnitee's right to receive Expense Advances under this Agreement, give the Company notice in writing as soon as practicable of any Claim made against Indemnitee for which indemnification will or could be sought under this Agreement. Notice to the Company shall be directed to the Chief Executive Officer of the Company at the address shown on the signature page of this Agreement (or such other address as the Company shall designate in writing to Indemnitee). In addition, Indemnitee shall give the Company such information and cooperation as it may reasonably require and as shall be within Indemnitee's power.

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

    (c) No Presumptions; Burden of Proof. For purposes of this Agreement, the termination of any Claim by judgment, order, settlement (whether with or without court approval) or conviction, or upon a plea of nolo contendere, or its equivalent, shall not create a presumption that Indemnitee did not meet any particular standard of conduct or have any particular belief or that a court has determined that indemnification is not permitted by this Agreement or applicable law. In addition, neither the failure of any Reviewing Party to have made a determination as to whether Indemnitee has met any particular standard of conduct or had any particular belief, nor an actual determination by any Reviewing Party that Indemnitee has not met such standard of conduct or did not have such belief, prior to the commencement of legal proceedings by Indemnitee to secure a judicial determination that Indemnitee should be indemnified under this Agreement under applicable law, shall be a defense to Indemnitee's claim or create a presumption that Indemnitee has not met any particular standard of conduct or did not have any particular belief. In connection with any determination by any Reviewing Party or otherwise as to whether the Indemnitee is entitled to be indemnified hereunder under applicable law, the burden of proof shall be on the Company to establish that Indemnitee is not so entitled.

    (d) Notice to Insurers. If, at the time of the receipt by the Company of a notice of a Claim pursuant to Section 4(b) hereof, the Company has liability insurance in effect which may cover such Claim, the Company shall give prompt notice of the commencement of such Claim to the insurers in accordance with the procedures set forth in the respective policies. The Company shall thereafter take all necessary or desirable action to cause such insurers to pay, on behalf of the Indemnitee, all amounts payable as a result of such Claim in accordance with the terms of such policies.

    (e) Selection of Counsel. In the event the Company shall be obligated hereunder to provide indemnification for or make any Expense Advances with respect to the Expenses of any Claim, the Company, if appropriate, shall be entitled to assume the defense of such Claim with counsel approved by Indemnitee (which approval shall not be unreasonably withheld) upon the delivery to Indemnitee of written notice of the Company's election to do so. After delivery of such notice, approval of such counsel by Indemnitee and the retention of such counsel by the Company, the Company will not be liable to Indemnitee under this Agreement for any fees or expenses of separate counsel subsequently retained by or on behalf of Indemnitee with respect to the same Claim; provided that, (i) Indemnitee shall have the right to employ Indemnitee's separate counsel in any such Claim at Indemnitee's expense and (ii) if (A) the employment of separate counsel by Indemnitee has been previously authorized by the Company, (B) Indemnitee shall have reasonably concluded that there may be a conflict of interest between the Company and Indemnitee in the conduct of any such defense, or
  (C) the Company shall not continue to retain such counsel to defend such Claim, then the fees and expenses of Indemnitee's separate counsel shall be Expenses for which Indemnitee may receive indemnification or Expense Advances hereunder.

  5. ADDITIONAL INDEMNIFICATION RIGHTS; NONEXCLUSIVITY.

    (a) Scope. The Company hereby agrees to indemnify the Indemnitee to the fullest extent permitted by law, notwithstanding that such indemnification is not specifically authorized by the other provisions of this Agreement, the Company's Certificate of Incorporation, the Company's Bylaws or by statute. In the event of any change after the date of this Agreement in any applicable law, statute or rule which expands the right of a Delaware corporation to indemnify a member of its board of directors or an officer, employee, agent or fiduciary, it is the intent of the parties hereto that Indemnitee shall enjoy by this Agreement the greater benefits afforded by such change. In the event of any change in any applicable law, statute or rule which narrows the right of a Delaware corporation to indemnify a member of its board of directors or an officer, employee, agent or fiduciary, such change, to the extent not otherwise required by such law, statute or rule to be applied to this Agreement, shall have no effect on this Agreement or the parties' rights and obligations hereunder except as set forth in Section 10(a) hereof.

    (b) Nonexclusivity. The indemnification and the payment of Expense Advances provided by this Agreement shall be in addition to any rights to which Indemnitee may be entitled under the Company's Certificate of Incorporation, its Bylaws, any other agreement, any vote of stockholders or disinterested directors, the General Corporation Law of the State of Delaware, or otherwise. The indemnification and the payment of Expense Advances provided under this Agreement shall continue as to Indemnitee for any action taken or not taken while serving in an indemnified capacity even though subsequent thereto Indemnitee may have ceased to serve in such capacity.

  6. NO DUPLICATION OF PAYMENTS. The Company shall not be liable under this Agreement to make any payment in connection with any Claim made against Indemnitee to the extent Indemnitee has otherwise actually received payment (under any insurance policy, provision of the Company's Certificate of Incorporation, Bylaws or otherwise) of the amounts otherwise payable hereunder.

  7. PARTIAL INDEMNIFICATION. If Indemnitee is entitled under any provision of this Agreement to indemnification by the Company for some or a portion of Expenses incurred in connection with any Claim, but not, however, for all of the total amount thereof, the Company shall nevertheless indemnify Indemnitee for the portion of such Expenses to which Indemnitee is entitled.

  8. MUTUAL ACKNOWLEDGMENT. Both the Company and Indemnitee acknowledge that in certain instances, federal law or applicable public policy may prohibit the Company from indemnifying its directors, officers, employees, agents or fiduciaries under this Agreement or otherwise. Indemnitee understands and acknowledges that the Company has undertaken or may be required in the future to undertake with the Securities and Exchange Commission to submit the question of indemnification to a court in certain circumstances for a determination of the Company's right under public policy to indemnify Indemnitee.

  9. LIABILITY INSURANCE. To the extent the Company maintains liability insurance applicable to directors, officers, employees, agents or fiduciaries, Indemnitee shall be covered by such policies in such a manner as to provide Indemnitee the same rights and benefits as are provided to the most favorably insured of the Company's directors, if Indemnitee is a director; or of the Company's officers, if Indemnitee is not a director of the Company but is an officer; or of the Company's key employees, agents or fiduciaries, if Indemnitee is not an officer or director but is a key employee, agent or fiduciary.

  10. EXCEPTIONS. Notwithstanding any other provision of this Agreement, the Company shall not be obligated pursuant to the terms of this Agreement:

    (a) Excluded Action or Omissions. To indemnify or make Expense Advances to Indemnitee with respect to Claims arising out of acts, omissions or transactions for which Indemnitee is prohibited from receiving indemnification under applicable law.

    (b) Claims Initiated by Indemnitee. To indemnify or make Expense Advances to Indemnitee with respect to Claims initiated or brought voluntarily by Indemnitee and not by way of defense, counterclaim or crossclaim, except
  (i) with respect to actions or proceedings brought to establish or enforce a right to indemnification under this Agreement or any other agreement or insurance policy or under the Company's Certificate of Incorporation or Bylaws now or hereafter in effect relating to Claims for Covered Events,
  (ii) in specific cases if the Board of Directors has approved the initiation or bringing of such Claim, or (iii) as otherwise required under
  Section 145 of the Delaware General Corporation Law, regardless of whether Indemnitee ultimately is determined to be entitled to such indemnification, Expense Advances, or insurance recovery, as the case may be.

    (c) Lack of Good Faith. To indemnify Indemnitee for any Expenses incurred by the Indemnitee with respect to any action instituted (i) by Indemnitee to enforce or interpret this Agreement, if a court having jurisdiction over such action determines as provided in Section 13 that each of the material assertions made by the Indemnitee as a basis for such action was not made in good faith or was frivolous, or (ii) by or in the name of the Company to enforce or interpret this Agreement, if a court having jurisdiction over such action determines as provided in Section 13 that each of the material defenses asserted by Indemnitee in such action was made in bad faith or was frivolous.

    (d) Claims Under Section 16(b). To indemnify Indemnitee for Expenses and the payment of profits arising from the purchase and sale by Indemnitee of securities in violation of Section 16(b) of the Securities Exchange Act of 1934, as amended, or any similar successor statute.

  11. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall constitute an original.

  12. BINDING EFFECT; SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors, assigns (including any direct or indirect successor by purchase, merger, consolidation or otherwise to all or substantially all of the business or assets of the Company), spouses, heirs and personal and legal representatives. The Company shall require and cause any successor (whether direct or indirect, and whether by purchase, merger, consolidation or otherwise) to all, substantially all, or a substantial part, of the business or assets of the Company, by written agreement in form and substance satisfactory to Indemnitee, expressly to assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform if no such succession had taken place. This Agreement shall continue in effect regardless of whether Indemnitee continues to serve as a director, officer, employee, agent or fiduciary (as applicable) of the Company or of any other enterprise at the Company's request.

  13. EXPENSES INCURRED IN ACTION RELATING TO ENFORCEMENT OR
INTERPRETATION. In the event that any action is instituted by Indemnitee under this Agreement or under any liability insurance policies maintained by the Company to enforce or interpret any of the terms hereof or thereof, Indemnitee shall be entitled to be indemnified for all Expenses incurred by Indemnitee with respect to such action (including without limitation attorneys' fees), regardless of whether Indemnitee is ultimately successful in such action, unless as a part of such action a court having jurisdiction over such action makes a final judicial determination (as to which all rights of appeal therefrom have been exhausted or lapsed) that each of the material assertions made by Indemnitee as a basis for such action was not made in good faith or was frivolous; provided, however, that until such final judicial determination is made, Indemnitee shall be entitled under Section 3 to receive payment of Expense Advances hereunder with respect to such action. In the event of an action instituted by or in the name of the Company under this Agreement to enforce or interpret any of the terms of this Agreement, Indemnitee shall be entitled to be indemnified for all Expenses incurred by Indemnitee in defense of such action (including without limitation costs and expenses incurred with respect to Indemnitee's counterclaims and cross-claims made in such action), unless as a part of such action a court having jurisdiction over such action makes a final judicial determination (as to which all rights of appeal therefrom have been exhausted or lapsed) that each of the material defenses asserted by Indemnitee in such action was made in bad faith or was frivolous; provided, however, that until such final judicial determination is made, Indemnitee shall be entitled under Section 3 to receive payment of Expense Advances hereunder with respect to such action.

  14. PERIOD OF LIMITATIONS. No legal action shall be brought and no cause of action shall be asserted by or in the right of the Company against Indemnitee, Indemnitee's estate, spouse, heirs, executors or personal or legal representatives after the expiration of two years from the date of accrual of such cause of action, and any claim or cause of action of the Company shall be extinguished and deemed released unless asserted by the timely filing of a legal action within such two year period; provided, however, that if any shorter period of limitations is otherwise applicable to any such cause of action, such shorter period shall govern.

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

  15. NOTICE. All notices, requests, demands and other communications under this Agreement shall be in writing and shall be deemed duly given (i) if delivered by hand and signed for by the party addressed, on the date of such delivery, or (ii) if mailed by domestic certified or registered mail with postage prepaid, on the third business day after the date postmarked. Addresses for notice to either party are as shown on the signature page of this Agreement, or as subsequently modified by written notice.

  16. CONSENT TO JURISDICTION. The Company and Indemnitee each hereby irrevocably consent to the jurisdiction of the courts of the State of Delaware for all purposes in connection with any action or proceeding which arises out of or relates to this Agreement and agree that any action instituted under this Agreement shall be commenced, prosecuted and continued only in the Court of Chancery of the State of Delaware in and for New Castle County, which shall be the exclusive and only proper forum for adjudicating such a claim.

  17. SEVERABILITY. The provisions of this Agreement shall be severable in the event that any of the provisions hereof (including any provision within a single section, paragraph or sentence) are held by a court of competent jurisdiction to be invalid, void or otherwise unenforceable, and the remaining provisions shall remain enforceable to the fullest extent permitted by law. Furthermore, to the fullest extent possible, the provisions of this Agreement (including without limitation each portion of this Agreement containing any provision held to be invalid, void or otherwise unenforceable, that is not itself invalid, void or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable.

  18. CHOICE OF LAW. This Agreement, and all rights, remedies, liabilities, powers and duties of the parties to this Agreement, shall be governed by and construed in accordance with the laws of the State of Delaware as applied to contracts between Delaware residents entered into and to be performed entirely in the State of Delaware without regard to principles of conflicts of laws.

  19. SUBROGATION. In the event of payment under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of Indemnitee, who shall execute all documents required and shall do all acts that may be necessary to secure such rights and to enable the Company effectively to bring suit to enforce such rights.

  20. AMENDMENT AND TERMINATION. No amendment, modification, termination or cancellation of this Agreement shall be effective unless it is in writing signed by both the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed to be or shall constitute a waiver of any other provisions hereof (whether or not similar), nor shall such waiver constitute a continuing waiver.

  21. INTEGRATION AND ENTIRE AGREEMENT. This Agreement sets forth the entire understanding between the parties hereto and supersedes and merges all previous written and oral negotiations, commitments, understandings and agreements relating to the subject matter hereof between the parties hereto.

  22. NO CONSTRUCTION AS EMPLOYMENT AGREEMENT. Nothing contained in this Agreement shall be construed as giving Indemnitee any right to be retained in the employ of the Company or any of its subsidiaries or affiliated entities.

  IN WITNESS WHEREOF, the parties hereto have executed this Indemnification Agreement as of the date first above written.

                                          CIRRUS LOGIC, INC.

                                          _______________________________
                                          By: Michael L. Hackworth
                                             Chairman and CEO

              AGREED TO AND ACCEPTED

              INDEMNITEE:

                                                                      1008-PS-98
                                                                      150008-001

                                Attachment A
                                ------------

                              CIRRUS LOGIC, INC.

                       1990 DIRECTORS' STOCK OPTION PLAN

          (as adopted by the Board of Directors on January 16, 1990)

          (As amended May 25, 1993, April 17, 1995 and April 1, 1998)

1.     Purposes of the Plan.  The purposes of this Directors' Stock Option Plan
       --------------------
are to attract and retain the best available personnel for service as Directors of the Company, to provide additional incentive to the Outside Directors of the Company to serve as Directors, and to encourage their continued service on the Board.

     All options granted hereunder shall be "nonstatutory stock options."

2.     Definitions.  As used herein, the following definitions shall apply:
       -----------

       (a)  "Board" shall mean the Board of Directors of the Company.
             -----

       (b)  "Code" shall mean the Internal Revenue Code of 1986, as amended.
             ----

       (c)  "Common Stock" shall mean the Common Stock of the Company.
             ------------

       (d)  "Company" shall mean Cirrus Logic, Inc., a California corporation.
             -------

       (e)  "Continuous Status as a Director" shall mean the absence of any
             -------------------------------
interruption or termination of service as a Director.

       (f)  "Director" shall mean a member of the Board.
             --------

       (g)  "Employee" shall mean any person, including officers and Directors,
             --------
employed by the Company or any Parent or Subsidiary of the Company. The payment of a Director's fee by the Company shall not be sufficient in and of itself to constitute "employment" by the Company.

       (h)  "Exchange Act" shall mean the Securities Exchange Act of 1934, as
             ------------
amended.

       (i)  "Option" shall mean a stock option granted pursuant to the Plan.
             ------

       (j)  "Optioned Stock" shall mean the Common Stock subject to an Option.
             --------------

       (k)  "Optionee" shall mean an Outside Director who receives an Option.
             --------

       (l)  "Outside Director" shall mean a Director who is not an Employee.
             ----------------

       (m)  "Plan" shall mean this 1990 Directors' Stock Option Plan.
             ----

       (n)  "Share" shall mean a share of the Common Stock, as adjusted in
             -----
accordance with Section 10 of the Plan.

For purposes of the Plan, the masculine pronoun wherever used shall be read to include the feminine pronoun.


     3.   Stock Subject to the Plan.  Subject to the provisions of Section 11 of
          -------------------------
the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is 470,000 Shares (the "Pool") of Common Stock. The Shares may be authorized, but unissued, or reacquired Common Stock.

          If an Option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares which were subject thereto shall, unless the Plan shall have been terminated, become available for future grant under the Plan. If Shares which were acquired upon exercise of an Option are subsequently repurchased by the Company, such Shares shall not in any event be returned to the Plan and shall not become available for future grant under the Plan.

     4.   Administration of and Grants of Options under the Plan.
          ------------------------------------------------------

          (a)  Administrator. Except as otherwise required herein, the Plan
               -------------
shall be administered by the Board.

          (b)  Procedure for Grants. All grants of Options hereunder shall be
               --------------------
either Special Option Grants or Automatic Option Grants. Special Option Grants shall be made a the recommendation of the Board of Directors (exclusive of the Optionee), in accordance with subsection (d), hereof. Automatic Option Grants shall be made in accordance with subsection (c), hereof.

          (c) Automatic Option Grants. All grants of Options under this subsection shall be automatic and nondiscretionary and shall be made strictly in accordance with the following provisions:

               (i) No person shall have any discretion to select which Outside Directors shall be granted Options or to determine the number of Shares to be covered by Options granted to Outside Directors.

               (ii) Each Outside Director shall be automatically granted an Option to purchase 25,000 shares upon the date (on or after the effective date of this Plan) on which such person first becomes a Director, whether through election by the shareholders of the Company or appointment by the Board of Directors to fill a vacancy.

               (iii) Each Outside Director shall automatically receive, upon his annual reelection to the Board, an Option to purchase 5.000 Shares of the Company's Common Stock.

               (iv) The terms of an Option granted hereunder shall be as follows:

                     (A)  the term of the Option shall be 10 years;

                     (B) the Option shall be exercisable only while the Outside Director remains an Outside Director of the Company or within seven months of the date the Outside Director ceases to serve as a Director, except as set forth in Section 9;

                     (C) the exercise price per Share shall be 100% of the fair market value per Share on the date of grant of the Option;

                     (D) any Option granted pursuant to subsections 4 (c) (ii) or (iii) above shall become immediately exercisable; and

                     (E) stock subject to any Option granted pursuant to subsections 4 (c) (ii) above shall vest cumulatively as to 25% of the aggregate number of Shares subject to the Option on the first annual anniversary of the date of grant of such Option and as to 1/48 of the total Shares each month thereafter; provided, however, that if the Optionee ceases to serve as an Outside Director of the Company for any reason other than death, vesting shall cease as of date of such termination. In the event that Optonee's service as an Outside Director shall cease due to death, vesting shall continue in accordance with the rules set our in subsection 8 (c) hereof.

                     (F) stock subject to any Option granted pursuant to subsections 4 (c) (iii) above shall be 100% vested on date of grant.

               (d)  Special Option Grants. Notwithstanding any limitations set
                    ---------------------
forth elsewhere in this Plan, Special Options Grants shall be made at the discretion of the Board (exclusive of the Optionee) provided, however, that no Special Option shall become exercisable unless approved by the shareholders of the Company in accordance with Section 16 of the Plan. Special Options may contain such terms as are specified by the Board and approved by the shareholders, which may vary from the terms set forth in this Plan for Automatic Options.

               (e)  Powers of the Board. Subject to the provisions and
                    -------------------
restrictions of the Plan, the Board shall have the authority, in its discretion:
(I) to determine, upon review of relevant information and in accordance with
Section 7 (b) of the Plan, the fair market value of the Common Stock; (ii) to determine the exercise price per share of Options to be granted, which exercise price with respect to Automatic Option Grants shall be determined in accordance with Section 7 (a) of the Plan; (iii) to interpret the Plan; (iv) to prescribe, amend and rescind rules and regulations relating to the Plan; (v) to authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an Option previously granted hereunder; and (vi) to make all other determinations deemed necessary or advisable of the administrative of the Plan.

               (f)  Effect of Board's Decision. All decisions, determinations
                    --------------------------
and interpretations of the Board shall be final and binding on all Optionees and any other holders of any Options granted under the Plan.

     5.   Eligibility. Options may be granted only to Outside Directors. Options
          -----------
shall be granted as Automatic Options in accordance with the terms set forth in
Section 4 (c) hereof or as Special Options in accordance with the terms set forth in Section 4 (d) hereof.

          The Plan shall not confer upon any Optionee any right with respect to continuation of service as a Director or nomination to serve as a Director, nor shall it interfere in any way with any rights with the Director or the Company may have to terminate his directorship at any time.

     6.   Term of Plan.  The Plan shall become effective upon the earlier of (I)
          ------------
its adoption by the Board or (ii) its approval by the shareholders of the Company as described in Section 16 of the Plan. It shall continue in effect for a term of twenty years unless sooner terminated under Section 12 of the Plan.

     7.   Exercise Price and Consideration.
          --------------------------------

          (a)  Exercise Price. The per Share exercise price for the Shares to be
               --------------
issued pursuant to exercise of an Automatic Option shall be 100% of the fair market value per Share on the date of grant of the Option. The per share exercise price for Special Options may be equal to or less than 100% of such fair market value.

          (b)  Fair Market Value. The fair market value shall be determined by
               -----------------
the Board in its discretion; provided, however, that where there is a public market for the Common Stock, the fair market value per Share shall be the closing bid price of the Common Stock in the over-the counter market on the date of grant, as reported in The Wall Street Journal (or, if not so reported, as
                         -----------------------
otherwise reported by the National Association of Securities Dealers Automated Quotation ("NASDAQ") System) or, in the event the Common Stock is traded on the NASDAQ National Market System or listed on a stock exchange, the fair market value per Share shall be closing price on such system or exchange on the date of grant of the Option, as reported in The Wall Street Journal.
                                    -----------------------

          (c)  Form of Consideration.  The consideration to be paid for the
               ---------------------
Shares to be issued upon exercise of an Option shall consist entirely of cash, check, other Shares of Common Stock having a fair market value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised (which, combination of such methods of payment.

     8.   Exercise of Option.
          ------------------

          (a)  Procedure for Exercise; Rights as a Shareholder.
               -----------------------------------------------
Any Option granted hereunder shall be exercisable at such times as are set forth in Section 4 hereof; provided, however, that no Options shall be exercisable until shareholder approval of the Plan in accordance with Section 16 hereof has been obtained.

          An Option may not be exercised for a fraction of a Share.

          An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may consist of any consideration and method payment allowable under Section 7 (c) of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no rights to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. A share certificate for the number of Shares so acquired shall be issued to the Optionee as soon as practicable after exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in
Section 10 of the Plan.

          Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

          (b)  Termination of Status as a Director. If an Outside Director
               -----------------------------------
ceases to serve as a Director or is unable to continue his service as a Director with the Company as a result of his total and permanent disability (as defined in Section 22 (e) (3) of the Internal Revenue Code of 1986, as amended), he may exercise his Option, but only within seven months after the date he ceases to be a Director of the Company, and only to purchase vested Shares. To the extent that he was not entitled to exercise an Option at the date of such termination, or if he does not exercise such Option (which he was entitled to exercise) within the time specified herein, the Option shall terminate.

          (c)  Death of Optionee.  Notwithstanding the provisions of Section 8
               -----------------
(b) above, in the event of the death of an Optionee;

               (i) during the term of the Option, who is at the time of his death an Outside Director of the Company and who shall have been in Continuous Status as a Director since the date of grant of the Option, the Option may be exercised, at any time within seven months following the date of death, by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the Shares that had vested at the date of termination; or

               (ii) within seven months after the termination of Continuous Status as a Director, the Option may be exercised, at any time within seven months following the termination of the Optionee's Continuous Status as a Director, or three months after the date of death, whichever is later, by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the Shares that had vested at the date of termination.

          (d)  Rule 16b-3. Any option exercise by an Outside Director under this
               ----------
Plan shall comply with Section 16 (b) of the Exchange Act and Rule 16b-3 (or any successor rule) promulgated thereunder ("Rule 16b-3") (or any successor rule) promulgated thereunder ("Rule 16b-3") and shall contain any such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

     9.   Non-Transferability of Options.  The Option may not be sold, pledged,
          ------------------------------
assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

          Adjustments Upon Changes in Capitalization or Merger. Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each outstanding Option, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

          In the event of the proposed dissolution or liquidation of the Company, the Option will terminate immediately prior to the consummation of such proposed action. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, the Option shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation. In the event that such successor corporation refuses to assume the Option or to substitute an equivalent Option, the Board shall, in lieu of such assumption or substitution, provided that that Optionee shall have the right to exercise the Option as to all of the Optional Shares as to which the Option would not otherwise be exercisable, or that the restrictions on unvested Shares shall be removed, as the case may be. If the Board makes an Option fully exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Board shall notify the Optionee that the Option shall be fully exercisable for a period of fifteen days from the date of such notice, and the Option will terminate upon the expiration of such period.

     11.  Time of Granting Options. The date of grant of an Option shall, for
          ------------------------
all purposes, be the date determined in accordance with Section 4 hereof. Notice of the determination shall be given to each Outside Director to whom an Option is so granted within a reasonable time after the date of such grant.

     12.  Amendment and Termination of the Plan.
          -------------------------------------

          (a)  Amendment and Termination. The Board may amend, alter, suspend or
               -------------------------
discontinue the Plan, but no amendment, suspension or discontinuation shall be made which would impair the rights of any Optionee under any grant theretofore made, without his or her consent. To the extent necessary and desirable to comply with Rule 16b-3, the Company shall obtain shareholder approval of any Plan amendment or option grant in such manner and to such a degree as required.

          (b)  Effect of Amendment or Termination. Any such amendment or
               ----------------------------------
termination of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee and the board, which agreement must be in writing and signed by the Optionee and the Company.

     13.  Conditions Upon Issuance of Shares.  Shares shall not be issued
          ----------------------------------
pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, state securities laws, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

          As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares, if, in the opinion of counsel for the Company, such representation is required by any of the aforementioned relevant provisions of law.

          Inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

     14.  Reservation of Shares.  The Company, during the term of this Plan,
          ---------------------
will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

     15.  Option Agreement.  Options shall be evidenced by written option
          ----------------
agreements in such form as the Board shall approve.

     16.  Shareholder Approval.
          --------------------

          (a) Continuance of the Plan shall be subject to approval by the shareholders of the Company at or prior to the First annual meeting of shareholders held subsequent to the granting of an Option hereunder. If such shareholder approval is obtained at a duly held shareholders' meeting, it may be obtained by the affirmative vote of the holders of a majority of the outstanding shares of the Company present or represented and entitled to vote thereon. If such shareholder approval is obtained by written consent, it may be obtained by the written consent of the holders of a majority of the outstanding shares of the Company.

          (b) Any required approval of the shareholders of the Company shall be solicited substantially in accordance with Section 14(a) of the Exchange Act and the rules and regulations promulgated thereunder.

     17.  Information to Optionees.  The Company shall provide to each Optionee,
          ------------------------
during the period for which such Optionee has one or more Options outstanding, copies of all annual reports to shareholders, proxy statements and other information provided to all shareholders of the Company.

                               CIRRUS LOGIC, INC.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                  PROXY FOR 1998 ANNUAL MEETING OF SHAREHOLDERS

The undersigned shareholder of CIRRUS LOGIC, INC., a California corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement, each dated June 12, 1998 and the Company's Annual Report for its fiscal year ended March 28, 1998, and hereby appoints Robert F. Donohue and Michael L. Hackworth and each of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 1998 Annual Meeting of Shareholders of CIRRUS LOGIC, INC., to be held on July 21, 1998 at 2:00 p.m. local time at 3100 West Warren Avenue, Fremont, California 94538 and at any adjournment or adjournments thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote, if then and there personally present, on the matters set forth on the reverse side.

THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, IT WILL BE VOTED FOR THE ELECTION OF THE DIRECTORS, AND FOR PROPOSALS 2, 3, 4, 5, 6, 7 AND 8.

1.   Election of Directors
Nominees:  Michael L. Hackworth, Suhas S. Patil,
           C. Gordon Bell, D. James Guzy
           Walden C. Rhines, Robert H. Smith
           Alfred S. Teo

           FOR               WITHHELD

           ----              --------

     For all nominees except as noted above
---  --------------------------------------

2. To approve an amendment to the 1989 Employee Stock Purchase Plan to increase the number of shares of Common Stock available for grant under the Plan by 300,000 shares.

                                    For              Against           Abstain

                                    ----             --------          --------

3. To approve an amendment to the 1996 Stock Plan to increase the number of shares of Common Stock available for grant under the Plan by 2,000,000.

                                    For              Against           Abstain

                                    ----             --------          --------

4. To approve amendments to the 1990 Directors' Stock Option Plan to increase the number of shares of Common Stock available for grant under the Plan by 100,000, set the termination date of the Plan to January 2010 and amend certain terms of the grants made pursuant to the Plan.

                                    For              Against           Abstain

                                    ----             --------          --------

5. To approve the reincorporation of the Company as a Delaware corporation and the Delaware Form of Indemnification Agreement.

                                    For              Against           Abstain

                                    ----             --------          --------

6. To approve the setting of the number of authorized shares of Common Stock at 280,000,000 shares.

                                    For              Against           Abstain

                                    ----             --------          --------

7. To ratify the appointment of Ernst & Young LLP as independent auditors of the Company.

                                    For              Against           Abstain

                                    ----             --------          --------

8. To transact such other business as may properly come before the meeting or any adjournment thereof.


_____ MARK HERE FOR ADDRESS CHANGE AND NOTE BELOW


Signature:                  Date:        Signature:               Date:
           -----------------     -------           ---------------     --------